UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07851
                                   ---------

                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                    ----------------------------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       ------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:_(650) 312-2000
                                                    --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period: 12/31/04
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                         DECEMBER 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Franklin Templeton
                                                      Conservative Target Fund

                                                      Franklin Templeton
                                                      Moderate Target Fund

                                                      Franklin Templeton
                                                      Growth Target Fund

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER              |    ASSET ALLOCATION
--------------------------------------------------------------------------------
                                                      Want to receive this
                                                      document FASTER via email?
              FRANKLIN TEMPLETON
             FUND ALLOCATOR SERIES                    Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com. See
                                                      inside for details.
--------------------------------------------------------------------------------

                                   [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER .........................................................   1

ANNUAL REPORT

Economic and Market Overview ...............................................   3

Franklin Templeton Conservative Target Fund ................................   5

Franklin Templeton Moderate Target Fund ....................................  16

Franklin Templeton Growth Target Fund ......................................  27

Financial Highlights and Statements of Investments .........................  38

Financial Statements .......................................................  53

Notes to Financial Statements ..............................................  60

Report of Independent Registered Public Accounting Firm ....................  72

Tax Designation ............................................................  73

Board Members and Officers .................................................  74

Shareholder Information ....................................................  79

--------------------------------------------------------------------------------

ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW

During the five months ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions, as gross domestic product (GDP) rose at an estimated annual rate of 3.6% in the latter half of 2004.(1) However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. The labor market firmed and unemployment dropped from 5.5% to 5.4% during the period.(2)

The U.S. dollar weakened further during the five-month period and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import prices contributed to inflationary pressures. The core inflation rate rose to 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board (Fed) raised the federal funds target rate four times between August and December, from 1.25% to 2.25%, the highest level in more than three years.

Despite experiencing some fluctuation, domestic equity markets were essentially flat from August through early November. After the elections concluded, the markets enjoyed a strong rally through period-end. The blue chip stocks of the Dow Jones Industrial Average gained 7.36% for the period under review, while the broader Standard & Poor's 500 Composite Index (S&P 500) rose 10.85% and the technology-heavy NASDAQ Composite Index increased 15.26%.(3)

(1)   Source: Bureau of Economic Analysis.

(2)   Source: Bureau of Labor Statistics.

(3) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.


                                                               Annual Report | 3

Outside the U.S., the global economic recovery continued in 2004, led by growth in China. The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country's consumer and business confidence reached their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. The U.S. dollar decline hurt Japanese and European exports to the U.S., as it made their goods more expensive in the world's biggest market.

For the five-month period ended December 31, 2004, the Morgan Stanley Capital International (MSCI) World Index's total return was 14.75% in U.S. dollars.(4) Emerging markets, as measured by the MSCI Emerging Markets Index, had a total return of 29.23% in U.S. dollars.(5) In local currencies, these indexes had notably lower total returns of 9.87% and 19.74% for the same period.(4),(5) During the period, most of the world's currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S. developed and emerging market equities.

(4) Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

(5) Source: Standard & Poor's Micropal. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

THIS DISCUSSION REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2004. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


4 | Annual Report

FRANKLIN TEMPLETON

CONSERVATIVE TARGET FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Conservative Target Fund seeks the highest level of long-term total return consistent with a lower level of risk.

[SIDE BAR]

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ASSET ALLOCATION
Franklin Templeton Conservative Target Fund
Based on Total Net Assets as of 12/31/04

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Primarily Domestic Equity ...............................................  27.7%

Primarily Domestic Fixed Income .........................................  26.1%

Primarily Foreign Fixed Income ..........................................  13.1%

Primarily Foreign Equity ................................................  12.3%

Short-Term Investments & Other Net Assets ...............................  20.8%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Templeton Conservative Target Fund's annual report for the five months ended December 31, 2004.

PERFORMANCE OVERVIEW

Franklin Templeton Conservative Target Fund - Class A posted a +8.30% cumulative total return for the five months under review. The Fund outperformed its hybrid benchmark, which comprised a weighted combination of the Standard & Poor's 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index for equities, the Lehman Brothers (LB) U.S. Aggregate Index for fixed income, and the P&R 90 Day T-Bill for short-term investments and other net

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 42.


                                                               Annual Report | 5

[SIDE BAR]

TOP 10 FUND HOLDINGS
Franklin Templeton Conservative Target Fund
12/31/04

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Franklin Strategic Mortgage Portfolio                                   13.1%
--------------------------------------------------------------------------------
Templeton Global Bond Fund
- Advisor Class                                                         13.1%
--------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II
- Advisor Class                                                          9.8%
--------------------------------------------------------------------------------
Franklin Capital Growth Fund
- Advisor Class                                                          7.1%
--------------------------------------------------------------------------------
Franklin Total Return Fund
- Advisor Class                                                          6.0%
--------------------------------------------------------------------------------
Mutual European Fund
- Class Z                                                                5.8%
--------------------------------------------------------------------------------
Mutual Shares Fund
- Class Z                                                                5.7%
--------------------------------------------------------------------------------
Franklin U.S Government Securities Fund
- Advisor Class                                                          5.5%
--------------------------------------------------------------------------------
Templeton Foreign Fund
- Advisor Class                                                          3.9%
--------------------------------------------------------------------------------
Franklin Gold and Precious Metals Fund
- Advisor Class                                                          2.2%
--------------------------------------------------------------------------------

assets. For the reporting period, the benchmark returned 6.68%.(1) In previous reporting periods, the fixed income portion of the hybrid benchmark index was represented by the LB U.S. Government/Credit Index.(2) We are replacing the LB U.S. Government/Credit Index with the LB U.S. Aggregate Index because the new index more closely represents the Fund's income component. For the year under review, the former hybrid benchmark returned 6.21%.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

INVESTMENT STRATEGY

Whenever possible, we attempt to hold the same underlying Franklin Templeton funds in each Target Fund's portfolio. We generally diversify the Target Funds' broad equity allocations across investment styles, market capitalization sizes and countries of origin. Maintaining similarity of the underlying Franklin Templeton fund investments across the Allocator Series increased the consistency of the Target Funds' results relative to each other. For your reference, Franklin Templeton Conservative Target Fund seeks to maintain the following asset class allocations: 40% equity, 40% fixed income, and 20% short-term investments and other net assets.

(1) Sources: Standard & Poor's Micropal; Lehman Brothers. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must be publicly issued, fixed rate and have at least par amount outstanding. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The P&R 90 Day T-Bill is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. The benchmark index's weightings are as follows: S&P 500 28%, MSCI EAFE 12%, LB U.S. Aggregate Index 40% and P&R 90 Day T-Bill 20%. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) The LB U.S. Government/Credit Index includes U.S. Treasury or Agency issued securities and publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. The credit portion includes both corporate and noncorporate sectors. The corporate sectors are industrial, utility and finance, which include both U.S. and non-U.S. corporations. The noncorporate sectors are sovereign, supranational, foreign agency and foreign local government. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced quarterly by market capitalization.

(3) Sources: Standard & Poor's Micropal; Lehman Brothers. The benchmark index's weightings: S&P 500 25%, MSCI EAFE 10%, LB U.S. Government/Credit Index 45%, P&R 90 Day T-Bill 20%. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


6 | Annual Report

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to maintaining a static allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

At period-end, Franklin Templeton Conservative Target Fund's domestic equity exposure was 69.2% of its total equity weighting, with the balance represented by foreign equity. The portfolio was diversified across capitalization sizes and investment styles, and on December 31, 2004, we held shares in large-, mid- and small-capitalization equity funds, representing both growth and value styles. Franklin Small Cap Growth Fund II - Advisor Class, representing 9.8% of the Fund's total net assets, was our largest equity fund weighting at period-end. On the fixed income side, domestic exposure was 66.7% of the Fund's total income weighting, with the balance represented by foreign fixed income. Franklin Strategic Mortgage Portfolio and Templeton Global Bond Fund - Advisor Class were our largest fixed income fund weightings, each at 13.1% of total net assets.

Our largest foreign equity holding, Mutual European Fund, outperformed the MSCI EAFE Index. On the fixed income side, Templeton Global Bond Fund - Advisor Class outperformed the LB U.S. Aggregate Index, and Franklin Strategic Income Fund - Advisor Class posted strong relative results, largely due to its greater weighting of high yield securities versus the LB index. However, some funds with higher quality securities, such as Franklin Strategic Mortgage Portfolio, underperformed the LB index during the period.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, a significant portion of the Fund's underlying funds was invested in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.


                                                               Annual Report | 7

Thank you for your continued participation in Franklin Templeton Conservative Target Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]         /s/ T. Anthony Coffey

                        T. Anthony Coffey, CFA
                        Portfolio Manager
                        Franklin Templeton Conservative Target Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Annual Report

PERFORMANCE SUMMARY AS OF 12/31/04

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------------
CLASS A                                                 CHANGE          12/31/04          7/31/04
------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.82           $12.48           $11.66
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/04-12/31/04)
------------------------------------------------------------------------------------------------------
Dividend Income                         $0.1443
------------------------------------------------------------------------------------------------------
CLASS B                                                 CHANGE          12/31/04          7/31/04
------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.83           $12.46           $11.63
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/04-12/31/04)
------------------------------------------------------------------------------------------------------
Dividend Income                         $0.1001
------------------------------------------------------------------------------------------------------
CLASS C                                                 CHANGE          12/31/04          7/31/04
------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.83           $12.36           $11.53
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/04-12/31/04)
------------------------------------------------------------------------------------------------------
Dividend Income                         $0.0935
------------------------------------------------------------------------------------------------------
CLASS R                                                 CHANGE          12/31/04          7/31/04
------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.83           $12.46           $11.63
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/04-12/31/04)
------------------------------------------------------------------------------------------------------
Dividend Income                         $0.1284
------------------------------------------------------------------------------------------------------


                                                               Annual Report | 9

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------------
CLASS A                                5-MONTH(1)      1-YEAR            5-YEAR      INCEPTION (12/31/96)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)               +8.30%        +7.98%           +24.48%            +71.98%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)           +2.09%        +1.75%            +3.24%             +6.22%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)         $10,209       $10,175           $11,728            $16,209
----------------------------------------------------------------------------------------------------------
CLASS B                                              5-MONTH(1)          1-YEAR      INCEPTION (12/1/03)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                             +8.02%            +7.26%             +9.08%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                         +4.02%            +3.26%             +4.69%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                       $10,402           $10,326            $10,508
----------------------------------------------------------------------------------------------------------
CLASS C                                5-MONTH(1)      1-YEAR            5-YEAR      INCEPTION (12/31/96)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)               +8.03%        +7.20%           +19.94%            +61.58%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)           +7.03%        +6.20%            +3.70%             +6.18%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)         $10,703       $10,620           $11,994            $16,158
----------------------------------------------------------------------------------------------------------
CLASS R                                              5-MONTH(1)          1-YEAR       INCEPTION (1/1/02)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                             +8.27%            +7.74%            +20.98%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                         +7.27%            +6.74%             +6.57%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                       $10,727           $10,674            $12,098
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (12/31/96-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                                                                                     U.S.
                     FT CONSERVATIVE         S&P           MSCI            LB U.S.           LB U.S. GOV'T./       TREASURY
     DATE              TARGET FUND          500(5)        EAFE(5)     AGGREGATE INDEX(5)     CREDIT INDEX(5)       BILLS(5)
  12/31/1996             $ 9,425            $10,000       $10,000          $10,000              $10,000            $10,000
   1/31/1997             $ 9,576            $10,624       $ 9,652          $10,031              $10,012            $10,045
   2/28/1997             $ 9,585            $10,708       $ 9,813          $10,056              $10,033            $10,083
   3/31/1997             $ 9,474            $10,269       $ 9,850          $ 9,944              $ 9,914            $10,126
   4/30/1997             $ 9,502            $10,881       $ 9,905          $10,093              $10,059            $10,172
   5/31/1997             $ 9,814            $11,543       $10,552          $10,188              $10,153            $10,223
   6/30/1997             $10,028            $12,060       $11,136          $10,309              $10,274            $10,261
   7/31/1997             $10,293            $13,019       $11,319          $10,587              $10,589            $10,305
   8/31/1997             $10,189            $12,290       $10,476          $10,497              $10,470            $10,351
   9/30/1997             $10,570            $12,963       $11,065          $10,652              $10,635            $10,399
  10/31/1997             $10,351            $12,531       $10,217          $10,806              $10,805            $10,438
  11/30/1997             $10,408            $13,110       $10,115          $10,856              $10,862            $10,484
  12/31/1997             $10,513            $13,335       $10,206          $10,965              $10,976            $10,530
   1/31/1998             $10,503            $13,482       $10,675          $11,106              $11,130            $10,582
   2/28/1998             $10,797            $14,454       $11,362          $11,098              $11,108            $10,623
   3/31/1998             $11,036            $15,194       $11,715          $11,136              $11,142            $10,675
   4/30/1998             $11,095            $15,347       $11,810          $11,194              $11,198            $10,725
   5/31/1998             $10,987            $15,083       $11,756          $11,300              $11,318            $10,771
   6/30/1998             $10,988            $15,695       $11,847          $11,396              $11,434            $10,815
   7/31/1998             $10,850            $15,529       $11,970          $11,420              $11,443            $10,862
   8/31/1998             $10,219            $13,286       $10,490          $11,606              $11,666            $10,914
   9/30/1998             $10,397            $14,137       $10,171          $11,878              $12,000            $10,970
  10/31/1998             $10,526            $15,286       $11,234          $11,815              $11,915            $11,013
  11/30/1998             $10,715            $16,212       $11,812          $11,882              $11,986            $11,048
  12/31/1998             $10,826            $17,146       $12,281          $11,918              $12,016            $11,094
   1/31/1999             $10,898            $17,862       $12,247          $12,003              $12,101            $11,137
   2/28/1999             $10,754            $17,307       $11,958          $11,794              $11,813            $11,172
   3/31/1999             $10,916            $18,000       $12,460          $11,859              $11,872            $11,220
   4/30/1999             $11,185            $18,697       $12,968          $11,896              $11,901            $11,262
   5/31/1999             $11,092            $18,256       $12,303          $11,792              $11,779            $11,305
   6/30/1999             $11,273            $19,268       $12,786          $11,755              $11,742            $11,347
   7/31/1999             $11,200            $18,667       $13,169          $11,705              $11,709            $11,394
   8/31/1999             $11,211            $18,575       $13,220          $11,699              $11,700            $11,438
   9/30/1999             $11,196            $18,066       $13,356          $11,834              $11,805            $11,488
  10/31/1999             $11,501            $19,209       $13,859          $11,878              $11,836            $11,533
  11/30/1999             $12,123            $19,600       $14,343          $11,877              $11,829            $11,579
  12/31/1999             $13,021            $20,753       $15,633          $11,820              $11,757            $11,632
   1/31/2000             $12,881            $19,711       $14,643          $11,781              $11,754            $11,677
   2/29/2000             $13,950            $19,338       $15,040          $11,924              $11,902            $11,730
   3/31/2000             $13,756            $21,228       $15,626          $12,081              $12,074            $11,789
   4/30/2000             $13,245            $20,590       $14,806          $12,046              $12,015            $11,849
   5/31/2000             $12,962            $20,169       $14,448          $12,041              $12,004            $11,913
   6/30/2000             $13,335            $20,666       $15,016          $12,291              $12,249            $11,964
   7/31/2000             $13,302            $20,343       $14,389          $12,403              $12,379            $12,019
   8/31/2000             $13,818            $21,606       $14,517          $12,583              $12,553            $12,082
   9/30/2000             $13,675            $20,466       $13,813          $12,662              $12,601            $12,148
  10/31/2000             $13,487            $20,379       $13,490          $12,746              $12,680            $12,209
  11/30/2000             $12,999            $18,773       $12,987          $12,954              $12,896            $12,276
  12/31/2000             $13,418            $18,865       $13,451          $13,194              $13,151            $12,347
   1/31/2001             $13,781            $19,534       $13,445          $13,410              $13,371            $12,428
   2/28/2001             $13,348            $17,754       $12,438          $13,527              $13,509            $12,478
   3/31/2001             $13,004            $16,630       $11,614          $13,595              $13,571            $12,540
   4/30/2001             $13,416            $17,922       $12,429          $13,538              $13,470            $12,592
   5/31/2001             $13,498            $18,042       $12,000          $13,620              $13,547            $12,641
   6/30/2001             $13,439            $17,603       $11,514          $13,671              $13,612            $12,678
   7/31/2001             $13,380            $17,429       $11,305          $13,977              $13,951            $12,720
   8/31/2001             $13,214            $16,339       $11,021          $14,137              $14,131            $12,762
   9/30/2001             $12,493            $15,020       $ 9,908          $14,302              $14,261            $12,818
  10/31/2001             $12,839            $15,307       $10,161          $14,601              $14,622            $12,851
  11/30/2001             $13,150            $16,481       $10,536          $14,400              $14,382            $12,878
  12/31/2001             $13,295            $16,625       $10,599          $14,308              $14,269            $12,899
   1/31/2002             $13,283            $16,383       $10,037          $14,424              $14,374            $12,917
   2/28/2002             $13,271            $16,067       $10,107          $14,564              $14,496            $12,934
   3/31/2002             $13,544            $16,671       $10,659          $14,322              $14,202            $12,953
   4/30/2002             $13,581            $15,661       $10,736          $14,599              $14,477            $12,973
   5/31/2002             $13,532            $15,546       $10,882          $14,723              $14,610            $12,993
   6/30/2002             $13,141            $14,439       $10,453          $14,851              $14,735            $13,012
   7/31/2002             $12,611            $13,313       $ 9,422          $15,030              $14,912            $13,031
   8/31/2002             $12,698            $13,401       $ 9,403          $15,284              $15,247            $13,050
   9/30/2002             $12,306            $11,946       $ 8,395          $15,531              $15,574            $13,071
  10/31/2002             $12,541            $12,996       $ 8,847          $15,461              $15,426            $13,091
  11/30/2002             $12,876            $13,760       $ 9,250          $15,456              $15,435            $13,111
  12/31/2002             $12,792            $12,952       $ 8,939          $15,776              $15,844            $13,125
   1/31/2003             $12,742            $12,613       $ 8,567          $15,789              $15,843            $13,139
   2/28/2003             $12,704            $12,424       $ 8,371          $16,008              $16,125            $13,151
   3/31/2003             $12,687            $12,543       $ 8,213          $15,995              $16,104            $13,165
   4/30/2003             $13,152            $13,577       $ 9,027          $16,127              $16,277            $13,178
   5/31/2003             $13,654            $14,292       $ 9,583          $16,428              $16,739            $13,192
   6/30/2003             $13,732            $14,474       $ 9,820          $16,395              $16,672            $13,208
   7/31/2003             $13,745            $14,730       $10,059          $15,844              $15,973            $13,217
   8/31/2003             $14,047            $15,016       $10,304          $15,949              $16,079            $13,227
   9/30/2003             $14,142            $14,857       $10,623          $16,372              $16,588            $13,239
  10/31/2003             $14,484            $15,697       $11,286          $16,219              $16,378            $13,249
  11/30/2003             $14,712            $15,835       $11,539          $16,258              $16,421            $13,260
  12/31/2003             $15,011            $16,665       $12,441          $16,423              $16,583            $13,270
   1/31/2004             $15,126            $16,971       $12,617          $16,555              $16,734            $13,281
   2/29/2004             $15,266            $17,207       $12,911          $16,734              $16,939            $13,290
   3/31/2004             $15,288            $16,947       $12,989          $16,860              $17,094            $13,301
   4/30/2004             $14,904            $16,682       $12,706          $16,421              $16,569            $13,311
   5/31/2004             $14,993            $16,910       $12,761          $16,355              $16,485            $13,320
   6/30/2004             $15,172            $17,239       $13,046          $16,448              $16,552            $13,326
   7/31/2004             $14,967            $16,668       $12,624          $16,611              $16,727            $13,338
   8/31/2004             $15,082            $16,735       $12,683          $16,928              $17,081            $13,352
   9/30/2004             $15,329            $16,916       $13,016          $16,974              $17,141            $13,367
  10/31/2004             $15,548            $17,175       $13,461          $17,116              $17,289            $13,382
  11/30/2004             $15,948            $17,870       $14,384          $16,979              $17,097            $13,395
  12/31/2004             $16,209            $18,477       $15,016          $17,136              $17,279            $13,421

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
CLASS A                       12/31/04
--------------------------------------
1-Year                          +1.75%
--------------------------------------
5-Year                          +3.24%
--------------------------------------
Since Inception (12/31/96)      +6.22%
--------------------------------------

CLASS B (12/31/96-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                                                                                    U.S.
                     FT CONSERVATIVE         S&P          MSCI             LB U.S.          LB U.S GOV'T./        TREASURY
     DATE              TARGET FUND          500(5)       EAFE(5)      AGGREGATE INDEX(5)    CREDIT INDEX(5)       BILLS(5)
   12/1/2003             $10,000           $10,000       $10,000          $10,000              $10,000            $10,000
  12/31/2003             $10,170           $10,524       $10,782          $10,102              $10,099            $10,008
   1/31/2004             $10,239           $10,717       $10,935          $10,183              $10,190            $10,016
   2/29/2004             $10,326           $10,866       $11,189          $10,293              $10,315            $10,023
   3/31/2004             $10,337           $10,702       $11,257          $10,370              $10,410            $10,031
   4/30/2004             $10,068           $10,534       $11,012          $10,101              $10,090            $10,038
   5/31/2004             $10,129           $10,679       $11,059          $10,060              $10,038            $10,045
   6/30/2004             $10,237           $10,886       $11,306          $10,117              $10,080            $10,050
   7/31/2004             $10,098           $10,526       $10,941          $10,217              $10,186            $10,059
   8/31/2004             $10,168           $10,568       $10,991          $10,412              $10,402            $10,069
   9/30/2004             $10,329           $10,683       $11,280          $10,440              $10,438            $10,080
  10/31/2004             $10,468           $10,846       $11,666          $10,528              $10,529            $10,092
  11/30/2004             $10,738           $11,285       $12,466          $10,444              $10,411            $10,102
  12/31/2004             $10,508           $11,668       $13,013          $10,540              $10,522            $10,122

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS B                        12/31/04
---------------------------------------
1-Year                           +3.26%
---------------------------------------
Since Inception (12/1/03)        +4.69%
---------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
CLASS C                       12/31/04
--------------------------------------
1-Year                          +6.20%
--------------------------------------
5-Year                          +3.70%
--------------------------------------
Since Inception (12/31/96)      +6.18%
--------------------------------------

CLASS C (12/31/96-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                                                                                     U.S.
                     FT CONSERVATIVE        S&P           MSCI            LB U.S.           LB U.S. GOV'T./        TREASURY
     DATE              TARGET FUND         500(5)        EAFE(5)     AGGREGATE INDEX(5)     CREDIT INDEX(5)        BILLS(5)
  12/31/1996             $10,000           $10,000       $10,000           $10,000              $10,000             $10,000
   1/31/1997             $10,160           $10,624       $ 9,652           $10,031              $10,012             $10,045
   2/28/1997             $10,150           $10,708       $ 9,813           $10,056              $10,033             $10,083
   3/31/1997             $ 9,998           $10,269       $ 9,850           $ 9,944              $ 9,914             $10,126
   4/30/1997             $10,028           $10,881       $ 9,905           $10,093              $10,059             $10,172
   5/31/1997             $10,359           $11,543       $10,552           $10,188              $10,153             $10,223
   6/30/1997             $10,577           $12,060       $11,136           $10,309              $10,274             $10,261
   7/31/1997             $10,848           $13,019       $11,319           $10,587              $10,589             $10,305
   8/31/1997             $10,717           $12,290       $10,476           $10,497              $10,470             $10,351
   9/30/1997             $11,111           $12,963       $11,065           $10,652              $10,635             $10,399
  10/31/1997             $10,879           $12,531       $10,217           $10,806              $10,805             $10,438
  11/30/1997             $10,940           $13,110       $10,115           $10,856              $10,862             $10,484
  12/31/1997             $11,042           $13,335       $10,206           $10,965              $10,976             $10,530
   1/31/1998             $11,021           $13,482       $10,675           $11,106              $11,130             $10,582
   2/28/1998             $11,321           $14,454       $11,362           $11,098              $11,108             $10,623
   3/31/1998             $11,570           $15,194       $11,715           $11,136              $11,142             $10,675
   4/30/1998             $11,621           $15,347       $11,810           $11,194              $11,198             $10,725
   5/31/1998             $11,507           $15,083       $11,756           $11,300              $11,318             $10,771
   6/30/1998             $11,499           $15,695       $11,847           $11,396              $11,434             $10,815
   7/31/1998             $11,343           $15,529       $11,970           $11,420              $11,443             $10,862
   8/31/1998             $10,678           $13,286       $10,490           $11,606              $11,666             $10,914
   9/30/1998             $10,857           $14,137       $10,171           $11,878              $12,000             $10,970
  10/31/1998             $10,983           $15,286       $11,234           $11,815              $11,915             $11,013
  11/30/1998             $11,171           $16,212       $11,812           $11,882              $11,986             $11,048
  12/31/1998             $11,283           $17,146       $12,281           $11,918              $12,016             $11,094
   1/31/1999             $11,348           $17,862       $12,247           $12,003              $12,101             $11,137
   2/28/1999             $11,196           $17,307       $11,958           $11,794              $11,813             $11,172
   3/31/1999             $11,363           $18,000       $12,460           $11,859              $11,872             $11,220
   4/30/1999             $11,623           $18,697       $12,968           $11,896              $11,901             $11,262
   5/31/1999             $11,525           $18,256       $12,303           $11,792              $11,779             $11,305
   6/30/1999             $11,701           $19,268       $12,786           $11,755              $11,742             $11,347
   7/31/1999             $11,625           $18,667       $13,169           $11,705              $11,709             $11,394
   8/31/1999             $11,625           $18,575       $13,220           $11,699              $11,700             $11,438
   9/30/1999             $11,608           $18,066       $13,356           $11,834              $11,805             $11,488
  10/31/1999             $11,916           $19,209       $13,859           $11,878              $11,836             $11,533
  11/30/1999             $12,542           $19,600       $14,343           $11,877              $11,829             $11,579
  12/31/1999             $13,472           $20,753       $15,633           $11,820              $11,757             $11,632
   1/31/2000             $13,314           $19,711       $14,643           $11,781              $11,754             $11,677
   2/29/2000             $14,417           $19,338       $15,040           $11,924              $11,902             $11,730
   3/31/2000             $14,201           $21,228       $15,626           $12,081              $12,074             $11,789
   4/30/2000             $13,669           $20,590       $14,806           $12,046              $12,015             $11,849
   5/31/2000             $13,375           $20,169       $14,448           $12,041              $12,004             $11,913
   6/30/2000             $13,738           $20,666       $15,016           $12,291              $12,249             $11,964
   7/31/2000             $13,704           $20,343       $14,389           $12,403              $12,379             $12,019
   8/31/2000             $14,216           $21,606       $14,517           $12,583              $12,553             $12,082
   9/30/2000             $14,066           $20,466       $13,813           $12,662              $12,601             $12,148
  10/31/2000             $13,871           $20,379       $13,490           $12,746              $12,680             $12,209
  11/30/2000             $13,353           $18,773       $12,987           $12,954              $12,896             $12,276
  12/31/2000             $13,777           $18,865       $13,451           $13,194              $13,151             $12,347
   1/31/2001             $14,140           $19,534       $13,445           $13,410              $13,371             $12,428
   2/28/2001             $13,692           $17,754       $12,438           $13,527              $13,509             $12,478
   3/31/2001             $13,330           $16,630       $11,614           $13,595              $13,571             $12,540
   4/30/2001             $13,743           $17,922       $12,429           $13,538              $13,470             $12,592
   5/31/2001             $13,816           $18,042       $12,000           $13,620              $13,547             $12,641
   6/30/2001             $13,743           $17,603       $11,514           $13,671              $13,612             $12,678
   7/31/2001             $13,682           $17,429       $11,305           $13,977              $13,951             $12,720
   8/31/2001             $13,499           $16,339       $11,021           $14,137              $14,131             $12,762
   9/30/2001             $12,755           $15,020       $ 9,908           $14,302              $14,261             $12,818
  10/31/2001             $13,100           $15,307       $10,161           $14,601              $14,622             $12,851
  11/30/2001             $13,408           $16,481       $10,536           $14,400              $14,382             $12,878
  12/31/2001             $13,560           $16,625       $10,599           $14,308              $14,269             $12,899
   1/31/2002             $13,522           $16,383       $10,037           $14,424              $14,374             $12,917
   2/28/2002             $13,497           $16,067       $10,107           $14,564              $14,496             $12,934
   3/31/2002             $13,775           $16,671       $10,659           $14,322              $14,202             $12,953
   4/30/2002             $13,800           $15,661       $10,736           $14,599              $14,477             $12,973
   5/31/2002             $13,737           $15,546       $10,882           $14,723              $14,610             $12,993
   6/30/2002             $13,338           $14,439       $10,453           $14,851              $14,735             $13,012
   7/31/2002             $12,795           $13,313       $ 9,422           $15,030              $14,912             $13,031
   8/31/2002             $12,884           $13,401       $ 9,403           $15,284              $15,247             $13,050
   9/30/2002             $12,475           $11,946       $ 8,395           $15,531              $15,574             $13,071
  10/31/2002             $12,703           $12,996       $ 8,847           $15,461              $15,426             $13,091
  11/30/2002             $13,032           $13,760       $ 9,250           $15,456              $15,435             $13,111
  12/31/2002             $12,943           $12,952       $ 8,939           $15,776              $15,844             $13,125
   1/31/2003             $12,879           $12,613       $ 8,567           $15,789              $15,843             $13,139
   2/28/2003             $12,841           $12,424       $ 8,371           $16,008              $16,125             $13,151
   3/31/2003             $12,815           $12,543       $ 8,213           $15,995              $16,104             $13,165
   4/30/2003             $13,263           $13,577       $ 9,027           $16,127              $16,277             $13,178
   5/31/2003             $13,775           $14,292       $ 9,583           $16,428              $16,739             $13,192
   6/30/2003             $13,845           $14,474       $ 9,820           $16,395              $16,672             $13,208
   7/31/2003             $13,845           $14,730       $10,059           $15,844              $15,973             $13,217
   8/31/2003             $14,140           $15,016       $10,304           $15,949              $16,079             $13,227
   9/30/2003             $14,226           $14,857       $10,623           $16,372              $16,588             $13,239
  10/31/2003             $14,560           $15,697       $11,286           $16,219              $16,378             $13,249
  11/30/2003             $14,778           $15,835       $11,539           $16,258              $16,421             $13,260
  12/31/2003             $15,073           $16,665       $12,441           $16,423              $16,583             $13,270
   1/31/2004             $15,177           $16,971       $12,617           $16,555              $16,734             $13,281
   2/29/2004             $15,306           $17,207       $12,911           $16,734              $16,939             $13,290
   3/31/2004             $15,324           $16,947       $12,989           $16,860              $17,094             $13,301
   4/30/2004             $14,922           $16,682       $12,706           $16,421              $16,569             $13,311
   5/31/2004             $15,013           $16,910       $12,761           $16,355              $16,485             $13,320
   6/30/2004             $15,165           $17,239       $13,046           $16,448              $16,552             $13,326
   7/31/2004             $14,957           $16,668       $12,624           $16,611              $16,727             $13,338
   8/31/2004             $15,061           $16,735       $12,683           $16,928              $17,081             $13,352
   9/30/2004             $15,309           $16,916       $13,016           $16,974              $17,141             $13,367
  10/31/2004             $15,517           $17,175       $13,461           $17,116              $17,289             $13,382
  11/30/2004             $15,907           $17,870       $14,384           $16,979              $17,097             $13,395
  12/31/2004             $16,158           $18,477       $15,016           $17,136              $17,279             $13,421

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
CLASS R                       12/31/04
--------------------------------------
1-Year                          +6.74%
--------------------------------------
Since Inception (1/1/02)        +6.57%
--------------------------------------

CLASS R (1/1/02-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                                                                                       U.S.
                     FT CONSERVATIVE         S&P           MSCI              LB U.S.          LB U.S. GOV'T./        TREASURY
     DATE              TARGET FUND          500(5)        EAFE(5)       AGGREGATE INDEX(5)    CREDIT INDEX(5)        BILLS(5)
    1/1/2002             $10,000            $10,000       $10,000           $10,000               $10,000            $10,000
   1/31/2002             $ 9,982            $ 9,854       $ 9,469           $10,081               $10,073            $10,014
   2/28/2002             $ 9,972            $ 9,664       $ 9,536           $10,179               $10,159            $10,027
   3/31/2002             $10,178            $10,028       $10,057           $10,009               $ 9,953            $10,042
   4/30/2002             $10,196            $ 9,420       $10,130           $10,203               $10,146            $10,057
   5/31/2002             $10,159            $ 9,351       $10,267           $10,290               $10,239            $10,073
   6/30/2002             $ 9,869            $ 8,685       $ 9,862           $10,379               $10,326            $10,088
   7/31/2002             $ 9,461            $ 8,008       $ 8,889           $10,504               $10,451            $10,102
   8/31/2002             $ 9,526            $ 8,061       $ 8,871           $10,682               $10,685            $10,117
   9/30/2002             $ 9,232            $ 7,185       $ 7,921           $10,855               $10,915            $10,133
  10/31/2002             $ 9,409            $ 7,817       $ 8,347           $10,805               $10,811            $10,149
  11/30/2002             $ 9,650            $ 8,277       $ 8,727           $10,802               $10,817            $10,165
  12/31/2002             $ 9,591            $ 7,791       $ 8,434           $11,025               $11,104            $10,175
   1/31/2003             $ 9,554            $ 7,587       $ 8,083           $11,035               $11,103            $10,186
   2/28/2003             $ 9,516            $ 7,473       $ 7,898           $11,188               $11,301            $10,195
   3/31/2003             $ 9,510            $ 7,545       $ 7,749           $11,179               $11,286            $10,207
   4/30/2003             $ 9,850            $ 8,167       $ 8,517           $11,271               $11,407            $10,217
   5/31/2003             $10,228            $ 8,596       $ 9,041           $11,481               $11,731            $10,227
   6/30/2003             $10,284            $ 8,706       $ 9,265           $11,459               $11,684            $10,240
   7/31/2003             $10,293            $ 8,860       $ 9,491           $11,073               $11,194            $10,247
   8/31/2003             $10,511            $ 9,032       $ 9,721           $11,147               $11,268            $10,255
   9/30/2003             $10,584            $ 8,937       $10,023           $11,442               $11,625            $10,263
  10/31/2003             $10,831            $ 9,442       $10,648           $11,335               $11,478            $10,272
  11/30/2003             $11,002            $ 9,525       $10,887           $11,362               $11,508            $10,280
  12/31/2003             $11,228            $10,024       $11,738           $11,478               $11,622            $10,288
   1/31/2004             $11,314            $10,208       $11,904           $11,570               $11,727            $10,297
   2/29/2004             $11,410            $10,350       $12,181           $11,696               $11,871            $10,303
   3/31/2004             $11,431            $10,194       $12,255           $11,783               $11,980            $10,312
   4/30/2004             $11,134            $10,034       $11,988           $11,477               $11,612            $10,319
   5/31/2004             $11,210            $10,171       $12,040           $11,431               $11,553            $10,326
   6/30/2004             $11,328            $10,369       $12,308           $11,495               $11,600            $10,331
   7/31/2004             $11,174            $10,026       $11,911           $11,609               $11,723            $10,341
   8/31/2004             $11,260            $10,066       $11,966           $11,831               $11,971            $10,351
   9/30/2004             $11,449            $10,175       $12,280           $11,863               $12,013            $10,363
  10/31/2004             $11,604            $10,331       $12,700           $11,962               $12,117            $10,375
  11/30/2004             $11,902            $10,749       $13,571           $11,867               $11,982            $10,385
  12/31/2004             $12,098            $11,114       $14,167           $11,976               $12,109            $10,405


12 | Annual Report

ENDNOTES

THE FUND IS NON-DIVERSIFIED BECAUSE IT INVESTS IN SECURITIES OF A LIMITED NUMBER OF MUTUAL FUNDS. BECAUSE IT INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THESE SAME RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Five-month return has not been annualized. The figures shown are for the period since the end of the Fund's previous fiscal year on 7/31/04 through the current fiscal year-end on 12/31/04.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Sources: Standard & Poor's Micropal; Lehman Brothers. See page 6 for descriptions of the S&P 500, the MSCI EAFE Index, the LB U.S. Aggregate Index and the LB U.S. Government/Credit Index. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.


                                                              Annual Report | 13

YOUR FUND'S EXPENSES

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the period indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING              ENDING
                                                ACCOUNT VALUE            ACCOUNT          EXPENSES PAID DURING PERIOD*
                                                ACTUAL 7/31/04            VALUE             ACTUAL 7/31/04-12/31/04
CLASS A                                      HYPOTHETICAL 6/30/04       12/31/04         HYPOTHETICAL 6/30/04-12/31/04
----------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,083.00                    $3.58
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,021.07                    $4.18
----------------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,080.20                    $6.84
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,017.29                    $7.98
----------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,080.30                    $6.85
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,017.29                    $7.98
----------------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,082.70                    $4.67
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,019.81                    $5.45
----------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.82%; B: 1.57%; C: 1.57%; and R: 1.07%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 153/365 to reflect the reporting period.


                                                              Annual Report | 15

FRANKLIN TEMPLETON

MODERATE TARGET FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Moderate Target Fund seeks the highest level of long-term total return consistent with an intermediate level of risk.

[SIDE BAR]

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ASSET ALLOCATION
Franklin Templeton Moderate Target Fund
Based on Total Net Assets as of 12/31/04

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Primarily Domestic Equity ..............................................   38.5%

Primarily Domestic Fixed Income ........................................   22.9%

Primarily Foreign Equity ...............................................   16.4%

Primarily Foreign Fixed Income .........................................   11.6%

Short-Term Investments & Other Net Assets ..............................   10.6%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Templeton Moderate Target Fund's annual report for the five months ended December 31, 2004.

PERFORMANCE OVERVIEW

Franklin Templeton Moderate Target Fund - Class A posted a +10.14% cumulative total return for the five months under review. The Fund outperformed its hybrid benchmark, which comprised a weighted combination of the Standard & Poor's 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index for equities, the Lehman Brothers (LB) U.S. Aggregate Index for fixed income, and the P&R 90 Day T-Bill for short-term investments and other net assets. For the reporting

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 47.


16 | Annual Report
period, the benchmark returned 8.45%.(1) In previous reporting periods, the fixed income portion of the hybrid benchmark index was represented by the LB U.S. Government/Credit Index.(2) We are replacing the LB U.S. Government/Credit Index with the LB U.S. Aggregate Index because the new index more closely represents the Fund's income component. For the year under review, the former hybrid benchmark returned 7.87%.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 20.

INVESTMENT STRATEGY

Whenever possible, we attempt to hold the same underlying Franklin Templeton funds in each Target Fund's portfolio. We generally diversify the Target Funds' broad equity allocations across investment styles, market capitalization sizes and countries of origin. Maintaining similarity of the underlying Franklin Templeton fund investments across the Allocator Series increased the consistency of

(1) Sources: Standard & Poor's Micropal; Lehman Brothers. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must be publicly issued, fixed rate and have at least par amount outstanding. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The P&R 90 Day T-Bill is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. The benchmark index's weightings are as follows: S&P 500 38.5%, MSCI EAFE 16.5%, LB U.S. Aggregate Index 35% and P&R 90 Day T-Bill 10%. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) The LB U.S. Government/Credit Index includes U.S. Treasury or Agency issued securities and publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. The credit portion includes both corporate and noncorporate sectors. The corporate sectors are industrial, utility and finance, which include both U.S. and non-U.S. corporations. The noncorporate sectors are sovereign, supranational, foreign agency and foreign local government. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced quarterly by market capitalization.

(3) Sources: Standard & Poor's Micropal; Lehman Brothers. The benchmark index's weightings: S&P 500 35%, MSCI EAFE 15%, LB U.S. Government/Credit Index 35%, P&R 90 Day T-Bill 15%. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[SIDE BAR]

TOP 10 FUND HOLDINGS
Franklin Templeton Moderate Target Fund
12/31/04
--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II
- Advisor Class                                                         13.4%
--------------------------------------------------------------------------------
Templeton Global Bond Fund
- Advisor Class                                                         11.6%
--------------------------------------------------------------------------------
Franklin Strategic Mortgage Portfolio                                   11.0%
--------------------------------------------------------------------------------
Franklin Capital Growth Fund
- Advisor Class                                                          9.4%
--------------------------------------------------------------------------------
Mutual Shares Fund
- Class Z                                                                8.2%
--------------------------------------------------------------------------------
Mutual European Fund
- Class Z                                                                7.5%
--------------------------------------------------------------------------------
Franklin Total Return Fund
- Advisor Class                                                          5.5%
--------------------------------------------------------------------------------
Franklin U.S. Government Securities Fund
- Advisor Class                                                          5.3%
--------------------------------------------------------------------------------
Templeton Foreign Fund
- Advisor Class                                                          5.0%
--------------------------------------------------------------------------------
Franklin Real Estate Securities Fund
- Advisor Class                                                          3.3%
--------------------------------------------------------------------------------


                                                              Annual Report | 17
the Target Funds' results relative to each other. For your reference, Franklin Templeton Moderate Target Fund seeks to maintain the following asset class allocations: 55% equity, 35% fixed income, and 10% short-term investments and other net assets.

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to maintaining a static allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

At period-end, Franklin Templeton Moderate Target Fund's domestic equity exposure was 70.2% of its total equity weighting, with the balance represented by foreign equity. The portfolio was diversified across capitalization sizes and investment styles, and on December 31, 2004, we held shares in large-, mid- and small-capitalization equity funds, representing both growth and value styles. Franklin Small Cap Growth Fund II - Advisor Class, representing 13.4% of the Fund's total net assets, was our largest equity fund weighting at period-end. On the fixed income side, domestic exposure was 66.5% of the Fund's total income weighting, with the balance represented by foreign fixed income. Templeton Global Bond Fund - Advisor Class was our largest fixed income fund weighting at 11.6% of total net assets.

Our largest domestic growth fund holding, Franklin Small Cap Growth Fund II - Advisor Class, outperformed the S&P 500, as did our largest domestic value fund holding, Mutual Shares Fund - Class Z. Our largest foreign equity holding, Mutual European Fund - Class Z, outperformed the MSCI EAFE Index. On the fixed income side, Templeton Global Bond Fund - Advisor Class outperformed the LB U.S. Aggregate Index, and Franklin Strategic Income Fund - Advisor Class posted strong relative results, largely due to its greater weighting of high yield securities versus the LB index. However, some funds with higher quality securities, such as Franklin Strategic Mortgage Portfolio, underperformed the LB index during the period.


18 | Annual Report

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, a significant portion of the Fund's underlying funds was invested in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Franklin Templeton Moderate Target Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]          /s/ T. Anthony Coffey


                         T. Anthony Coffey, CFA
                         Portfolio Manager
                         Franklin Templeton Moderate Target Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 19

PERFORMANCE SUMMARY AS OF 12/31/04

FRANKLIN TEMPLETON MODERATE TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
CLASS A                                                 CHANGE          12/31/04          7/31/04
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.04            $12.69           $11.65
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/04-12/31/04)
-----------------------------------------------------------------------------------------------------
Dividend Income                         $0.1264
-----------------------------------------------------------------------------------------------------
CLASS B                                                 CHANGE          12/31/04          7/31/04
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.04            $12.66           $11.62
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/04-12/31/04)
-----------------------------------------------------------------------------------------------------
Dividend Income                         $0.0825
-----------------------------------------------------------------------------------------------------
CLASS C                                                 CHANGE          12/31/04          7/31/04
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.03            $12.50           $11.47
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/04-12/31/04)
-----------------------------------------------------------------------------------------------------
Dividend Income                         $0.0756
-----------------------------------------------------------------------------------------------------
CLASS R                                                 CHANGE          12/31/04          7/31/04
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.04            $12.66           $11.62
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/04-12/31/04)
-----------------------------------------------------------------------------------------------------
Dividend Income                         $0.1095
-----------------------------------------------------------------------------------------------------


20 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------
CLASS A                              5-MONTH(1)       1-YEAR     5-YEAR   INCEPTION (12/31/96)
----------------------------------------------------------------------------------------------
Cumulative Total Return(2)            +10.14%         +9.64%    +17.59%         +71.26%
----------------------------------------------------------------------------------------------
Average Annual Total Return(3)         +3.81%         +3.31%     +2.07%          +6.17%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,381        $10,331    $11,080         $16,142
----------------------------------------------------------------------------------------------
CLASS B                                           5-MONTH(1)     1-YEAR   INCEPTION (12/1/03)
----------------------------------------------------------------------------------------------
Cumulative Total Return(2)                            +9.77%     +8.92%         +10.98%
----------------------------------------------------------------------------------------------
Average Annual Total Return(3)                        +5.77%     +4.92%          +6.43%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                      $10,577    $10,492         $10,698
----------------------------------------------------------------------------------------------
CLASS C                              5-MONTH(1)       1-YEAR     5-YEAR   INCEPTION (12/31/96)
----------------------------------------------------------------------------------------------
Cumulative Total Return(2)             +9.75%         +8.73%    +13.19%         +60.14%
----------------------------------------------------------------------------------------------
Average Annual Total Return(3)         +8.75%         +7.73%     +2.51%          +6.06%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,875        $10,773    $11,319         $16,014
----------------------------------------------------------------------------------------------
CLASS R                                           5-MONTH(1)     1-YEAR   INCEPTION (1/1/02)
----------------------------------------------------------------------------------------------
Cumulative Total Return(2)                            +9.92%     +9.30%         +23.03%
----------------------------------------------------------------------------------------------
Average Annual Total Return(3)                        +8.92%     +8.30%          +7.17%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                      $10,892    $10,830         $12,303
----------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 21

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS A                    12/31/04
-----------------------------------
1-Year                       +3.31%
-----------------------------------
5-Year                       +2.07%
-----------------------------------
Since Inception (12/31/96)   +6.17%
-----------------------------------

CLASS A (12/31/96-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                                                                       U.S.
                   FT CONSERVATIVE          S&P              MSCI              LB U.S.          LB U.S. GOV'T./      TREASURY
     DATE            TARGET FUND           500(5)           EAFE(5)       AGGREGATE INDEX(5)    CREDIT INDEX(5)      BILLS(5)
  12/31/1996           $ 9,425            $10,000           $10,000            $10,000             $10,000           $10,000
   1/31/1997           $ 9,670            $10,624           $ 9,652            $10,031             $10,012           $10,045
   2/28/1997           $ 9,670            $10,708           $ 9,813            $10,056             $10,033           $10,083
   3/31/1997           $ 9,589            $10,269           $ 9,850            $ 9,944             $ 9,914           $10,126
   4/30/1997           $ 9,674            $10,881           $ 9,905            $10,093             $10,059           $10,172
   5/31/1997           $10,061            $11,543           $10,552            $10,188             $10,153           $10,223
   6/30/1997           $10,286            $12,060           $11,136            $10,309             $10,274           $10,261
   7/31/1997           $10,655            $13,019           $11,319            $10,587             $10,589           $10,305
   8/31/1997           $10,494            $12,290           $10,476            $10,497             $10,470           $10,351
   9/30/1997           $10,966            $12,963           $11,065            $10,652             $10,635           $10,399
  10/31/1997           $10,632            $12,531           $10,217            $10,806             $10,805           $10,438
  11/30/1997           $10,660            $13,110           $10,115            $10,856             $10,862           $10,484
  12/31/1997           $10,771            $13,335           $10,206            $10,965             $10,976           $10,530
   1/31/1998           $10,720            $13,482           $10,675            $11,106             $11,130           $10,582
   2/28/1998           $11,119            $14,454           $11,362            $11,098             $11,108           $10,623
   3/31/1998           $11,451            $15,194           $11,715            $11,136             $11,142           $10,675
   4/30/1998           $11,513            $15,347           $11,810            $11,194             $11,198           $10,725
   5/31/1998           $11,318            $15,083           $11,756            $11,300             $11,318           $10,771
   6/30/1998           $11,318            $15,695           $11,847            $11,396             $11,434           $10,815
   7/31/1998           $11,051            $15,529           $11,970            $11,420             $11,443           $10,862
   8/31/1998           $ 9,943            $13,286           $10,490            $11,606             $11,666           $10,914
   9/30/1998           $10,164            $14,137           $10,171            $11,878             $12,000           $10,970
  10/31/1998           $10,381            $15,286           $11,234            $11,815             $11,915           $11,013
  11/30/1998           $10,619            $16,212           $11,812            $11,882             $11,986           $11,048
  12/31/1998           $10,788            $17,146           $12,281            $11,918             $12,016           $11,094
   1/31/1999           $10,884            $17,862           $12,247            $12,003             $12,101           $11,137
   2/28/1999           $10,670            $17,307           $11,958            $11,794             $11,813           $11,172
   3/31/1999           $10,909            $18,000           $12,460            $11,859             $11,872           $11,220
   4/30/1999           $11,241            $18,697           $12,968            $11,896             $11,901           $11,262
   5/31/1999           $11,134            $18,256           $12,303            $11,792             $11,779           $11,305
   6/30/1999           $11,351            $19,268           $12,786            $11,755             $11,742           $11,347
   7/31/1999           $11,243            $18,667           $13,169            $11,705             $11,709           $11,394
   8/31/1999           $11,265            $18,575           $13,220            $11,699             $11,700           $11,438
   9/30/1999           $11,244            $18,066           $13,356            $11,834             $11,805           $11,488
  10/31/1999           $11,667            $19,209           $13,859            $11,878             $11,836           $11,533
  11/30/1999           $12,481            $19,600           $14,343            $11,877             $11,829           $11,579
  12/31/1999           $13,727            $20,753           $15,633            $11,820             $11,757           $11,632
   1/31/2000           $13,561            $19,711           $14,643            $11,781             $11,754           $11,677
   2/29/2000           $15,067            $19,338           $15,040            $11,924             $11,902           $11,730
   3/31/2000           $14,767            $21,228           $15,626            $12,081             $12,074           $11,789
   4/30/2000           $14,055            $20,590           $14,806            $12,046             $12,015           $11,849
   5/31/2000           $13,665            $20,169           $14,448            $12,041             $12,004           $11,913
   6/30/2000           $14,514            $20,666           $15,016            $12,291             $12,249           $11,964
   7/31/2000           $14,369            $20,343           $14,389            $12,403             $12,379           $12,019
   8/31/2000           $15,163            $21,606           $14,517            $12,583             $12,553           $12,082
   9/30/2000           $14,828            $20,466           $13,813            $12,662             $12,601           $12,148
  10/31/2000           $14,286            $20,379           $13,490            $12,746             $12,680           $12,209
  11/30/2000           $13,124            $18,773           $12,987            $12,954             $12,896           $12,276
  12/31/2000           $13,577            $18,865           $13,451            $13,194             $13,151           $12,347
   1/31/2001           $14,063            $19,534           $13,445            $13,410             $13,371           $12,428
   2/28/2001           $13,311            $17,754           $12,438            $13,527             $13,509           $12,478
   3/31/2001           $12,795            $16,630           $11,614            $13,595             $13,571           $12,540
   4/30/2001           $13,434            $17,922           $12,429            $13,538             $13,470           $12,592
   5/31/2001           $13,504            $18,042           $12,000            $13,620             $13,547           $12,641
   6/30/2001           $13,375            $17,603           $11,514            $13,671             $13,612           $12,678
   7/31/2001           $13,212            $17,429           $11,305            $13,977             $13,951           $12,720
   8/31/2001           $12,908            $16,339           $11,021            $14,137             $14,131           $12,762
   9/30/2001           $11,956            $15,020           $ 9,908            $14,302             $14,261           $12,818
  10/31/2001           $12,380            $15,307           $10,161            $14,601             $14,622           $12,851
  11/30/2001           $12,803            $16,481           $10,536            $14,400             $14,382           $12,878
  12/31/2001           $13,009            $16,625           $10,599            $14,308             $14,269           $12,899
   1/31/2002           $12,961            $16,383           $10,037            $14,424             $14,374           $12,917
   2/28/2002           $12,876            $16,067           $10,107            $14,564             $14,496           $12,934
   3/31/2002           $13,260            $16,671           $10,659            $14,322             $14,202           $12,953
   4/30/2002           $13,224            $15,661           $10,736            $14,599             $14,477           $12,973
   5/31/2002           $13,139            $15,546           $10,882            $14,723             $14,610           $12,993
   6/30/2002           $12,649            $14,439           $10,453            $14,851             $14,735           $13,012
   7/31/2002           $11,932            $13,313           $ 9,422            $15,030             $14,912           $13,031
   8/31/2002           $12,017            $13,401           $ 9,403            $15,284             $15,247           $13,050
   9/30/2002           $11,453            $11,946           $ 8,395            $15,531             $15,574           $13,071
  10/31/2002           $11,795            $12,996           $ 8,847            $15,461             $15,426           $13,091
  11/30/2002           $12,210            $13,760           $ 9,250            $15,456             $15,435           $13,111
  12/31/2002           $12,030            $12,952           $ 8,939            $15,776             $15,844           $13,125
   1/31/2003           $11,943            $12,613           $ 8,567            $15,789             $15,843           $13,139
   2/28/2003           $11,869            $12,424           $ 8,371            $16,008             $16,125           $13,151
   3/31/2003           $11,831            $12,543           $ 8,213            $15,995             $16,104           $13,165
   4/30/2003           $12,387            $13,577           $ 9,027            $16,127             $16,277           $13,178
   5/31/2003           $12,993            $14,292           $ 9,583            $16,428             $16,739           $13,192
   6/30/2003           $13,095            $14,474           $ 9,820            $16,395             $16,672           $13,208
   7/31/2003           $13,181            $14,730           $10,059            $15,844             $15,973           $13,217
   8/31/2003           $13,578            $15,016           $10,304            $15,949             $16,079           $13,227
   9/30/2003           $13,621            $14,857           $10,623            $16,372             $16,588           $13,239
  10/31/2003           $14,093            $15,697           $11,286            $16,219             $16,378           $13,249
  11/30/2003           $14,379            $15,835           $11,539            $16,258             $16,421           $13,260
  12/31/2003           $14,722            $16,665           $12,441            $16,423             $16,583           $13,270
   1/31/2004           $14,860            $16,971           $12,617            $16,555             $16,734           $13,281
   2/29/2004           $15,023            $17,207           $12,911            $16,734             $16,939           $13,290
   3/31/2004           $15,059            $16,947           $12,989            $16,860             $17,094           $13,301
   4/30/2004           $14,595            $16,682           $12,706            $16,421             $16,569           $13,311
   5/31/2004           $14,745            $16,910           $12,761            $16,355             $16,485           $13,320
   6/30/2004           $14,958            $17,239           $13,046            $16,448             $16,552           $13,326
   7/31/2004           $14,656            $16,668           $12,624            $16,611             $16,727           $13,338
   8/31/2004           $14,769            $16,735           $12,683            $16,928             $17,081           $13,352
   9/30/2004           $15,088            $16,916           $13,016            $16,974             $17,141           $13,367
  10/31/2004           $15,328            $17,175           $13,461            $17,116             $17,289           $13,382
  11/30/2004           $15,821            $17,870           $14,384            $16,979             $17,097           $13,395
  12/31/2004           $16,142            $18,477           $15,016            $17,136             $17,279           $13,421

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS B                    12/31/04
-----------------------------------
1-Year                       +4.92%
-----------------------------------
Since Inception (12/1/03)    +6.43%
-----------------------------------

CLASS B (12/31/96-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                                                                    U.S.
                       FT MODERATE           S&P          MSCI            LB U.S.          LB U.S. GOV'T./        TREASURY
     DATE              TARGET FUND          500(5)       EAFE(5)      AGGREGATE INDEX(5)   CREDIT INDEX(5)        BILLS(5)
   12/1/2003             $10,000           $10,000       $10,000          $10,000              $10,000            $10,000
  12/31/2003             $10,189           $10,524       $10,782          $10,102              $10,099            $10,008
   1/31/2004             $10,284           $10,717       $10,935          $10,183              $10,190            $10,016
   2/29/2004             $10,389           $10,866       $11,189          $10,293              $10,315            $10,023
   3/31/2004             $10,410           $10,702       $11,257          $10,370              $10,410            $10,031
   4/30/2004             $10,088           $10,534       $11,012          $10,101              $10,090            $10,038
   5/31/2004             $10,184           $10,679       $11,059          $10,060              $10,038            $10,045
   6/30/2004             $10,327           $10,886       $11,306          $10,117              $10,080            $10,050
   7/31/2004             $10,110           $10,526       $10,941          $10,217              $10,186            $10,059
   8/31/2004             $10,188           $10,568       $10,991          $10,412              $10,402            $10,069
   9/30/2004             $10,393           $10,683       $11,280          $10,440              $10,438            $10,080
  10/31/2004             $10,550           $10,846       $11,666          $10,528              $10,529            $10,092
  11/30/2004             $10,890           $11,285       $12,466          $10,444              $10,411            $10,102
  12/31/2004             $10,698           $11,668       $13,013          $10,540              $10,522            $10,122


22 | Annual Report

CLASS C (12/31/96-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                                                                    U.S.
                      FT MODERATE          S&P            MSCI             LB U.S.          LB U.S. GOV'T./       TREASURY
     DATE             TARGET FUND         500(5)         EAFE(5)      AGGREGATE INDEX(5)    CREDIT INDEX(5)       BILLS(5)
   12/31/1996           $10,000          $10,000         $10,000           $10,000             $10,000            $10,000
    1/31/1997           $10,260          $10,624         $ 9,652           $10,031             $10,012            $10,045
    2/28/1997           $10,250          $10,708         $ 9,813           $10,056             $10,033            $10,083
    3/31/1997           $10,101          $10,269         $ 9,850            $9,944             $9,914             $10,126
    4/30/1997           $10,181          $10,881         $ 9,905           $10,093             $10,059            $10,172
    5/31/1997           $10,581          $11,543         $10,552           $10,188             $10,153            $10,223
    6/30/1997           $10,814          $12,060         $11,136           $10,309             $10,274            $10,261
    7/31/1997           $11,184          $13,019         $11,319           $10,587             $10,589            $10,305
    8/31/1997           $11,014          $12,290         $10,476           $10,497             $10,470            $10,351
    9/30/1997           $11,492          $12,963         $11,065           $10,652             $10,635            $10,399
   10/31/1997           $11,139          $12,531         $10,217           $10,806             $10,805            $10,438
   11/30/1997           $11,169          $13,110         $10,115           $10,856             $10,862            $10,484
   12/31/1997           $11,289          $13,335         $10,206           $10,965             $10,976            $10,530
    1/31/1998           $11,213          $13,482         $10,675           $11,106             $11,130            $10,582
    2/28/1998           $11,634          $14,454         $11,362           $11,098             $11,108            $10,623
    3/31/1998           $11,969          $15,194         $11,715           $11,136             $11,142            $10,675
    4/30/1998           $12,012          $15,347         $11,810           $11,194             $11,198            $10,725
    5/31/1998           $11,818          $15,083         $11,756           $11,300             $11,318            $10,771
    6/30/1998           $11,799          $15,695         $11,847           $11,396             $11,434            $10,815
    7/31/1998           $11,518          $15,529         $11,970           $11,420             $11,443            $10,862
    8/31/1998           $10,350          $13,286         $10,490           $11,606             $11,666            $10,914
    9/30/1998           $10,580          $14,137         $10,171           $11,878             $12,000            $10,970
   10/31/1998           $10,797          $15,286         $11,234           $11,815             $11,915            $11,013
   11/30/1998           $11,025          $16,212         $11,812           $11,882             $11,986            $11,048
   12/31/1998           $11,202          $17,146         $12,281           $11,918             $12,016            $11,094
    1/31/1999           $11,292          $17,862         $12,247           $12,003             $12,101            $11,137
    2/28/1999           $11,067          $17,307         $11,958           $11,794             $11,813            $11,172
    3/31/1999           $11,303          $18,000         $12,460           $11,859             $11,872            $11,220
    4/30/1999           $11,640          $18,697         $12,968           $11,896             $11,901            $11,262
    5/31/1999           $11,517          $18,256         $12,303           $11,792             $11,779            $11,305
    6/30/1999           $11,733          $19,268         $12,786           $11,755             $11,742            $11,347
    7/31/1999           $11,620          $18,667         $13,169           $11,705             $11,709            $11,394
    8/31/1999           $11,631          $18,575         $13,220           $11,699             $11,700            $11,438
    9/30/1999           $11,609          $18,066         $13,356           $11,834             $11,805            $11,488
   10/31/1999           $12,040          $19,209         $13,859           $11,878             $11,836            $11,533
   11/30/1999           $12,867          $19,600         $14,343           $11,877             $11,829            $11,579
   12/31/1999           $14,148          $20,753         $15,633           $11,820             $11,757            $11,632
    1/31/2000           $13,963          $19,711         $14,643           $11,781             $11,754            $11,677
    2/29/2000           $15,499          $19,338         $15,040           $11,924             $11,902            $11,730
    3/31/2000           $15,192          $21,228         $15,626           $12,081             $12,074            $11,789
    4/30/2000           $14,451          $20,590         $14,806           $12,046             $12,015            $11,849
    5/31/2000           $14,033          $20,169         $14,448           $12,041             $12,004            $11,913
    6/30/2000           $14,913          $20,666         $15,016           $12,291             $12,249            $11,964
    7/31/2000           $14,738          $20,343         $14,389           $12,403             $12,379            $12,019
    8/31/2000           $15,553          $21,606         $14,517           $12,583             $12,553            $12,082
    9/30/2000           $15,199          $20,466         $13,813           $12,662             $12,601            $12,148
   10/31/2000           $14,626          $20,379         $13,490           $12,746             $12,680            $12,209
   11/30/2000           $13,431          $18,773         $12,987           $12,954             $12,896            $12,276
   12/31/2000           $13,889          $18,865         $13,451           $13,194             $13,151            $12,347
    1/31/2001           $14,380          $19,534         $13,445           $13,410             $13,371            $12,428
    2/28/2001           $13,601          $17,754         $12,438           $13,527             $13,509            $12,478
    3/31/2001           $13,064          $16,630         $11,614           $13,595             $13,571            $12,540
    4/30/2001           $13,713          $17,922         $12,429           $13,538             $13,470            $12,592
    5/31/2001           $13,773          $18,042         $12,000           $13,620             $13,547            $12,641
    6/30/2001           $13,627          $17,603         $11,514           $13,671             $13,612            $12,678
    7/31/2001           $13,458          $17,429         $11,305           $13,977             $13,951            $12,720
    8/31/2001           $13,145          $16,339         $11,021           $14,137             $14,131            $12,762
    9/30/2001           $12,162          $15,020         $ 9,908           $14,302             $14,261            $12,818
   10/31/2001           $12,586          $15,307         $10,161           $14,601             $14,622            $12,851
   11/30/2001           $12,999          $16,481         $10,536           $14,400             $14,382            $12,878
   12/31/2001           $13,203          $16,625         $10,599           $14,308             $14,269            $12,899
    1/31/2002           $13,140          $16,383         $10,037           $14,424             $14,374            $12,917
    2/28/2002           $13,054          $16,067         $10,107           $14,564             $14,496            $12,934
    3/31/2002           $13,446          $16,671         $10,659           $14,322             $14,202            $12,953
    4/30/2002           $13,396          $15,661         $10,736           $14,599             $14,477            $12,973
    5/31/2002           $13,297          $15,546         $10,882           $14,723             $14,610            $12,993
    6/30/2002           $12,793          $14,439         $10,453           $14,851             $14,735            $13,012
    7/31/2002           $12,071          $13,313         $ 9,422           $15,030             $14,912            $13,031
    8/31/2002           $12,133          $13,401         $ 9,403           $15,284             $15,247            $13,050
    9/30/2002           $11,569          $11,946         $ 8,395           $15,531             $15,574            $13,071
   10/31/2002           $11,894          $12,996         $ 8,847           $15,461             $15,426            $13,091
   11/30/2002           $12,319          $13,760         $ 9,250           $15,456             $15,435            $13,111
   12/31/2002           $12,120          $12,952         $ 8,939           $15,776             $15,844            $13,125
    1/31/2003           $12,019          $12,613         $ 8,567           $15,789             $15,843            $13,139
    2/28/2003           $11,943          $12,424         $ 8,371           $16,008             $16,125            $13,151
    3/31/2003           $11,900          $12,543         $ 8,213           $15,995             $16,104            $13,165
    4/30/2003           $12,442          $13,577         $ 9,027           $16,127             $16,277            $13,178
    5/31/2003           $13,047          $14,292         $ 9,583           $16,428             $16,739            $13,192
    6/30/2003           $13,142          $14,474         $ 9,820           $16,395             $16,672            $13,208
    7/31/2003           $13,217          $14,730         $10,059           $15,844             $15,973            $13,217
    8/31/2003           $13,608          $15,016         $10,304           $15,949             $16,079            $13,227
    9/30/2003           $13,654          $14,857         $10,623           $16,372             $16,588            $13,239
   10/31/2003           $14,109          $15,697         $11,286           $16,219             $16,378            $13,249
   11/30/2003           $14,387          $15,835         $11,539           $16,258             $16,421            $13,260
   12/31/2003           $14,728          $16,665         $12,441           $16,423             $16,583            $13,270
    1/31/2004           $14,855          $16,971         $12,617           $16,555             $16,734            $13,281
    2/29/2004           $15,007          $17,207         $12,911           $16,734             $16,939            $13,290
    3/31/2004           $15,026          $16,947         $12,989           $16,860             $17,094            $13,301
    4/30/2004           $14,568          $16,682         $12,706           $16,421             $16,569            $13,311
    5/31/2004           $14,695          $16,910         $12,761           $16,355             $16,485            $13,320
    6/30/2004           $14,909          $17,239         $13,046           $16,448             $16,552            $13,326
    7/31/2004           $14,591          $16,668         $12,624           $16,611             $16,727            $13,338
    8/31/2004           $14,693          $16,735         $12,683           $16,928             $17,081            $13,352
    9/30/2004           $15,001          $16,916         $13,016           $16,974             $17,141            $13,367
   10/31/2004           $15,230          $17,175         $13,461           $17,116             $17,289            $13,382
   11/30/2004           $15,715          $17,870         $14,384           $16,979             $17,097            $13,395
   12/31/2004           $16,014          $18,477         $15,016           $17,136             $17,279            $13,421

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS C                    12/31/04
-----------------------------------
1-Year                       +7.73%
-----------------------------------
5-Year                       +2.51%
-----------------------------------
Since Inception (12/31/96)   +6.06%
-----------------------------------

CLASS R (1/1/02-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                                                                U.S.
                      FT MODERATE          S&P          MSCI           LB U.S.          LB U.S. GOV'T./       TREASURY
     DATE             TARGET FUND         500(5)       EAFE(5)     AGGREGATE INDEX(5)   CREDIT INDEX(5)       BILLS(5)
   1/1/2002             $10,000          $10,000       $10,000         $10,000             $10,000            $10,000
   1/31/2002            $ 9,954          $ 9,854       $ 9,469         $10,081             $10,073            $10,014
   2/28/2002            $ 9,889          $ 9,664       $ 9,536         $10,179             $10,159            $10,027
   3/31/2002            $10,182          $10,028       $10,057         $10,009             $ 9,953            $10,042
   4/30/2002            $10,154          $ 9,420       $10,130         $10,203             $10,146            $10,057
   5/31/2002            $10,089          $ 9,351       $10,267         $10,290             $10,239            $10,073
   6/30/2002            $ 9,703          $ 8,685       $ 9,862         $10,379             $10,326            $10,088
   7/31/2002            $ 9,162          $ 8,008       $ 8,889         $10,504             $10,451            $10,102
   8/31/2002            $ 9,218          $ 8,061       $ 8,871         $10,682             $10,685            $10,117
   9/30/2002            $ 8,787          $ 7,185       $ 7,921         $10,855             $10,915            $10,133
  10/31/2002            $ 9,040          $ 7,817       $ 8,347         $10,805             $10,811            $10,149
  11/30/2002            $ 9,360          $ 8,277       $ 8,727         $10,802             $10,817            $10,165
  12/31/2002            $ 9,212          $ 7,791       $ 8,434         $11,025             $11,104            $10,175
   1/31/2003            $ 9,146          $ 7,587       $ 8,083         $11,035             $11,103            $10,186
   2/28/2003            $ 9,089          $ 7,473       $ 7,898         $11,188             $11,301            $10,195
   3/31/2003            $ 9,066          $ 7,545       $ 7,749         $11,179             $11,286            $10,207
   4/30/2003            $ 9,483          $ 8,167       $ 8,517         $11,271             $11,407            $10,217
   5/31/2003            $ 9,948          $ 8,596       $ 9,041         $11,481             $11,731            $10,227
   6/30/2003            $10,021          $ 8,706       $ 9,265         $11,459             $11,684            $10,240
   7/31/2003            $10,088          $ 8,860       $ 9,491         $11,073             $11,194            $10,247
   8/31/2003            $10,383          $ 9,032       $ 9,721         $11,147             $11,268            $10,255
   9/30/2003            $10,420          $ 8,937       $10,023         $11,442             $11,625            $10,263
  10/31/2003            $10,772          $ 9,442       $10,648         $11,335             $11,478            $10,272
  11/30/2003            $10,991          $ 9,525       $10,887         $11,362             $11,508            $10,280
  12/31/2003            $11,256          $10,024       $11,738         $11,478             $11,622            $10,288
   1/31/2004            $11,361          $10,208       $11,904         $11,570             $11,727            $10,297
   2/29/2004            $11,477          $10,350       $12,181         $11,696             $11,871            $10,303
   3/31/2004            $11,500          $10,194       $12,255         $11,783             $11,980            $10,312
   4/30/2004            $11,153          $10,034       $11,988         $11,477             $11,612            $10,319
   5/31/2004            $11,259          $10,171       $12,040         $11,431             $11,553            $10,326
   6/30/2004            $11,424          $10,369       $12,308         $11,495             $11,600            $10,331
   7/31/2004            $11,193          $10,026       $11,911         $11,609             $11,723            $10,341
   8/31/2004            $11,270          $10,066       $11,966         $11,831             $11,971            $10,351
   9/30/2004            $11,507          $10,175       $12,280         $11,863             $12,013            $10,363
  10/31/2004            $11,690          $10,331       $12,700         $11,962             $12,117            $10,375
  11/30/2004            $12,067          $10,749       $13,571         $11,867             $11,982            $10,385
  12/31/2004            $12,303          $11,114       $14,167         $11,976             $12,109            $10,405

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS R                    12/31/04
-----------------------------------
1-Year                       +8.30%
-----------------------------------
Since Inception (1/1/02)     +7.17%
-----------------------------------


                                                              Annual Report | 23

ENDNOTES

THE FUND IS NON-DIVERSIFIED BECAUSE IT INVESTS IN SECURITIES OF A LIMITED NUMBER OF MUTUAL FUNDS. BECAUSE IT INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THESE SAME RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Five-month return has not been annualized. The figures shown are for the period since the end of the Fund's previous fiscal year on 7/31/04 through the current fiscal year-end on 12/31/04.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Sources: Standard & Poor's Micropal; Lehman Brothers. See page 17 for descriptions of the S&P 500, the MSCI EAFE Index, the LB U.S. Aggregate Index and the LB U.S. Government/Credit Index. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.


24 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN TEMPLETON MODERATE TARGET FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the period indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                               BEGINNING          ENDING
                                             ACCOUNT VALUE       ACCOUNT     EXPENSES PAID DURING PERIOD*
                                             ACTUAL 7/31/04       VALUE        ACTUAL 7/31/04-12/31/04
CLASS A                                   HYPOTHETICAL 6/30/04   12/31/04   HYPOTHETICAL 6/30/04-12/31/04
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000         $1,101.40               $3.57
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000         $1,020.92               $4.33
---------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000         $1,097.70               $6.86
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000         $1,017.14               $8.13
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000         $1,097.50               $6.86
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000         $1,017.14               $8.13
---------------------------------------------------------------------------------------------------------
CLASS R
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000         $1,099.20               $4.66
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000         $1,019.66               $5.60
---------------------------------------------------------------------------------------------------------

* Hypothetical expenses are equal to the annualized expense ratio for each class (A: 0.85%; B: 1.60%; C: 1.60%; and R: 1.10%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. For actual expenses, the expense ratios for each class are A: 0.81%; B: 1.56%; C: 1.56%; and R: 1.10%, and the multiplier is 153/365 to reflect the reporting period.


26 | Annual Report

FRANKLIN TEMPLETON

GROWTH TARGET FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Growth Target Fund seeks the highest level of long-term total return consistent with a higher level of risk.

[SIDE BAR]

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ASSET ALLOCATION
Franklin Templeton Growth Target Fund
Based on Total Net Assets as of 12/31/04

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Primarily Domestic Equity ..............................................   55.8%

Primarily Foreign Equity ...............................................   24.2%

Primarily Domestic Fixed Income ........................................    9.9%

Primarily Foreign Fixed Income .........................................    4.9%

Short-Term Investments & Other Net Assets ..............................    5.2%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Templeton Growth Target Fund's annual report for the five months ended December 31, 2004.

PERFORMANCE OVERVIEW

Franklin Templeton Growth Target Fund - Class A posted a +12.04% cumulative total return for the five months ended December 31, 2004. The Fund outperformed its hybrid benchmark, which comprised a weighted combination of the Standard & Poor's 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index for equities, the Lehman Brothers (LB) U.S. Aggregate Index for fixed income, and the P&R 90 Day T-Bill for short-term investments and other net

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 52.


                                                              Annual Report | 27

[SIDE BAR]

TOP 10 FUND HOLDINGS
Franklin Templeton Growth Target Fund
12/31/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II
- Advisor Class                                                            19.5%
--------------------------------------------------------------------------------
Franklin Capital Growth Fund
- Advisor Class                                                            14.1%
--------------------------------------------------------------------------------
Mutual Shares Fund
- Class Z                                                                  11.9%
--------------------------------------------------------------------------------
Mutual European Fund
- Class Z                                                                  11.3%
--------------------------------------------------------------------------------
Templeton Foreign Fund
- Advisor Class                                                             7.5%
--------------------------------------------------------------------------------
Templeton Global Bond Fund
- Advisor Class                                                             4.9%
--------------------------------------------------------------------------------
Franklin Strategic Mortgage Portfolio                                       4.8%
--------------------------------------------------------------------------------
Franklin Real Estate Securities Fund
- Advisor Class                                                             4.5%
--------------------------------------------------------------------------------
Franklin Gold and Precious Metals Fund
- Advisor Class                                                             4.3%
--------------------------------------------------------------------------------
Franklin Natural Resources Fund
- Advisor Class                                                             3.9%
--------------------------------------------------------------------------------

assets. For the reporting period, the benchmark returned 11.11%.(1) In previous reporting periods, the fixed income portion of the hybrid benchmark index was represented by the LB U.S. Government/Credit Index.(2) We are replacing the LB U.S. Government/Credit Index with the LB U.S. Aggregate Index because the new index more closely represents the Fund's income component. For the year under review, the former hybrid benchmark returned 10.22%.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 31.

INVESTMENT STRATEGY

Whenever possible, we attempt to hold the same underlying Franklin Templeton funds in each Target Fund's portfolio. We generally diversify the Target Funds' broad equity allocations across investment styles, market capitalization sizes and countries of origin. Maintaining similarity of the underlying Franklin Templeton fund investments across the Allocator Series increased the consistency of the Target Funds' results relative to each other. For your reference, Franklin Templeton Growth Target Fund seeks to maintain the following asset class allocations: 80% equity, 15% fixed income, and 5% short-term investments and other net assets.

(1) Sources: Standard & Poor's Micropal; Lehman Brothers. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must be publicly issued, fixed rate and have at least par amount outstanding. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The P&R 90 Day T-Bill is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced quarterly by market capitalization. The benchmark index's weightings are as follows: S&P 500 56%, MSCI EAFE 24%, LB U.S. Aggregate Index 15% and P&R 90 Day T-Bill 5%. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) The LB U.S. Government/Credit Index includes U.S. Treasury or Agency issued securities and publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. The credit portion includes both corporate and noncorporate sectors. The corporate sectors are industrial, utility and finance, which include both U.S. and non-U.S. corporations. The noncorporate sectors are sovereign, supranational, foreign agency and foreign local government. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced quarterly by market capitalization.

(3) Sources: Standard & Poor's Micropal; Lehman Brothers. The benchmark index's weightings: S&P 500 45%, MSCI EAFE 20%, LB U.S. Government/Credit Index 25%, P&R 90 Day T-Bill 10%. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


28 | Annual Report

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to maintaining a static allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

At period-end, Franklin Templeton Growth Target Fund's domestic equity exposure was 69.8% of its total equity weighting, with the balance represented by foreign equity. The portfolio was diversified across capitalization sizes and investment styles, and on December 31, 2004, we held shares in large-, mid- and small-capitalization equity funds, representing both growth and value styles. Franklin Small Cap Growth Fund II - Advisor Class, representing 19.5% of the Fund's total net assets, was our largest equity fund weighting at period-end. On the fixed income side, domestic exposure was 67.0% of the Fund's total income weighting, with the balance represented by foreign fixed income. Templeton Global Bond Fund - Advisor Class was our largest fixed income fund weighting at 4.9% of total net assets.

Our largest domestic growth fund holding, Franklin Small Cap Growth Fund II - Advisor Class, outperformed the S&P 500, as did our largest domestic value fund holding, Mutual Shares Fund - Class Z. Our largest foreign equity holding, Mutual European Fund - Class Z, outperformed the MSCI EAFE Index. On the fixed income side, Templeton Global Bond Fund - Advisor Class outperformed the LB U.S. Aggregate Index, and Franklin Strategic Income Fund - Advisor Class posted strong relative results, largely due to its greater weighting of high yield securities versus the LB index. However, some funds with higher quality securities, such as Franklin Strategic Mortgage Portfolio, underperformed the LB index during the period.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, a significant portion of the Fund's underlying funds was invested in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.


                                                              Annual Report | 29

Thank you for your continued participation in Franklin Templeton Growth Target Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ T. Anthony Coffey

                        T. Anthony Coffey, CFA
                        Portfolio Manager
                        Franklin Templeton Growth Target Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


30 | Annual Report

PERFORMANCE SUMMARY AS OF 12/31/04

FRANKLIN TEMPLETON GROWTH TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------
CLASS A                                          CHANGE    12/31/04   7/31/04
-----------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.34      $13.17    $11.83
-----------------------------------------------------------------------------
DISTRIBUTIONS (8/1/04-12/31/04)
-----------------------------------------------------------------------------
Dividend Income                       $0.0836
-----------------------------------------------------------------------------
CLASS B                                          CHANGE    12/31/04   7/31/04
-----------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.34      $13.09    $11.75
-----------------------------------------------------------------------------
DISTRIBUTIONS (8/1/04-12/31/04)
-----------------------------------------------------------------------------
Dividend Income                       $0.0418
-----------------------------------------------------------------------------
CLASS C                                          CHANGE    12/31/04   7/31/04
-----------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.37      $13.09    $11.72
-----------------------------------------------------------------------------
CLASS R                                          CHANGE    12/31/04   7/31/04
-----------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.35      $13.11    $11.76
-----------------------------------------------------------------------------
DISTRIBUTIONS (8/1/04-12/31/04)
-----------------------------------------------------------------------------
Dividend Income                       $0.0605
-----------------------------------------------------------------------------


                                                              Annual Report | 31

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
CLASS A                            5-MONTH(1)         1-YEAR            5-YEAR    INCEPTION (12/31/96)
------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)            +12.04%        +11.28%            +3.96%          +65.72%
------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)         +5.61%         +4.86%            -0.40%           +5.73%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,561        $10,486            $9,801          $15,619
------------------------------------------------------------------------------------------------------
CLASS B                                             5-MONTH(1)         1-YEAR     INCEPTION (12/1/03)
------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                           +11.76%           +10.45%          +12.38%
------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                        +7.76%            +6.45%           +7.72%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                      $10,776           $10,645          $10,838
------------------------------------------------------------------------------------------------------
CLASS C                            5-MONTH(1)         1-YEAR            5-YEAR    INCEPTION (12/31/96)
------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)            +11.69%        +10.46%            +0.17%          +56.43%
------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)        +10.69%         +9.46%            +0.03%           +5.75%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $11,069        $10,946           $10,017          $15,643
------------------------------------------------------------------------------------------------------
CLASS R                                             5-MONTH(1)         1-YEAR     INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                           +12.00%           +11.05%          +22.56%
------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                       +11.00%           +10.05%           +7.03%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                      $11,000           $11,005          $12,256
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


32 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (12/31/96-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                                                               U.S.
                      FT GROWTH          S&P          MSCI            LB U.S.          LB U.S. GOV'T./       TREASURY
     DATE            TARGET FUND        500(5)       EAFE(5)      AGGREGATE INDEX(5)   CREDIT INDEX(5)       BILLS(5)
   12/31/1996          $ 9,425         $10,000       $10,000          $10,000             $10,000            $10,000
    1/31/1997          $ 9,774         $10,624       $ 9,652          $10,031             $10,012            $10,045
    2/28/1997          $ 9,708         $10,708       $ 9,813          $10,056             $10,033            $10,083
    3/31/1997          $ 9,510         $10,269       $ 9,850          $9,944              $ 9,914            $10,126
    4/30/1997          $ 9,585         $10,881       $ 9,905          $10,093             $10,059            $10,172
    5/31/1997          $10,047         $11,543       $10,552          $10,188             $10,153            $10,223
    6/30/1997          $10,311         $12,060       $11,136          $10,309             $10,274            $10,261
    7/31/1997          $10,679         $13,019       $11,319          $10,587             $10,589            $10,305
    8/31/1997          $10,490         $12,290       $10,476          $10,497             $10,470            $10,351
    9/30/1997          $11,037         $12,963       $11,065          $10,652             $10,635            $10,399
   10/31/1997          $10,564         $12,531       $10,217          $10,806             $10,805            $10,438
   11/30/1997          $10,573         $13,110       $10,115          $10,856             $10,862            $10,484
   12/31/1997          $10,655         $13,335       $10,206          $10,965             $10,976            $10,530
    1/31/1998          $10,616         $13,482       $10,675          $11,106             $11,130            $10,582
    2/28/1998          $11,107         $14,454       $11,362          $11,098             $11,108            $10,623
    3/31/1998          $11,490         $15,194       $11,715          $11,136             $11,142            $10,675
    4/30/1998          $11,559         $15,347       $11,810          $11,194             $11,198            $10,725
    5/31/1998          $11,294         $15,083       $11,756          $11,300             $11,318            $10,771
    6/30/1998          $11,264         $15,695       $11,847          $11,396             $11,434            $10,815
    7/31/1998          $10,960         $15,529       $11,970          $11,420             $11,443            $10,862
    8/31/1998          $ 9,614         $13,286       $10,490          $11,606             $11,666            $10,914
    9/30/1998          $ 9,848         $14,137       $10,171          $11,878             $12,000            $10,970
   10/31/1998          $10,134         $15,286       $11,234          $11,815             $11,915            $11,013
   11/30/1998          $10,420         $16,212       $11,812          $11,882             $11,986            $11,048
   12/31/1998          $10,643         $17,146       $12,281          $11,918             $12,016            $11,094
    1/31/1999          $10,809         $17,862       $12,247          $12,003             $12,101            $11,137
    2/28/1999          $10,581         $17,307       $11,958          $11,794             $11,813            $11,172
    3/31/1999          $10,892         $18,000       $12,460          $11,859             $11,872            $11,220
    4/30/1999          $11,326         $18,697       $12,968          $11,896             $11,901            $11,262
    5/31/1999          $11,192         $18,256       $12,303          $11,792             $11,779            $11,305
    6/30/1999          $11,523         $19,268       $12,786          $11,755             $11,742            $11,347
    7/31/1999          $11,388         $18,667       $13,169          $11,705             $11,709            $11,394
    8/31/1999          $11,450         $18,575       $13,220          $11,699             $11,700            $11,438
    9/30/1999          $11,444         $18,066       $13,356          $11,834             $11,805            $11,488
   10/31/1999          $12,049         $19,209       $13,859          $11,878             $11,836            $11,533
   11/30/1999          $13,133         $19,600       $14,343          $11,877             $11,829            $11,579
   12/31/1999          $15,025         $20,753       $15,633          $11,820             $11,757            $11,632
    1/31/2000          $14,776         $19,711       $14,643          $11,781             $11,754            $11,677
    2/29/2000          $17,097         $19,338       $15,040          $11,924             $11,902            $11,730
    3/31/2000          $16,606         $21,228       $15,626          $12,081             $12,074            $11,789
    4/30/2000          $15,488         $20,590       $14,806          $12,046             $12,015            $11,849
    5/31/2000          $14,869         $20,169       $14,448          $12,041             $12,004            $11,913
    6/30/2000          $16,093         $20,666       $15,016          $12,291             $12,249            $11,964
    7/31/2000          $15,778         $20,343       $14,389          $12,403             $12,379            $12,019
    8/31/2000          $17,018         $21,606       $14,517          $12,583             $12,553            $12,082
    9/30/2000          $16,472         $20,466       $13,813          $12,662             $12,601            $12,148
   10/31/2000          $15,607         $20,379       $13,490          $12,746             $12,680            $12,209
   11/30/2000          $13,725         $18,773       $12,987          $12,954             $12,896            $12,276
   12/31/2000          $14,254         $18,865       $13,451          $13,194             $13,151            $12,347
    1/31/2001          $14,905         $19,534       $13,445          $13,410             $13,371            $12,428
    2/28/2001          $13,558         $17,754       $12,438          $13,527             $13,509            $12,478
    3/31/2001          $12,750         $16,630       $11,614          $13,595             $13,571            $12,540
    4/30/2001          $13,637         $17,922       $12,429          $13,538             $13,470            $12,592
    5/31/2001          $13,681         $18,042       $12,000          $13,620             $13,547            $12,641
    6/30/2001          $13,432         $17,603       $11,514          $13,671             $13,612            $12,678
    7/31/2001          $13,105         $17,429       $11,305          $13,977             $13,951            $12,720
    8/31/2001          $12,576         $16,339       $11,021          $14,137             $14,131            $12,762
    9/30/2001          $11,214         $15,020       $ 9,908          $14,302             $14,261            $12,818
   10/31/2001          $11,756         $15,307       $10,161          $14,601             $14,622            $12,851
   11/30/2001          $12,343         $16,481       $10,536          $14,400             $14,382            $12,878
   12/31/2001          $12,639         $16,625       $10,599          $14,308             $14,269            $12,899
    1/31/2002          $12,523         $16,383       $10,037          $14,424             $14,374            $12,917
    2/28/2002          $12,350         $16,067       $10,107          $14,564             $14,496            $12,934
    3/31/2002          $12,928         $16,671       $10,659          $14,322             $14,202            $12,953
    4/30/2002          $12,743         $15,661       $10,736          $14,599             $14,477            $12,973
    5/31/2002          $12,604         $15,546       $10,882          $14,723             $14,610            $12,993
    6/30/2002          $11,933         $14,439       $10,453          $14,851             $14,735            $13,012
    7/31/2002          $10,951         $13,313       $ 9,422          $15,030             $14,912            $13,031
    8/31/2002          $10,985         $13,401       $ 9,403          $15,284             $15,247            $13,050
    9/30/2002          $10,199         $11,946       $ 8,395          $15,531             $15,574            $13,071
   10/31/2002          $10,627         $12,996       $ 8,847          $15,461             $15,426            $13,091
   11/30/2002          $11,147         $13,760       $ 9,250          $15,456             $15,435            $13,111
   12/31/2002          $10,787         $12,952       $ 8,939          $15,776             $15,844            $13,125
    1/31/2003          $10,635         $12,613       $ 8,567          $15,789             $15,843            $13,139
    2/28/2003          $10,495         $12,424       $ 8,371          $16,008             $16,125            $13,151
    3/31/2003          $10,460         $12,543       $ 8,213          $15,995             $16,104            $13,165
    4/30/2003          $11,126         $13,577       $ 9,027          $16,127             $16,277            $13,178
    5/31/2003          $11,839         $14,292       $ 9,583          $16,428             $16,739            $13,192
    6/30/2003          $11,968         $14,474       $ 9,820          $16,395             $16,672            $13,208
    7/31/2003          $12,225         $14,730       $10,059          $15,844             $15,973            $13,217
    8/31/2003          $12,727         $15,016       $10,304          $15,949             $16,079            $13,227
    9/30/2003          $12,657         $14,857       $10,623          $16,372             $16,588            $13,239
   10/31/2003          $13,323         $15,697       $11,286          $16,219             $16,378            $13,249
   11/30/2003          $13,686         $15,835       $11,539          $16,258             $16,421            $13,260
   12/31/2003          $14,036         $16,665       $12,441          $16,423             $16,583            $13,270
    1/31/2004          $14,212         $16,971       $12,617          $16,555             $16,734            $13,281
    2/29/2004          $14,389         $17,207       $12,911          $16,734             $16,939            $13,290
    3/31/2004          $14,413         $16,947       $12,989          $16,860             $17,094            $13,301
    4/30/2004          $13,906         $16,682       $12,706          $16,421             $16,569            $13,311
    5/31/2004          $14,095         $16,910       $12,761          $16,355             $16,485            $13,320
    6/30/2004          $14,389         $17,239       $13,046          $16,448             $16,552            $13,326
    7/31/2004          $13,941         $16,668       $12,624          $16,611             $16,727            $13,338
    8/31/2004          $13,988         $16,735       $12,683          $16,928             $17,081            $13,352
    9/30/2004          $14,366         $16,916       $13,016          $16,974             $17,141            $13,367
   10/31/2004          $14,625         $17,175       $13,461          $17,116             $17,289            $13,382
   11/30/2004          $15,249         $17,870       $14,384          $16,979             $17,097            $13,395
   12/31/2004          $15,619         $18,477       $15,016          $17,136             $17,279            $13,421

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS A                    12/31/04
-----------------------------------
1-Year                       +4.86%
-----------------------------------
5-Year                       -0.40%
-----------------------------------
Since Inception (12/31/96)   +5.73%
-----------------------------------

CLASS B (12/1/03-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                                                                  U.S.
                       FT GROWTH           S&P          MSCI            LB U.S.           LB U.S. GOV'T./       TREASURY
     DATE             TARGET FUND         500(5)       EAFE(5)      AGGREGATE INDEX(5)    CREDIT INDEX(5)       BILLS(5)
   12/1/2003            $10,000           $10,000      $10,000          $10,000              $10,000            $10,000
  12/31/2003            $10,175           $10,524      $10,782          $10,102              $10,099            $10,008
   1/31/2004            $10,295           $10,717      $10,935          $10,183              $10,190            $10,016
   2/29/2004            $10,415           $10,866      $11,189          $10,293              $10,315            $10,023
   3/31/2004            $10,424           $10,702      $11,257          $10,370              $10,410            $10,031
   4/30/2004            $10,047           $10,534      $11,012          $10,101              $10,090            $10,038
   5/31/2004            $10,184           $10,679      $11,059          $10,060              $10,038            $10,045
   6/30/2004            $10,389           $10,886      $11,306          $10,117              $10,080            $10,050
   7/31/2004            $10,056           $10,526      $10,941          $10,217              $10,186            $10,059
   8/31/2004            $10,090           $10,568      $10,991          $10,412              $10,402            $10,069
   9/30/2004            $10,355           $10,683      $11,280          $10,440              $10,438            $10,080
  10/31/2004            $10,535           $10,846      $11,666          $10,528              $10,529            $10,092
  11/30/2004            $10,971           $11,285      $12,466          $10,444              $10,411            $10,102
  12/31/2004            $10,838           $11,668      $13,013          $10,540              $10,522            $10,122

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS B                    12/31/04
-----------------------------------
1-Year                       +6.45%
-----------------------------------
Since Inception (12/1/03)    +7.72%
-----------------------------------


                                                              Annual Report | 33

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS C                    12/31/04
-----------------------------------
1-Year                       +9.46%
-----------------------------------
5-Year                       +0.03%
-----------------------------------
Since Inception (12/31/96)   +5.75%
-----------------------------------

CLASS C (12/31/96-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                                                                U.S.
                      FT GROWTH          S&P           MSCI            LB U.S.          LB U.S. GOV'T./       TREASURY
     DATE            TARGET FUND        500(5)        EAFE(5)      AGGREGATE INDEX(5)   CREDIT INDEX(5)       BILLS(5)
   12/31/1996           $10,000         $10,000       $10,000          $10,000             $10,000            $10,000
    1/31/1997           $10,360         $10,624       $ 9,652          $10,031             $10,012            $10,045
    2/28/1997           $10,290         $10,708       $ 9,813          $10,056             $10,033            $10,083
    3/31/1997           $10,090         $10,269       $ 9,850          $ 9,944             $ 9,914            $10,126
    4/30/1997           $10,170         $10,881       $ 9,905          $10,093             $10,059            $10,172
    5/31/1997           $10,650         $11,543       $10,552          $10,188             $10,153            $10,223
    6/30/1997           $10,910         $12,060       $11,136          $10,309             $10,274            $10,261
    7/31/1997           $11,300         $13,019       $11,319          $10,587             $10,589            $10,305
    8/31/1997           $11,090         $12,290       $10,476          $10,497             $10,470            $10,351
    9/30/1997           $11,664         $12,963       $11,065          $10,652             $10,635            $10,399
   10/31/1997           $11,163         $12,531       $10,217          $10,806             $10,805            $10,438
   11/30/1997           $11,173         $13,110       $10,115          $10,856             $10,862            $10,484
   12/31/1997           $11,237         $13,335       $10,206          $10,965             $10,976            $10,530
    1/31/1998           $11,196         $13,482       $10,675          $11,106             $11,130            $10,582
    2/28/1998           $11,705         $14,454       $11,362          $11,098             $11,108            $10,623
    3/31/1998           $12,099         $15,194       $11,715          $11,136             $11,142            $10,675
    4/30/1998           $12,162         $15,347       $11,810          $11,194             $11,198            $10,725
    5/31/1998           $11,871         $15,083       $11,756          $11,300             $11,318            $10,771
    6/30/1998           $11,840         $15,695       $11,847          $11,396             $11,434            $10,815
    7/31/1998           $11,507         $15,529       $11,970          $11,420             $11,443            $10,862
    8/31/1998           $10,085         $13,286       $10,490          $11,606             $11,666            $10,914
    9/30/1998           $10,338         $14,137       $10,171          $11,878             $12,000            $10,970
   10/31/1998           $10,629         $15,286       $11,234          $11,815             $11,915            $11,013
   11/30/1998           $10,920         $16,212       $11,812          $11,882             $11,986            $11,048
   12/31/1998           $11,149         $17,146       $12,281          $11,918             $12,016            $11,094
    1/31/1999           $11,312         $17,862       $12,247          $12,003             $12,101            $11,137
    2/28/1999           $11,073         $17,307       $11,958          $11,794             $11,813            $11,172
    3/31/1999           $11,378         $18,000       $12,460          $11,859             $11,872            $11,220
    4/30/1999           $11,834         $18,697       $12,968          $11,896             $11,901            $11,262
    5/31/1999           $11,682         $18,256       $12,303          $11,792             $11,779            $11,305
    6/30/1999           $12,019         $19,268       $12,786          $11,755             $11,742            $11,347
    7/31/1999           $11,867         $18,667       $13,169          $11,705             $11,709            $11,394
    8/31/1999           $11,932         $18,575       $13,220          $11,699             $11,700            $11,438
    9/30/1999           $11,917         $18,066       $13,356          $11,834             $11,805            $11,488
   10/31/1999           $12,538         $19,209       $13,859          $11,878             $11,836            $11,533
   11/30/1999           $13,660         $19,600       $14,343          $11,877             $11,829            $11,579
   12/31/1999           $15,616         $20,753       $15,633          $11,820             $11,757            $11,632
    1/31/2000           $15,356         $19,711       $14,643          $11,781             $11,754            $11,677
    2/29/2000           $17,755         $19,338       $15,040          $11,924             $11,902            $11,730
    3/31/2000           $17,225         $21,228       $15,626          $12,081             $12,074            $11,789
    4/30/2000           $16,060         $20,590       $14,806          $12,046             $12,015            $11,849
    5/31/2000           $15,403         $20,169       $14,448          $12,041             $12,004            $11,913
    6/30/2000           $16,672         $20,666       $15,016          $12,291             $12,249            $11,964
    7/31/2000           $16,333         $20,343       $14,389          $12,403             $12,379            $12,019
    8/31/2000           $17,612         $21,606       $14,517          $12,583             $12,553            $12,082
    9/30/2000           $17,037         $20,466       $13,813          $12,662             $12,601            $12,148
   10/31/2000           $16,128         $20,379       $13,490          $12,746             $12,680            $12,209
   11/30/2000           $14,173         $18,773       $12,987          $12,954             $12,896            $12,276
   12/31/2000           $14,706         $18,865       $13,451          $13,194             $13,151            $12,347
    1/31/2001           $15,380         $19,534       $13,445          $13,410             $13,371            $12,428
    2/28/2001           $13,974         $17,754       $12,438          $13,527             $13,509            $12,478
    3/31/2001           $13,125         $16,630       $11,614          $13,595             $13,571            $12,540
    4/30/2001           $14,044         $17,922       $12,429          $13,538             $13,470            $12,592
    5/31/2001           $14,078         $18,042       $12,000          $13,620             $13,547            $12,641
    6/30/2001           $13,812         $17,603       $11,514          $13,671             $13,612            $12,678
    7/31/2001           $13,463         $17,429       $11,305          $13,977             $13,951            $12,720
    8/31/2001           $12,917         $16,339       $11,021          $14,137             $14,131            $12,762
    9/30/2001           $11,519         $15,020       $ 9,908          $14,302             $14,261            $12,818
   10/31/2001           $12,055         $15,307       $10,161          $14,601             $14,622            $12,851
   11/30/2001           $12,648         $16,481       $10,536          $14,400             $14,382            $12,878
   12/31/2001           $12,945         $16,625       $10,599          $14,308             $14,269            $12,899
    1/31/2002           $12,815         $16,383       $10,037          $14,424             $14,374            $12,917
    2/28/2002           $12,636         $16,067       $10,107          $14,564             $14,496            $12,934
    3/31/2002           $13,219         $16,671       $10,659          $14,322             $14,202            $12,953
    4/30/2002           $13,029         $15,661       $10,736          $14,599             $14,477            $12,973
    5/31/2002           $12,874         $15,546       $10,882          $14,723             $14,610            $12,993
    6/30/2002           $12,185         $14,439       $10,453          $14,851             $14,735            $13,012
    7/31/2002           $11,174         $13,313       $ 9,422          $15,030             $14,912            $13,031
    8/31/2002           $11,198         $13,401       $ 9,403          $15,284             $15,247            $13,050
    9/30/2002           $10,390         $11,946       $ 8,395          $15,531             $15,574            $13,071
   10/31/2002           $10,817         $12,996       $ 8,847          $15,461             $15,426            $13,091
   11/30/2002           $11,341         $13,760       $ 9,250          $15,456             $15,435            $13,111
   12/31/2002           $10,980         $12,952       $ 8,939          $15,776             $15,844            $13,125
    1/31/2003           $10,813         $12,613       $ 8,567          $15,789             $15,843            $13,139
    2/28/2003           $10,670         $12,424       $ 8,371          $16,008             $16,125            $13,151
    3/31/2003           $10,610         $12,543       $ 8,213          $15,995             $16,104            $13,165
    4/30/2003           $11,278         $13,577       $ 9,027          $16,127             $16,277            $13,178
    5/31/2003           $11,993         $14,292       $ 9,583          $16,428             $16,739            $13,192
    6/30/2003           $12,124         $14,474       $ 9,820          $16,395             $16,672            $13,208
    7/31/2003           $12,375         $14,730       $10,059          $15,844             $15,973            $13,217
    8/31/2003           $12,875         $15,016       $10,304          $15,949             $16,079            $13,227
    9/30/2003           $12,804         $14,857       $10,623          $16,372             $16,588            $13,239
   10/31/2003           $13,459         $15,697       $11,286          $16,219             $16,378            $13,249
   11/30/2003           $13,817         $15,835       $11,539          $16,258             $16,421            $13,260
   12/31/2003           $14,161         $16,665       $12,441          $16,423             $16,583            $13,270
    1/31/2004           $14,329         $16,971       $12,617          $16,555             $16,734            $13,281
    2/29/2004           $14,508         $17,207       $12,911          $16,734             $16,939            $13,290
    3/31/2004           $14,508         $16,947       $12,989          $16,860             $17,094            $13,301
    4/30/2004           $13,994         $16,682       $12,706          $16,421             $16,569            $13,311
    5/31/2004           $14,185         $16,910       $12,761          $16,355             $16,485            $13,320
    6/30/2004           $14,460         $17,239       $13,046          $16,448             $16,552            $13,326
    7/31/2004           $14,006         $16,668       $12,624          $16,611             $16,727            $13,338
    8/31/2004           $14,054         $16,735       $12,683          $16,928             $17,081            $13,352
    9/30/2004           $14,412         $16,916       $13,016          $16,974             $17,141            $13,367
   10/31/2004           $14,663         $17,175       $13,461          $17,116             $17,289            $13,382
   11/30/2004           $15,273         $17,870       $14,384          $16,979             $17,097            $13,395
   12/31/2004           $15,643         $18,477       $15,016          $17,136             $17,279            $13,421

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS R                    12/31/04
-----------------------------------
1-Year                      +10.05%
-----------------------------------
Since Inception (1/1/02)     +7.03%
-----------------------------------

CLASS R (1/1/02-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                                                            U.S.
                      FT GROWTH        S&P           MSCI           LB U.S.          LB U.S. GOV'T./      TREASURY
     DATE            TARGET FUND      500(5)        EAFE(5)     AGGREGATE INDEX(5)   CREDIT INDEX(5)      BILLS(5)
     1/1/2002          $10,000        $10,000       $10,000         $10,000             $10,000           $10,000
    1/31/2002          $ 9,890        $ 9,854       $ 9,469         $10,081             $10,073           $10,014
    2/28/2002          $ 9,753        $ 9,664       $ 9,536         $10,179             $10,159           $10,027
    3/31/2002          $10,200        $10,028       $10,057         $10,009             $ 9,953           $10,042
    4/30/2002          $10,064        $ 9,420       $10,130         $10,203             $10,146           $10,057
    5/31/2002          $ 9,945        $ 9,351       $10,267         $10,290             $10,239           $10,073
    6/30/2002          $ 9,425        $ 8,685       $ 9,862         $10,379             $10,326           $10,088
    7/31/2002          $ 8,648        $ 8,008       $ 8,889         $10,504             $10,451           $10,102
    8/31/2002          $ 8,666        $ 8,061       $ 8,871         $10,682             $10,685           $10,117
    9/30/2002          $ 8,036        $ 7,185       $ 7,921         $10,855             $10,915           $10,133
   10/31/2002          $ 8,375        $ 7,817       $ 8,347         $10,805             $10,811           $10,149
   11/30/2002          $ 8,776        $ 8,277       $ 8,727         $10,802             $10,817           $10,165
   12/31/2002          $ 8,501        $ 7,791       $ 8,434         $11,025             $11,104           $10,175
    1/31/2003          $ 8,380        $ 7,587       $ 8,083         $11,035             $11,103           $10,186
    2/28/2003          $ 8,269        $ 7,473       $ 7,898         $11,188             $11,301           $10,195
    3/31/2003          $ 8,232        $ 7,545       $ 7,749         $11,179             $11,286           $10,207
    4/30/2003          $ 8,759        $ 8,167       $ 8,517         $11,271             $11,407           $10,217
    5/31/2003          $ 9,313        $ 8,596       $ 9,041         $11,481             $11,731           $10,227
    6/30/2003          $ 9,415        $ 8,706       $ 9,265         $11,459             $11,684           $10,240
    7/31/2003          $ 9,609        $ 8,860       $ 9,491         $11,073             $11,194           $10,247
    8/31/2003          $10,016        $ 9,032       $ 9,721         $11,147             $11,268           $10,255
    9/30/2003          $ 9,951        $ 8,937       $10,023         $11,442             $11,625           $10,263
   10/31/2003          $10,468        $ 9,442       $10,648         $11,335             $11,478           $10,272
   11/30/2003          $10,754        $ 9,525       $10,887         $11,362             $11,508           $10,280
   12/31/2003          $11,037        $10,024       $11,738         $11,478             $11,622           $10,288
    1/31/2004          $11,167        $10,208       $11,904         $11,570             $11,727           $10,297
    2/29/2004          $11,306        $10,350       $12,181         $11,696             $11,871           $10,303
    3/31/2004          $11,315        $10,194       $12,255         $11,783             $11,980           $10,312
    4/30/2004          $10,915        $10,034       $11,988         $11,477             $11,612           $10,319
    5/31/2004          $11,074        $10,171       $12,040         $11,431             $11,553           $10,326
    6/30/2004          $11,297        $10,369       $12,308         $11,495             $11,600           $10,331
    7/31/2004          $10,943        $10,026       $11,911         $11,609             $11,723           $10,341
    8/31/2004          $10,981        $10,066       $11,966         $11,831             $11,971           $10,351
    9/30/2004          $11,278        $10,175       $12,280         $11,863             $12,013           $10,363
   10/31/2004          $11,474        $10,331       $12,700         $11,962             $12,117           $10,375
   11/30/2004          $11,957        $10,749       $13,571         $11,867             $11,982           $10,385
   12/31/2004          $12,256        $11,114       $14,167         $11,976             $12,109           $10,405


34 | Annual Report

ENDNOTES

THE FUND IS NON-DIVERSIFIED BECAUSE IT INVESTS IN SECURITIES OF A LIMITED NUMBER OF MUTUAL FUNDS. BECAUSE IT INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THESE SAME RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Five-month return has not been annualized. The figures shown are for the period since the end of the Fund's previous fiscal year on 7/31/04 through the current fiscal year-end on 12/31/04.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Sources: Standard & Poor's Micropal; Lehman Brothers. See page 28 for descriptions of the S&P 500, the MSCI EAFE Index, the LB U.S. Aggregate Index and the LB U.S. Government/Credit Index. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.


                                                              Annual Report | 35

YOUR FUND'S EXPENSES

FRANKLIN TEMPLETON GROWTH TARGET FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the period indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


36 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


------------------------------------------------------------------------------------------------------------
                                                BEGINNING          ENDING
                                              ACCOUNT VALUE       ACCOUNT     EXPENSES PAID DURING PERIOD*
                                              ACTUAL 7/31/04       VALUE         ACTUAL 7/31/04-12/31/04
CLASS A                                    HYPOTHETICAL 6/30/04   12/31/04    HYPOTHETICAL 6/30/04-12/31/04
------------------------------------------------------------------------------------------------------------
Actual                                            $1,000         $1,120.40                $3.78
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000         $1,020.97                $4.28
------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------
Actual                                            $1,000         $1,117.60                $7.10
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000         $1,017.19                $8.08
------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------
Actual                                            $1,000         $1,116.90                $7.10
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000         $1,017.19                $8.08
------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------
Actual                                            $1,000         $1,120.00                $4.89
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000         $1,019.71                $5.55

* Hypothetical expenses are equal to the annualized expense ratio for each class (A: 0.84%; B: 1.59%; C: 1.59%; and R: 1.09%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. For actual expenses, the expense ratios for each class are A: 0.85%; B: 1.60%; C: 1.60%; and R: 1.10%, and the multiplier is 153/365 to reflect the reporting period.


                                                              Annual Report | 37

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND

                                                  ----------------------------------------------------------------------------------
                                                  PERIOD ENDED
                                                  DECEMBER 31,                            YEAR ENDED JULY 31,
CLASS A                                              2004(e)            2004          2003          2002          2001         2000
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $      11.66     $   10.91    $    10.23    $    11.30    $    12.13    $   10.73
                                                  ----------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a),(b) .................            .12           .23           .23           .31           .54          .58

 Net realized and unrealized gains (losses) ...            .84           .74           .69          (.95)         (.47)        1.41
                                                  ----------------------------------------------------------------------------------

Total from investment operations ..............            .96           .97           .92          (.64)          .07         1.99
                                                  ----------------------------------------------------------------------------------

Less distributions from:

 Net investment income ........................           (.14)         (.22)         (.24)         (.34)         (.56)        (.53)

 Net realized gains ...........................             --            --            --          (.09)         (.34)        (.06)
                                                  ----------------------------------------------------------------------------------

Total distributions ...........................           (.14)         (.22)         (.24)         (.43)         (.90)        (.59)
                                                  ----------------------------------------------------------------------------------

Redemption fees ...............................             --(f)         --(f)         --            --            --           --
                                                  ----------------------------------------------------------------------------------

Net asset value, end of period ................   $      12.48     $   11.66    $    10.91    $    10.23    $    11.30    $   12.13
                                                  ==================================================================================

Total return(c) ...............................           8.30%         8.89%         8.99%        (5.74)%         .58%       18.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $    139,153     $ 117,013    $   64,409    $   35,991    $   26,523    $  18,050

Ratios to average net assets:

 Expenses(d) ..................................            .82%(g)       .85%          .91%          .96%          .92%         .99%

 Expenses net of waiver and payments
  by affiliate(d) .............................            .82%(g)       .85%          .91%          .96%          .92%         .98%

 Net investment income(b) .....................           2.40%(g)      2.00%         2.21%         2.86%         4.61%        4.95%

Portfolio turnover rate .......................           2.63%         3.71%        18.03%         5.75%        44.98%      103.79%

(a)  Based on average daily shares outstanding.

(b) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(c) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .71% for the period ended December 31, 2004.

(e)  For the period August 1, 2004 to December 31, 2004. See Note 1.

(f)  Amount is less than $.001 per share.

(g)  Annualized.


38 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND (CONTINUED)

                                                                   -------------------------------
                                                                          PERIOD ENDED
                                                                   DECEMBER 31,      JULY 31,
CLASS B                                                              2004(e)         2004(h)
                                                                   -------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................      $     11.63     $     11.67
                                                                   -------------------------------

Income from investment operations:

 Net investment income(a),(b) ...............................              .09             .07

 Net realized and unrealized gains (losses) .................              .84             .04
                                                                   -------------------------------

Total from investment operations ............................              .93             .11
                                                                   -------------------------------

Less distributions from net investment income ...............             (.10)           (.15)
                                                                   -------------------------------

Redemption fees .............................................               --(f)           --(f)
                                                                   -------------------------------

Net asset value, end of period ..............................      $     12.46     $     11.63
                                                                   ===============================

Total return(c) .............................................             8.02%            .98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................      $     5,223     $     3,567

Ratios to average net assets:

 Expenses(d) ................................................             1.57%(g)        1.60%(g)

 Net investment income(b) ...................................             1.65%(g)        1.25%(g)

Portfolio turnover rate .....................................             2.63%           3.71%

(a)  Based on average daily shares outstanding.

(b) Recognition of net investment income by the Fund is affected by the timing timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(c) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .71% for the period ended December 31, 2004.

(e)  For the period August 1, 2004 to December 31, 2004. See Note 1.

(f)  Amount is less than $.001 per share.

(g)  Annualized.

(h)  For the period December 1, 2003 (effective date) to July 31, 2004.


                         Annual Report | See notes to financial statements. | 39

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND (CONTINUED)

                                                  ----------------------------------------------------------------------------------
                                                  PERIOD ENDED
                                                  DECEMBER 31,                               YEAR ENDED JULY 31,
CLASS C                                              2004(e)             2004         2003          2002          2001         2000
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........  $      11.53     $    10.80   $    10.14    $    11.20    $    12.03    $   10.65
                                                  ----------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a),(b) ..................           .08            .14          .15           .23           .44          .50

 Net realized and unrealized gains (losses) ....           .84            .73          .67          (.94)         (.46)        1.39
                                                  ----------------------------------------------------------------------------------

Total from investment operations ...............           .92            .87          .82          (.71)         (.02)        1.89
                                                  ----------------------------------------------------------------------------------

Less distributions from:

 Net investment income .........................          (.09)          (.14)        (.16)         (.26)         (.47)        (.45)

 Net realized gains ............................            --            --            --          (.09)         (.34)        (.06)
                                                  ----------------------------------------------------------------------------------

Total distributions ............................          (.09)          (.14)        (.16)         (.35)         (.81)        (.51)
                                                  ----------------------------------------------------------------------------------

Redemption fees.................................            --(f)          --(f)        --            --            --           --
                                                  ----------------------------------------------------------------------------------

Net asset value, end of period .................  $      12.36     $    11.53   $    10.80    $    10.14    $    11.20    $   12.03
                                                  ==================================================================================

Total return(c) ................................          8.03%          8.04%        8.20%        (6.48)%        (.16)%     17.88%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............  $     59,803     $   52,881   $   32,344    $   22,436    $   17,340    $  12,548

Ratios to average net assets:

 Expenses(d) ...................................          1.57%(g)       1.60%        1.66%         1.70%         1.67%        1.72%

 Expenses net of waiver and payments
   by affiliate(d) .............................          1.57%(g)       1.60%        1.66%         1.70%         1.67%        1.71%

 Net investment income(b) ......................          1.65%(g)       1.25%        1.46%         2.15%         3.83%        4.24%

Portfolio turnover rate ........................          2.63%          3.71%       18.03%         5.75%        44.98%      103.79%

(a)  Based on average daily shares outstanding.

(b) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(c) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .71% for the period ended December 31, 2004.

(e)  For the period August 1, 2004 to December 31, 2004. See Note 1.

(f)  Amount is less than $.001 per share.

(g)  Annualized.


40 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND (CONTINUED)

                                                  ------------------------------------------------------------
                                                  PERIOD ENDED
                                                  DECEMBER 31,                  YEAR ENDED JULY 31,
CLASS R                                             2004(e)             2004           2003        2002(h)
                                                  ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $     11.63     $    10.89     $    10.23     $    10.89
                                                  ------------------------------------------------------------

Income from investment operations:

 Net investment income(a),(b) .................           .11            .21            .19            .12
                                                  ------------------------------------------------------------

 Net realized and unrealized gains (losses) ...           .85            .72            .69           (.70)
                                                  ------------------------------------------------------------

Total from investment operations ..............           .96            .93            .88           (.58)
                                                  ------------------------------------------------------------

Less distributions from net investment income .          (.13)          (.19)          (.22)          (.08)
                                                  ------------------------------------------------------------

Redemption fees ...............................            --(f)          --(f)          --             --
                                                  ------------------------------------------------------------

Net asset value, end of period ................   $     12.46     $    11.63     $    10.89     $    10.23
                                                  ============================================================

Total return(c) ...............................          8.27%          8.56%          8.79%         (5.38)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $    12,199     $    8,370     $    5,718     $      543

Ratios to average net assets:

 Expenses(d) ..................................          1.07%(g)       1.10%          1.16%          1.21%(g)

 Net investment income(b) .....................          2.15%(g)       1.75%          1.96%          1.93%(g)

Portfolio turnover rate .......................          2.63%          3.71%         18.03%          5.75%

(a)  Based on average daily shares outstanding.

(b) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(c) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .71% for the period ended December 31, 2004.

(e)  For the period August 1, 2004 to December 31, 2004. See Note 1.

(f)  Amount is less than $.001 per share.

(g)  Annualized.

(h)  For the period January 1, 2002 (effective date) to July 31, 2002.


                         Annual Report | See notes to financial statements. | 41

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

----------------------------------------------------------------------------------------------------------------
        FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND                                   SHARES            VALUE
----------------------------------------------------------------------------------------------------------------
        INVESTMENTS IN UNDERLYING FUNDS
        LONG TERM INVESTMENTS 79.2%
        DOMESTIC EQUITY 27.7%
(a),(b) Franklin Capital Growth Fund, Advisor Class ...........................     1,377,055     $    15,340,394
(a),(b) Franklin Flex Cap Growth Fund, Advisor Class ..........................        56,145           2,125,631
(a),(b) Franklin Natural Resources Fund, Advisor Class ........................       167,212           4,095,024
    (a) Franklin Real Estate Securities Fund, Advisor Class ...................       173,757           4,588,913
(a),(b) Franklin Small Cap Growth Fund II, Advisor Class ......................     1,768,499          21,257,360
    (a) Mutual Shares Fund, Class Z ...........................................       539,195          12,428,447
                                                                                                  ---------------
                                                                                                       59,835,769
                                                                                                  ---------------

        DOMESTIC FIXED INCOME 26.1%
    (a) Franklin Strategic Income Fund, Advisor Class .........................       335,639           3,564,483
    (a) Franklin Strategic Mortgage Portfolio .................................     2,845,447          28,255,286
    (a) Franklin Total Return Fund, Advisor Class .............................     1,258,083          12,882,774
    (a) Franklin U.S. Government Securities Fund, Advisor Class ...............     1,768,851          11,815,927
                                                                                                  ---------------
                                                                                                       56,518,470
                                                                                                  ---------------
        FOREIGN EQUITY 12.3%
    (a) Franklin Gold & Precious Metals Fund, Advisor Class ...................       250,488           4,714,191
    (a) Mutual European Fund, Class Z .........................................       631,756          12,470,867
    (a) Templeton Foreign Fund, Advisor Class .................................       685,730           8,413,907
    (a) Templeton Global Long Short Fund, Class Z .............................        92,683           1,065,854
                                                                                                  ---------------
                                                                                                       26,664,819
                                                                                                  ---------------
        FOREIGN FIXED INCOME 13.1%
    (a) Templeton Global Bond Fund, Advisor Class .............................     2,538,367          28,201,254
                                                                                                 ----------------
        TOTAL LONG TERM INVESTMENTS (COST $148,269,724)                                               171,220,312
                                                                                                 ----------------
        SHORT TERM INVESTMENT (COST $44,402,551) 20.5%
        MONEY FUND
    (a) Franklin Institutional Fiduciary Trust Money Market Portfolio .........    44,402,551          44,402,551
                                                                                                 ----------------
        TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $192,672,275) 99.7% .......                       215,622,863
        OTHER ASSETS, LESS LIABILITIES .3% ....................................                           755,999
                                                                                                 ----------------
        NET ASSETS 100.0%                                                                        $    216,378,862
                                                                                                 ================

(a)  See Note 6 regarding investments in Underlying Funds.

(b)  Non-income producing.


42 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON MODERATE TARGET FUND

                                                  ----------------------------------------------------------------------------------
                                                  PERIOD ENDED
                                                  DECEMBER 31,                           YEAR ENDED JULY 31,
CLASS A                                              2004(e)             2004         2003          2002          2001         2000
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $      11.65     $    10.64   $     9.83    $    11.31    $    12.83    $   10.44
                                                  ----------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a),(b) .................            .12            .20          .19           .26           .47          .51

 Net realized and unrealized gains (losses) ...           1.05           1.00          .81         (1.31)        (1.48)        2.35
                                                  ----------------------------------------------------------------------------------

Total from investment operations ..............           1.17           1.20         1.00         (1.05)        (1.01)        2.86
                                                  ----------------------------------------------------------------------------------

Less distributions from:

 Net investment income ........................           (.13)          (.19)        (.19)         (.29)         (.51)        (.47)

 Net realized gains ...........................             --             --           --          (.14)           --(h)        --
                                                  ----------------------------------------------------------------------------------

Total distributions ...........................           (.13)          (.19)        (.19)         (.43)         (.51)        (.47)
                                                  ----------------------------------------------------------------------------------

Redemption fees ...............................             --(f)          --(f)        --            --            --           --
                                                  ----------------------------------------------------------------------------------

Net asset value, end of period ................   $      12.69     $    11.65   $    10.64    $     9.83    $    11.31    $   12.83
                                                  ==================================================================================

Total return(c) ...............................          10.14%         11.18%       10.47%        (9.69)%       (8.05)%      27.79%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $    281,033     $  219,273   $  121,617    $   85,035    $   70,810    $  41,348

Ratios to average net assets:

 Expenses(d) ..................................            .81%(g)        .89%         .98%          .96%          .87%         .83%

 Net investment income(b) .....................           2.32%(g)       1.75%        1.89%         2.46%         3.95%        4.20%

Portfolio turnover rate .......................           2.78%          4.13%       15.90%         8.88%        46.01%       85.78%

(a)   Based on average daily shares outstanding.

(b) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(c) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .78% for the period ended December 31, 2004.

(e)   For the period August 1, 2004 to December 31, 2004. See Note 1.

(f)   Amount is less than $.001 per share.

(g)   Annualized.

(h)   The fund made a capital gain distribution of $.003.


                         Annual Report | See notes to financial statements. | 43

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON MODERATE TARGET FUND (CONTINUED)

                                                   -----------------------------
                                                         PERIOD ENDED
                                                   DECEMBER 31,    JULY 31,
CLASS B                                              2004(e)       2004(h)
                                                   -----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $    11.62     $    11.62
                                                   -----------------------------

Income from investment operations:

 Net investment income(a),(b) .................           .09            .05

 Net realized and unrealized gains (losses) ...          1.03            .09
                                                   -----------------------------

Total from investment operations ..............          1.12            .14
                                                   -----------------------------

Less distributions from net investment income .          (.08)          (.14)
                                                   -----------------------------

Redemption fees ...............................            --(f)          --(f)
                                                   -----------------------------

Net asset value, end of period ................    $    12.66     $    11.62
                                                   =============================

Total return(c) ...............................          9.77%          1.18%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $    8,700     $    5,417

Ratios to average net assets:

 Expenses(d) ..................................          1.56%(g)       1.64%(g)

 Net investment income(b) .....................          1.57%(g)       1.00%(g)

Portfolio turnover rate .......................          2.78%          4.13%

(a)   Based on average daily shares outstanding.

(b) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(c) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .78% for the period ended December 31, 2004.

(e)   For the period August 1, 2004 to December 31, 2004. See Note 1.

(f)   Amount is less than $.001 per share.

(g)   Annualized.

(h)   For the period December 1, 2003 (effective date) to July 31, 2004.


44 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON MODERATE TARGET FUND (CONTINUED)

                                                -----------------------------------------------------------------------------------
                                                PERIOD ENDED
                                                DECEMBER 31,                            YEAR ENDED JULY 31,
CLASS C                                             2004(e)            2004           2003         2002          2001         2000
                                                -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........  $     11.47     $    10.48     $     9.69   $    11.16    $    12.67    $   10.31
                                                 ----------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a),(b) .................          .08            .12            .11          .19           .39          .41

 Net realized and unrealized gains (losses) ...         1.03            .98            .80        (1.31)        (1.48)        2.33
                                                 ----------------------------------------------------------------------------------

Total from investment operations ..............         1.11           1.10            .91        (1.12)        (1.09)        2.74
                                                 ----------------------------------------------------------------------------------

Less distributions from:

 Net investment income ........................         (.08)          (.11)          (.12)        (.21)         (.42)        (.38)

 Net realized gains ...........................           --             --             --         (.14)           --(h)        --
                                                 ----------------------------------------------------------------------------------

Total distributions ...........................         (.08)          (.11)          (.12)        (.35)         (.42)        (.38)
                                                 ----------------------------------------------------------------------------------

Redemption fees ...............................           --(f)          --(f)          --           --            --           --
                                                 ----------------------------------------------------------------------------------

Net asset value, end of period ................  $     12.50     $    11.47     $    10.48   $     9.69    $    11.16    $   12.67
                                                 ==================================================================================


Total return(c) ...............................         9.75%         10.39%          9.50%      (10.31)%       (8.69)%      26.84%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............  $   105,966     $   90,988     $   56,341   $   39,835    $   41,535    $  35,506

Ratios to average net assets:

 Expenses(d) ..................................         1.56%(g)       1.64%          1.73%        1.71%         1.62%        1.57%

 Net investment income(b) .....................         1.57%(g)       1.00%          1.14%        1.77%         3.30%        3.40%

Portfolio turnover rate .......................         2.78%          4.13%         15.90%        8.88%        46.01%       85.78%

(a)   Based on average daily shares outstanding.

(b) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(c) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .78% for the period ended December 31, 2004.

(e)   For the period August 1, 2004 to December 31, 2004. See Note 1.

(f)   Amount is less than $.001 per share.

(g)   Annualized.

(h)   The fund made a capital gain distribution of $.003.


                         Annual Report | See notes to financial statements. | 45

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON MODERATE TARGET FUND (CONTINUED)

                                                ------------------------------------------------------------------
                                                PERIOD ENDED
                                                DECEMBER 31,                   YEAR ENDED JULY 31,
CLASS R                                           2004(e)                 2004            2003         2002(h)
                                                ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........   $     11.62        $     10.62     $      9.82     $     10.79
                                                ------------------------------------------------------------------

Income from investment operations:

 Net investment income(a),(b) ...............           .11                .18             .13             .09

 Net realized and unrealized gains (losses) .          1.04                .98             .85            (.99)
                                                ------------------------------------------------------------------

Total from investment operations ............          1.15               1.16             .98            (.90)
                                                ------------------------------------------------------------------

Less distributions from net investment income          (.11)              (.16)           (.18)           (.07)
                                                ------------------------------------------------------------------

Redemption fees .............................            --(f)              --(f)           --              --
                                                ------------------------------------------------------------------

Net asset value, end of period ..............   $     12.66        $     11.62     $     10.62     $      9.82
                                                ==================================================================


Total return(c) .............................          9.92%             10.95%          10.10%          (8.38)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........   $    25,162        $    17,161     $    10,989     $        94

Ratios to average net assets:

 Expensesd ..................................          1.06%(g)           1.14%           1.23%           1.21%(g)

 Net investment income(b) ...................          2.07%(g)           1.50%           1.64%           1.53%(g)

Portfolio turnover rate .....................          2.78%              4.13%          15.90%           8.88%

(a)   Based on average daily shares outstanding.

(b) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(c) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .78% for the period ended December 31, 2004.

(e)   For the period August 1, 2004 to December 31, 2004. See Note 1.

(f)   Amount is less than $.001 per share.

(g)   Annualized.

(h)   For the period January 1, 2002 (effective date) to July 31, 2002.


46 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

------------------------------------------------------------------------------------------------------------------------
        FRANKLIN TEMPLETON MODERATE TARGET FUND                                            SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------
        INVESTMENTS IN UNDERLYING FUNDS
        LONG TERM INVESTMENTS 89.4%
        DOMESTIC EQUITY 38.5%
(a),(b) Franklin Capital Growth Fund, Advisor Class .............................        3,537,652        $   39,409,444
(a),(b) Franklin Flex Cap Growth Fund, Advisor Class ............................          164,531             6,229,128
(a),(b) Franklin Natural Resources Fund, Advisor Class ..........................          470,486            11,522,196
    (a) Franklin Real Estate Securities Fund, Advisor Class .....................          533,475            14,089,076
(a),(b) Franklin Small Cap Growth Fund II, Advisor Class ........................        4,706,720            56,574,772
    (a) Mutual Shares Fund, Class Z .............................................        1,496,598            34,496,580
                                                                                                          --------------
                                                                                                             162,321,196
                                                                                                          --------------

        DOMESTIC FIXED INCOME 22.9%
    (a) Franklin Strategic Income Fund, Advisor Class ...........................          473,092             5,024,238
    (a) Franklin Strategic Mortgage Portfolio ...................................        4,662,551            46,299,128
    (a) Franklin Total Return Fund, Advisor Class ...............................        2,251,888            23,059,330
    (a) Franklin U.S. Government Securities Fund, Advisor Class .................        3,311,333            22,119,705
                                                                                                          --------------
                                                                                                              96,502,401
                                                                                                          --------------

        FOREIGN EQUITY 16.4%
    (a) Franklin Gold & Precious Metals Fund, Advisor Class .....................          691,328            13,010,787
    (a) Mutual European Fund, Class Z ...........................................        1,598,805            31,560,412
    (a) Templeton Foreign Fund, Advisor Class ...................................        1,724,547            21,160,195
    (a) Templeton Global Long Short Fund, Class Z ...............................          271,690             3,124,434
                                                                                                          --------------
                                                                                                              68,855,828
                                                                                                          --------------

        FOREIGN FIXED INCOME 11.6%
    (a) Templeton Global Bond Fund, Advisor Class ...............................        4,373,683            48,591,616
                                                                                                          --------------
        TOTAL LONG TERM INVESTMENTS (COST $324,864,789)                                                      376,271,041
                                                                                                          --------------

        SHORT TERM INVESTMENT (COST $44,700,454) 10.6%
        MONEY FUND
    (a) Franklin Institutional Fiduciary Trust Money Market Portfolio ...........       44,700,454            44,700,454
                                                                                                          --------------
        TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $369,565,243) 100.0% ........                            420,971,495
        OTHER ASSETS, LESS LIABILITIES ..........................................                               (109,449)
                                                                                                          --------------
        NET ASSETS 100.0%                                                                                 $  420,862,046
                                                                                                          ==============

(a)   See Note 6 regarding investments in Underlying Funds.

(b)   Non-income producing.


                         Annual Report | See notes to financial statements. | 47

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON GROWTH TARGET FUND

                                                  ---------------------------------------------------------------------------------
                                                  PERIOD ENDED
                                                  DECEMBER 31,                               YEAR ENDED JULY 31,
CLASS A                                             2004(e)              2004          2003         2002         2001         2000
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $      11.83      $   10.46     $    9.47    $   11.64    $   14.50    $   11.01
                                                  ---------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a),(b) .................            .09            .11           .08          .13          .38          .40

 Net realized and unrealized gains (losses) ...           1.33           1.36          1.01        (2.01)       (2.80)        3.77
                                                  ---------------------------------------------------------------------------------

Total from investment operations ..............           1.42           1.47          1.09        (1.88)       (2.42)        4.17
                                                  ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................           (.08)          (.10)         (.10)        (.13)        (.44)        (.39)

 Net realized gains ...........................             --             --            --         (.16)          --         (.29)
                                                  ---------------------------------------------------------------------------------

Total distributions ...........................           (.08)          (.10)         (.10)        (.29)        (.44)        (.68)
                                                  ---------------------------------------------------------------------------------

Redemption fees ...............................             --(f)          --(f)         --           --           --           --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................   $      13.17      $   11.83     $   10.46    $    9.47    $   11.64    $   14.50

                                                  =================================================================================

Total return(c) ...............................          12.04%         14.04%        11.64%      (16.44)%     (16.94)%      38.55%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $    202,560      $ 165,500     $  99,432    $  69,663    $  67,186    $  66,445

Ratios to average net assets:

 Expenses(d) ..................................            .85%(g)        .83%          .92%         .93%         .85%         .85%

 Expenses net of waiver and payments
  by affiliate(d) .............................            .85%(g)        .83%          .92%         .93%         .85%         .84%

 Net investment income(b) .....................           1.72%(g)        .91%          .84%        1.20%        2.98%        2.93%

Portfolio turnover rate .......................           3.98%          3.46%        21.87%       14.24%       59.41%       73.82%

(a)   Based on average daily shares outstanding.

(b) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(c) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .84% for the period ended December 31, 2004.

(e)   For the period August 1, 2004 to December 31, 2004. See Note 1.

(f)   Amount is less than $.001 per share.

(g)   Annualized.


48 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON GROWTH TARGET FUND (CONTINUED)

                                                 -------------------------------
                                                        PERIOD ENDED
                                                 DECEMBER 31,       JULY 31,
CLASS B                                            2004(e)          2004(h)
                                                 -------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........  $     11.75      $    11.80
                                                 -------------------------------

Income from investment operations:

 Net investment income(a),(b) .................          .06            (.02)

 Net realized and unrealized gains (losses) ...         1.32             .09
                                                 -------------------------------

Total from investment operations ..............         1.38             .07
                                                 -------------------------------

Less distributions from net investment income .         (.04)           (.12)
                                                 -------------------------------

Redemption fees ...............................           --(f)           --(f)
                                                 -------------------------------

Net asset value, end of period ................  $     13.09      $    11.75
                                                 ===============================


Total return(c) ...............................        11.76%            .56%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............  $     5,343      $    3,178

Ratios to average net assets:

 Expenses(d) ..................................         1.60%(g)        1.58%(g)

 Net investment income(b) .....................          .97%(g)         .16%(g)

Portfolio turnover rate .......................         3.98%           3.46%

(a)   Based on average daily shares outstanding.

(b) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(c) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .84% for the period ended December 31, 2004.

(e)   For the period August 1, 2004 to December 31, 2004. See Note 1.

(f)   Amount is less than $.001 per share.

(g)   Annualized.

(h)   For the period December 1, 2003 (effective date) to July 31, 2004.


                         Annual Report | See notes to financial statements. | 49

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON GROWTH TARGET FUND (CONTINUED)

                                                 ---------------------------------------------------------------------------------
                                                 PERIOD ENDED
                                                 DECEMBER 31,                             YEAR ENDED JULY 31,
CLASS C                                            2004(e)             2004          2003         2002         2001          2000
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........  $      11.72    $    10.38     $    9.40    $   11.58    $   14.43    $    10.92
                                                 ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a),(b) .................           .05           .02           .01          .05          .29           .29

 Net realized and unrealized gains (losses) ...          1.32          1.35          1.00        (1.99)       (2.79)         3.77
                                                 ---------------------------------------------------------------------------------

Total from investment operations ..............          1.37          1.37          1.01        (1.94)       (2.50)         4.06
                                                 ---------------------------------------------------------------------------------

Less distributions from:

 Net investment income ........................            --          (.03)         (.03)        (.08)        (.35)         (.26)

 Net realized gains ...........................            --            --            --         (.16)          --          (.29)
                                                 ---------------------------------------------------------------------------------

Total distributions ...........................            --          (.03)         (.03)        (.24)        (.35)         (.55)
                                                 ---------------------------------------------------------------------------------

Redemption fees ...............................            --(f)         --(f)         --           --           --            --
                                                 ---------------------------------------------------------------------------------

Net asset value, end of period ................  $      13.09    $    11.72     $   10.38    $    9.40    $   11.58    $    14.43
                                                 =================================================================================

Total return(c) ...............................         11.69%        13.18%        10.74%      (17.00)%     (17.57)%       37.64%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............  $     73,816    $   61,179     $  40,829    $  31,255    $  37,884    $   38,666

Ratios to average net assets:

 Expenses(d) ..................................         1.60%(g)       1.58%         1.67%        1.68%        1.60%         1.60%

Expenses net of waiver and payments
 by affiliate(d) ..............................         1.60%(g)       1.58%         1.67%        1.68%        1.60%         1.59%

 Net investment income(b) .....................          .97%(g)        .16%          .09%         .50%        2.24%         2.16%

Portfolio turnover rate .......................         3.98%          3.46%        21.87%       14.24%       59.41%        73.82%

(a)   Based on average daily shares outstanding.

(b) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(c) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .84% for the period ended December 31, 2004.

(e)   For the period August 1, 2004 to December 31, 2004. See Note 1.

(f)   Amount is less than $.001 per share.

(g)   Annualized.


50 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON GROWTH TARGET FUND (CONTINUED)

                                                 ---------------------------------------------------------------
                                                 PERIOD ENDED
                                                 DECEMBER 31,                     YEAR ENDED JULY 31,
CLASS R                                             2004(e)                 2004          2003       2002(h)
                                                 ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........  $      11.76        $     10.40     $    9.46     $   10.95
                                                 ---------------------------------------------------------------

Income from investment operations:

 Net investment income(a),(b) .................           .08                .08           .05           .01

 Net realized and unrealized gains (losses) ...          1.33               1.36          1.00         (1.50)
                                                 ---------------------------------------------------------------

Total from investment operations ..............          1.41               1.44          1.05         (1.49)
                                                 ---------------------------------------------------------------

Less distributions from net investment income .          (.06)              (.08)         (.11)           --
                                                 ---------------------------------------------------------------

Redemption fees ...............................            --(f)              --(f)         --            --
                                                 ---------------------------------------------------------------

Net asset value, end of period ................  $      13.11        $     11.76     $   10.40     $    9.46
                                                 ===============================================================


Total return(c) ...............................         12.00%             13.89%        11.11%       (13.52)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............  $     15,206        $    11,714     $   5,567     $     141

Ratios to average net assets:

 Expenses(d) ..................................          1.10%(g)           1.08%         1.17%         1.18%(g)

 Net investment income(b) .....................          1.47%(g)            .66%          .59%          .18%(g)

Portfolio turnover rate .......................          3.98%              3.46%        21.87%        14.24%

(a)   Based on average daily shares outstanding.

(b) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(c) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .84% for the period ended December 31, 2004.

(e)   For the period August 1, 2004 to December 31, 2004. See Note 1.

(f)   Amount is less than $.001 per share.

(g)   Annualized.

(h)   For the period January 1, 2002 (effective date) to July 31, 2002.


                         Annual Report | See notes to financial statements. | 51

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

FRANKLIN TEMPLETON GROWTH TARGET FUND

---------------------------------------------------------------------------------------------------------------
        FRANKLIN TEMPLETON GROWTH TARGET FUND                                         SHARES          VALUE
---------------------------------------------------------------------------------------------------------------
        INVESTMENTS IN UNDERLYING FUNDS
        LONG TERM INVESTMENTS 94.8%
        DOMESTIC EQUITY 55.8%
(a),(b) Franklin Capital Growth Fund, Advisor Class .............................    3,759,295    $  41,878,544
(a),(b) Franklin Flex Cap Growth Fund, Advisor ..................................      156,698        5,932,598
(a),(b) Franklin Natural Resources Fund, Advisor Class ..........................      471,325       11,542,749
    (a) Franklin Real Estate Securities Fund, Advisor Class .....................      505,566       13,351,989
(a),(b) Franklin Small Cap Growth Fund II, Advisor Class ........................    4,808,859       57,802,488
    (a) Mutual Shares Fund, Class Z .............................................    1,531,015       35,289,900
                                                                                                  -------------
                                                                                                   165,798,268
                                                                                                  -------------

        DOMESTIC FIXED INCOME 9.9%
    (a) Franklin Strategic Income Fund, Advisor Class ...........................      172,675        1,833,810
    (a) Franklin Strategic Mortgage Portfolio ...................................    1,435,600       14,255,512
    (a) Franklin Total Return Fund, Advisor Class ...............................      700,075        7,168,763
    (a) Franklin U.S. Government Securities Fund, Advisor Class .................      935,804        6,251,170
                                                                                                  -------------
                                                                                                    29,509,255
                                                                                                  -------------

        FOREIGN EQUITY 24.2%
    (a) Franklin Gold & Precious Metals Fund, Advisor Class .....................      678,532       12,769,973
    (a) Mutual European Fund, Class Z ...........................................    1,704,918       33,655,076
    (a) Templeton Foreign Fund, Advisor Class ...................................    1,825,811       22,402,696
    (a) Templeton Global Long Short Fund, Class Z ...............................      258,798        2,976,176
                                                                                                  -------------
                                                                                                    71,803,921
                                                                                                  -------------

        FOREIGN FIXED INCOME 4.9%
    (a) Templeton Global Bond Fund, Advisor Class ...............................    1,306,998       14,520,747
                                                                                                  -------------
        TOTAL LONG TERM INVESTMENTS (COST $234,543,398) .........................                   281,632,191
                                                                                                  -------------
        SHORT TERM INVESTMENT (COST $16,062,514) 5.4%
        MONEY FUND
    (a) Franklin Institutional Fiduciary Trust Money Market Portfolio ...........   16,062,514       16,062,514
                                                                                                  -------------
        TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $250,605,912) 100.2% ........                   297,694,705
        OTHER ASSETS, LESS LIABILITIES (.2)% ....................................                      (769,302)
                                                                                                  -------------
        NET ASSETS 100.0% .......................................................                 $ 296,925,403
                                                                                                  =============

(a)   See Note 6 regarding investments in Underlying Funds.

(b)   Non-income producing.


52 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004

                                              ---------------------------------------------------
                                                 FRANKLIN          FRANKLIN          FRANKLIN
                                                TEMPLETON         TEMPLETON         TEMPLETON
                                               CONSERVATIVE        MODERATE           GROWTH
                                               TARGET FUND       TARGET FUND       TARGET FUND
                                              ---------------------------------------------------
Assets:
 Investments in Underlying Funds (Note 6):
  Cost ....................................   $  192,672,275    $  369,565,243    $  250,605,912
                                              ===================================================
  Value ...................................      215,622,863       420,971,495       297,694,705
 Receivables:
  Capital shares sold .....................        1,375,524         1,197,315           820,054
                                              ---------------------------------------------------
      Total assets ........................      216,998,387       422,168,810       298,514,759
                                              ---------------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed .................          413,549           889,579         1,300,064
  Affiliates ..............................          152,170           298,921           215,546
  Unaffiliated transfer agent fees ........           37,156            98,874            52,836
 Other liabilities ........................           16,650            19,390            20,910
                                              ---------------------------------------------------
      Total liabilities ...................          619,525         1,306,764         1,589,356
                                              ---------------------------------------------------
       Net assets, at value ...............   $  216,378,862    $  420,862,046    $  296,925,403
                                              ===================================================
Net assets consist of:
 Undistributed net investment income ......   $      200,844    $      644,931    $      508,314
 Net unrealized appreciation (depreciation)       22,950,588        51,406,252        47,088,793
 Accumulated net realized gain (loss) .....       (1,401,171)       (4,988,057)      (10,486,662)
 Capital shares ...........................      194,628,601       373,798,920       259,814,958
                                              ---------------------------------------------------
       Net assets, at value ...............   $  216,378,862    $  420,862,046    $  296,925,403
                                              ===================================================


                         Annual Report | See notes to financial statements. | 53

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2004

                                                                         ------------------------------------------------
                                                                            FRANKLIN         FRANKLIN         FRANKLIN
                                                                           TEMPLETON        TEMPLETON         TEMPLETON
                                                                          CONSERVATIVE       MODERATE          GROWTH
                                                                          TARGET FUND      TARGET FUND       TARGET FUND
                                                                         ------------------------------------------------
CLASS A:
 Net assets, at value ................................................   $  139,153,060   $  281,033,424   $  202,560,390
                                                                         ================================================
 Shares outstanding ..................................................       11,148,074       22,150,147       15,376,068
                                                                         ================================================
 Net asset value per share(a) ........................................   $        12.48   $        12.69   $        13.17
                                                                         ================================================
 Maximum offering price per share (net asset value per share / 94.25%)   $        13.24   $        13.46   $        13.97
                                                                         ================================================

CLASS B:
 Net assets, at value ................................................   $    5,223,270   $    8,700,465   $    5,342,854
                                                                         ================================================
 Shares outstanding ..................................................          419,370          687,135          408,183
                                                                         ================================================
 Net asset value and maximum offering price per share(a) .............   $        12.46   $        12.66   $        13.09
                                                                         ================================================

CLASS C:
 Net assets, at value ................................................   $   59,803,244   $  105,966,285   $   73,816,070
                                                                         ================================================
 Shares outstanding ..................................................        4,839,795        8,473,958        5,638,403
                                                                         ================================================
 Net asset value and maximum offering price per share(a) .............   $        12.36   $        12.50   $        13.09
                                                                         ================================================

CLASS R:
 Net assets, at value ................................................   $   12,199,288   $   25,161,872   $   15,206,089
                                                                         ================================================
 Shares outstanding ..................................................          979,263        1,986,813        1,160,288
                                                                         ================================================
 Net asset value and maximum offering price per share(a) .............   $        12.46   $        12.66   $        13.11
                                                                         ================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


54 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

STATEMENTS OF OPERATIONS
for the period August 1, 2004 to December 31, 2004
and the year ended July 31, 2004

                                                                    ------------------------------------------------------------
                                                                        FRANKLIN TEMPLETON              FRANKLIN TEMPLETON
                                                                     CONSERVATIVE TARGET FUND          MODERATE TARGET FUND
                                                                    ------------------------------------------------------------
                                                                    PERIOD ENDED    YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                                                    DECEMBER 31,     JULY 31,      DECEMBER 31,      JULY 31,
                                                                       2004            2004            2004            2004
                                                                    ------------------------------------------------------------
Investment income:
 Dividends from Underlying Funds (Note 6) .......................   $  2,652,182    $ 4,176,261    $  4,907,792    $  7,047,913
                                                                    ------------------------------------------------------------
Expenses:
 Asset allocation fees (Note 3) .................................        163,844        289,629         349,243         595,109
 Distribution fees (Note 3)
  Class A .......................................................        132,828        231,214         260,891         434,393
  Class B .......................................................         18,646         12,036          29,028          18,538
  Class C .......................................................        231,006        450,644         407,048         768,536
  Class R .......................................................         20,079         37,244          40,542          77,270
 Transfer agent fees (Note 3) ...................................        212,622        485,252         405,167         967,496
 Reports to shareholders ........................................         13,957         13,003          17,642          21,913
 Registration and filing fees ...................................         58,906         71,495          80,207          93,211
 Professional fees ..............................................         12,081         12,134          13,469          13,398
 Trustees' fees and expenses ....................................            162            619             303           1,136
 Other ..........................................................          5,153          5,923          10,665          10,721
                                                                    ------------------------------------------------------------
      Total expenses ............................................        869,284      1,609,193       1,614,205       3,001,721
                                                                    ------------------------------------------------------------
       Net investment income ....................................      1,782,898      2,567,068       3,293,587       4,046,192
                                                                    ------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Sale of Underlying Funds .....................................        (22,136)      (439,785)     (1,061,191)     (1,442,186)
   Capital gain distributions from Underlying Funds .............        492,445             --       1,321,788              --
                                                                    ------------------------------------------------------------
       Net realized gain (loss) .................................        470,309       (439,785)        260,597      (1,442,186)
 Net change in unrealized appreciation (depreciation) on
  Underlying Funds ..............................................     13,430,048      7,325,516      32,639,851      19,079,818
                                                                    ------------------------------------------------------------
Net realized and unrealized gain (loss) .........................     13,900,357      6,885,731      32,900,448      17,637,632
                                                                    ------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ................................................   $ 15,683,255    $ 9,452,799    $ 36,194,035    $ 21,683,824
                                                                    ============================================================


                         Annual Report | See notes to financial statements. | 55

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

STATEMENTS OF OPERATIONS (CONTINUED)
for the period August 1, 2004 to December 31, 2004
and the year ended July 31, 2004

                                                                            ---------------------------------
                                                                                  FRANKLIN TEMPLETON
                                                                                  GROWTH TARGET FUND
                                                                            ---------------------------------
                                                                             PERIOD ENDED       YEAR ENDED
                                                                             DECEMBER 31,        JULY 31,
                                                                                2004              2004
                                                                            ---------------------------------
Investment income:
 Dividends from Underlying Funds (Note 6) ...............................   $    2,874,913    $    3,555,492
                                                                            ---------------------------------
Expenses:
 Asset allocation fees (Note 3) .........................................          264,314           481,253
 Distribution fees (Note 3)
  Class A ...............................................................          191,424           350,293
  Class B ...............................................................           17,223            10,464
  Class C ...............................................................          276,829           541,938
  Class R ...............................................................           27,355            45,734
 Transfer agent fees (Note 3) ...........................................          311,470           584,558
 Reports to shareholders ................................................           21,012            23,503
 Registration and filing fees ...........................................           56,743            80,645
 Professional fees ......................................................           11,763            12,741
 Trustees' fees and expenses ............................................              217               872
 Other ..................................................................            6,632             8,082
                                                                            ---------------------------------
      Total expenses ....................................................        1,184,982         2,140,083
                                                                            ---------------------------------
       Net investment income ............................................        1,689,931         1,415,409
                                                                            ---------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Sale of Underlying Funds ..............................................         (850,054)       (1,964,242)
  Capital gain distributions from Underlying Funds ......................        1,410,866                --
                                                                            ---------------------------------
       Net realized gain (loss) .........................................          560,812        (1,964,242)
 Net change in unrealized appreciation (depreciation) on Underlying Funds       28,632,877        21,256,711
                                                                            ---------------------------------
Net realized and unrealized gain (loss) .................................       29,193,689        19,292,469
                                                                            ---------------------------------
Net increase (decrease) in net assets resulting from operations .........   $   30,883,620    $   20,707,878
                                                                            =================================


56 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

STATEMENTS OF CHANGES IN NET ASSETS
for the period August 1, 2004 to December 31, 2004
and the years ended July 31, 2004 and 2003

                                                                       -----------------------------------------------------
                                                                           FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
                                                                       -----------------------------------------------------
                                                                         PERIOD ENDED        YEAR ENDED        YEAR ENDED
                                                                       DECEMBER 31, 2004   JULY 31, 2004     JULY 31, 2003
                                                                       -----------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................. $      1,782,898    $    2,567,068    $    1,458,667
  Net realized gain (loss) from Underlying Funds .....................          470,309          (439,785)       (1,300,265)
  Net change in unrealized appreciation (depreciation) on
    Underlying Funds .................................................       13,430,048         7,325,516         7,109,450
                                                                       -----------------------------------------------------
      Net increase (decrease) in net assets resulting from operations        15,683,255         9,452,799         7,267,852
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................       (1,550,016)       (1,667,835)         (978,809)
   Class B ...........................................................          (39,691)          (10,065)               --
   Class C ...........................................................         (440,506)         (509,400)         (386,024)
   Class R ...........................................................         (106,212)         (118,453)          (44,895)
                                                                       -----------------------------------------------------
 Total distributions to shareholders .................................       (2,136,425)       (2,305,753)       (1,409,728)
 Capital share transactions: (Note 2)
   Class A ...........................................................       13,395,041        47,993,126        24,604,134
   Class B ...........................................................        1,344,039         3,619,563                --
   Class C ...........................................................        3,087,341        18,319,247         8,108,921
   Class R ...........................................................        3,173,988         2,280,595         4,929,632
                                                                       -----------------------------------------------------
 Total capital share transactions ....................................       21,000,409        72,212,531        37,642,687
 Redemption fees .....................................................              681               328                --
                                                                       -----------------------------------------------------
      Net increase (decrease) in net assets ..........................       34,547,920        79,359,905        43,500,811
Net assets:
 Beginning of period .................................................      181,830,942       102,471,037        58,970,226
                                                                       -----------------------------------------------------
 End of period ....................................................... $    216,378,862    $  181,830,942    $  102,471,037
                                                                       =====================================================
Undistributed net investment income included in net assets:
 End of period ....................................................... $        200,844    $      554,371    $      293,056
                                                                       =====================================================


                         Annual Report | See notes to financial statements. | 57

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the period August 1, 2004 to December 31, 2004 and the years ended July 31, 2004 and 2003

                                                                         ---------------------------------------------------
                                                                              FRANKLIN TEMPLETON MODERATE TARGET FUND
                                                                         ---------------------------------------------------
                                                                           PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                                         DECEMBER 31, 2004   JULY 31, 2004    JULY 31, 2003
                                                                         ---------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................   $      3,293,587    $   4,046,192    $   2,429,865
  Net realized gain (loss) from Underlying Funds .....................            260,597       (1,442,186)      (2,564,790)
  Net change in unrealized appreciation (depreciation) on
    Underlying Funds .................................................         32,639,851       19,079,818       16,155,604
                                                                         ---------------------------------------------------
      Net increase (decrease) in net assets resulting from operations          36,194,035       21,683,824       16,020,679
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................         (2,681,591)      (2,669,838)      (1,809,008)
   Class B ...........................................................            (51,972)         (12,044)              --
   Class C ...........................................................           (629,244)        (693,557)        (527,698)
   Class R ...........................................................           (180,867)        (211,924)         (44,308)
                                                                         ---------------------------------------------------
 Total distributions to shareholders .................................         (3,543,674)      (3,587,363)      (2,381,014)
 Capital share transactions: (Note 2)
   Class A ...........................................................         39,940,397       86,090,887       27,750,259
   Class B ...........................................................          2,668,075        5,505,348               --
   Class C ...........................................................          6,462,665       29,167,225       12,516,620
   Class R ...........................................................          6,302,177        5,030,879       10,075,694
                                                                         ---------------------------------------------------
 Total capital share transactions ....................................         55,373,314      125,794,339       50,342,573
 Redemption fees .....................................................               (575)           1,269               --
                                                                         ---------------------------------------------------
      Net increase (decrease) in net assets ..........................         88,023,100      143,892,069       63,982,238
Net assets:
 Beginning of period .................................................        332,838,946      188,946,877      124,964,639
                                                                         ---------------------------------------------------
 End of period .......................................................   $    420,862,046    $ 332,838,946    $ 188,946,877
                                                                         ===================================================
Undistributed net investment income included in net assets:
 End of period .......................................................   $        644,931    $     895,018    $     436,189
                                                                         ===================================================


58 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the period August 1, 2004 to December 31, 2004 and the years ended July 31, 2004 and 2003

                                                                         ---------------------------------------------------
                                                                                FRANKLIN TEMPLETON GROWTH TARGET FUND
                                                                         ---------------------------------------------------
                                                                           PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                                         DECEMBER 31, 2004   JULY 31, 2004    JULY 31, 2003
                                                                         ---------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................    $      1,689,931    $   1,415,409    $     689,632
  Net realized gain (loss) from Underlying Funds ....................             560,812       (1,964,242)      (6,860,671)
  Net change in unrealized appreciation (depreciation) on
    Underlying Funds ................................................          28,632,877       21,256,711       20,265,992
                                                                         ---------------------------------------------------
      Net increase (decrease) in net assets resulting from operations          30,883,620       20,707,878       14,094,953
 Distributions to shareholders from:
  Net investment income:
   Class A ..........................................................          (1,278,278)      (1,106,714)        (779,346)
   Class B ..........................................................             (16,646)          (1,198)              --
   Class C ..........................................................                  --         (126,060)         (93,410)
   Class R ..........................................................             (69,188)         (60,542)         (23,036)
                                                                         ---------------------------------------------------
 Total distributions to shareholders ................................          (1,364,112)      (1,294,514)        (895,792)
 Capital share transactions: (Note 2)
   Class A ..........................................................          16,953,905       52,682,701       20,819,694
   Class B ..........................................................           1,698,909        3,245,275               --
   Class C ..........................................................           5,140,322       15,051,453        5,923,783
   Class R ..........................................................           2,040,115        5,349,553        4,826,890
                                                                         ---------------------------------------------------
 Total capital share transactions ...................................          25,833,251       76,328,982       31,570,367
 Redemption fees ....................................................               1,872              245               --
                                                                         ---------------------------------------------------
      Net increase (decrease) in net assets .........................          55,354,631       95,742,591       44,769,528
Net assets:
 Beginning of period ................................................         241,570,772      145,828,181      101,058,653
                                                                         ---------------------------------------------------
 End of period ......................................................    $    296,925,403    $ 241,570,772    $ 145,828,181
                                                                         ===================================================
Undistributed net investment income included in net assets:
 End of period ......................................................    $        508,314    $     182,495    $      61,600
                                                                         ===================================================


                         Annual Report | See notes to financial statements. | 59

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Fund Allocator Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are non-diversified. The financial statements of the remaining funds in the series are presented separately. The Funds invest primarily in Franklin Templeton mutual funds (the Underlying Funds). The Funds seek the highest level of long-term total return that is consistent with an acceptable level of risk. While assets of each fund are invested in the same Underlying Funds, the investment manager will vary the Underlying Funds' allocation percentages based upon each fund's risk/return level.

On December 6, 2004, the Board of Trustees approved the change of the Trust's fiscal year from July 31 to December 31 effective December 31, 2004.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Net asset value per share is calculated as of the close of trading of the NYSE. Investments in the Underlying Funds are valued at their net asset value each trading day.

B. INCOME TAXES

No provision has been made for U.S. income taxes because each fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis. The Funds indirectly bear their proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Funds will vary.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


60 | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading daysor less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Funds offer four classes of shares: Class A, Class B, Class C and Class R. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                       ----------------------------------------------------------
                                           FRANKLIN TEMPLETON            FRANKLIN TEMPLETON
                                        CONSERVATIVE TARGET FUND        MODERATE TARGET FUND
                                       ----------------------------------------------------------
                                         SHARES         AMOUNT         SHARES          AMOUNT
                                       ----------------------------------------------------------
CLASS A SHARES:
Period ended December 31, 2004(a)
 Shares sold .......................    2,027,582    $ 24,434,038     4,533,204    $  54,611,108
 Shares issued in reinvestment
 of distributions ..................      117,959       1,440,364       212,098        2,620,960
 Shares redeemed ...................   (1,033,878)    (12,479,361)   (1,423,431)     (17,291,671)
                                       ----------------------------------------------------------
 Net increase (decrease) ...........    1,111,663    $ 13,395,041     3,321,871    $  39,940,397
                                       ==========================================================


                                                              Annual Report | 61

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       ----------------------------------------------------------
                                           FRANKLIN TEMPLETON            FRANKLIN TEMPLETON
                                        CONSERVATIVE TARGET FUND        MODERATE TARGET FUND
                                       ----------------------------------------------------------
                                         SHARES         AMOUNT         SHARES          AMOUNT
                                       ----------------------------------------------------------
Year ended July 31, 2004
 Shares sold .......................    6,863,344    $ 79,896,754     9,950,541    $ 115,869,233
 Shares issued in reinvestment
  of distributions .................      137,676       1,597,097       227,405        2,627,934
 Shares redeemed ...................   (2,868,018)    (33,500,725)   (2,780,146)     (32,406,280)
                                       ----------------------------------------------------------
 Net increase (decrease) ...........    4,133,002    $ 47,993,126     7,397,800    $  86,090,887
                                       ==========================================================
Year ended July 31, 2003
 Shares sold .......................    3,707,449    $ 38,341,265     4,821,511    $  47,982,378
 Shares issued in reinvestment
  of distributions .................       91,504         944,989       181,352        1,786,613
 Shares redeemed ...................   (1,412,210)    (14,682,120)   (2,227,119)     (22,018,732)
                                       ----------------------------------------------------------
 Net increase (decrease) ...........    2,386,743    $ 24,604,134     2,775,744    $  27,750,259
                                       ==========================================================
CLASS B SHARES:
Period ended December 31, 2004(a)
 Shares sold .......................      121,329    $  1,446,607       243,458    $   2,938,248
 Shares issued in reinvestment
  of distributions .................        2,782          33,942         3,908           48,430
 Shares redeemed ...................      (11,486)       (136,510)      (26,526)        (318,603)
                                       ----------------------------------------------------------
 Net increase (decrease) ...........      112,625    $  1,344,039       220,840    $   2,668,075
                                       ==========================================================
Period ended July 31, 2004(b)
 Shares sold .......................      323,398    $  3,814,890       482,307    $   5,693,134
 Shares issued in reinvestment
  of distributions .................          743           8,675         1,010           11,791
 Shares redeemed ...................      (17,396)       (204,002)      (17,022)        (199,577)
                                       ----------------------------------------------------------
 Net increase (decrease) ...........      306,745    $  3,619,563       466,295    $   5,505,348
                                       ==========================================================
CLASS C SHARES:
Period ended December 31, 2004(a)
 Shares sold .......................      778,596    $  9,316,342     1,071,798    $  12,778,656
 Shares issued in reinvestment
  of distributions .................       32,017         387,625        45,353          554,135
 Shares redeemed ...................     (556,977)     (6,616,626)     (577,194)      (6,870,126)
                                       ----------------------------------------------------------
 Net increase (decrease) ...........      253,636    $  3,087,341       539,957    $   6,462,665
                                       ==========================================================
Year ended July 31, 2004
 Shares sold .......................    2,430,106    $ 27,958,551     3,372,896    $  38,474,423
 Shares issued in reinvestment
  of distributions .................       38,116         437,984        52,852          602,416
 Shares redeemed ...................     (877,419)    (10,077,288)     (865,496)      (9,909,614)
                                       ----------------------------------------------------------
 Net increase (decrease) ...........    1,590,803    $ 18,319,247     2,560,252    $  29,167,225
                                       ==========================================================
Year ended July 31, 2003
 Shares sold .......................    1,593,387    $ 16,404,129     2,071,724    $  20,403,614
 Shares issued in reinvestment
  of distributions .................       32,636         331,999        45,364          438,554
 Shares redeemed ...................     (844,205)     (8,627,207)     (855,493)      (8,325,548)
                                       ----------------------------------------------------------
 Net increase (decrease) ...........      781,818    $  8,108,921     1,261,595    $  12,516,620
                                       ==========================================================


62 | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       ----------------------------------------------------------
                                           FRANKLIN TEMPLETON            FRANKLIN TEMPLETON
                                        CONSERVATIVE TARGET FUND        MODERATE TARGET FUND
                                       ----------------------------------------------------------
                                         SHARES         AMOUNT         SHARES          AMOUNT
                                       ----------------------------------------------------------
CLASS R SHARES:
Period ended December 31, 2004(a)
 Shares sold .......................      486,990    $  5,875,356       627,973    $   7,726,790
 Shares issued in reinvestment
  of distributions .................        8,719         106,164        14,603          180,370
 Shares redeemed ...................     (235,979)     (2,807,532)     (132,547)      (1,604,983)
                                       ----------------------------------------------------------
 Net increase (decrease) ...........      259,730    $  3,173,988       510,029    $   6,302,177
                                       ==========================================================
Year ended July 31, 2004
 Shares sold .......................      420,014    $  4,888,406       964,451    $  11,136,716
 Shares issued in reinvestment
  of distributions .................       10,225         118,404        18,368          211,763
 Shares redeemed ...................     (235,791)     (2,726,215)     (540,759)      (6,317,600)
                                       ----------------------------------------------------------
 Net increase (decrease) ...........      194,448    $  2,280,595       442,060    $   5,030,879
                                       ==========================================================
Year ended July 31, 2003
 Shares sold .......................      503,335    $  5,266,539     1,419,315    $  13,943,894
 Shares issued in reinvestment
  of distributions .................        4,288          44,690         4,406           44,126
 Shares redeemed ...................      (35,617)       (381,597)     (398,610)      (3,912,326)
                                       ----------------------------------------------------------
 Net increase (decrease) ...........      472,006    $  4,929,632     1,025,111    $  10,075,694
                                       ==========================================================

                                                 ----------------------------
                                                      FRANKLIN TEMPLETON
                                                      GROWTH TARGET FUND
                                                 ----------------------------
                                                    SHARES         AMOUNT
                                                 ----------------------------
CLASS A SHARES:
Period ended December 31, 2004(a)
 Shares sold ..................................    2,599,814    $ 32,084,766
 Shares issued in reinvestment of distributions       95,671       1,254,253
 Shares redeemed ..............................   (1,312,592)    (16,385,114)
                                                 ----------------------------
 Net increase (decrease) ......................    1,382,893    $ 16,953,905
                                                 ============================
Year ended July 31, 2004
 Shares sold ..................................    7,020,538    $ 82,539,246
 Shares issued in reinvestment of distributions       92,110       1,084,132
 Shares redeemed ..............................   (2,629,685)    (30,940,677)
                                                 ----------------------------
 Net increase (decrease) ......................    4,482,963    $ 52,682,701
                                                 ============================
Year ended July 31, 2003
 Shares sold ..................................    4,205,371    $ 40,151,450
 Shares issued in reinvestment of distributions       82,488         766,310
 Shares redeemed ..............................   (2,132,910)    (20,098,066)
                                                 ----------------------------
 Net increase (decrease) ......................    2,154,949    $ 20,819,694
                                                 ============================
CLASS B SHARES:
Period ended December 31, 2004(a)
 Shares sold ..................................      141,432    $  1,744,152
 Shares issued in reinvestment of distributions        1,225          15,958
 Shares redeemed ..............................       (4,935)        (61,201)
                                                 ----------------------------
 Net increase (decrease) ......................      137,722    $  1,698,909
                                                 ============================


                                                              Annual Report | 63

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 ----------------------------
                                                      FRANKLIN TEMPLETON
                                                      GROWTH TARGET FUND
                                                 ----------------------------
                                                    SHARES         AMOUNT
                                                 ----------------------------
Period ended July 31, 2004(b)
 Shares sold ..................................      278,659    $  3,342,742
 Shares issued in reinvestment of distributions           90           1,053
 Shares redeemed ..............................       (8,288)        (98,520)
                                                 ----------------------------
 Net increase (decrease) ......................      270,461    $  3,245,275
                                                 ============================
CLASS C SHARES:
Period ended December 31, 2004(a)
 Shares sold ..................................      801,367    $  9,868,454
 Shares redeemed ..............................     (384,726)     (4,728,132)
                                                 ----------------------------
 Net increase (decrease) ......................      416,641    $  5,140,322
                                                 ============================
Year ended July 31, 2004
 Shares sold ..................................    2,163,958    $ 25,163,209
 Shares issued in reinvestment of distributions        9,943         116,425
 Shares redeemed ..............................     (887,137)    (10,228,181)
                                                 ----------------------------
 Net increase (decrease) ......................    1,286,764    $ 15,051,453
                                                 ============================
Year ended July 31, 2003
 Shares sold ..................................    1,530,406    $ 14,414,068
 Shares issued in reinvestment of distributions        9,384          86,986
 Shares redeemed ..............................     (930,876)     (8,577,271)
                                                 ----------------------------
 Net increase (decrease) ......................      608,914    $  5,923,783
                                                 ============================
CLASS R SHARES:
Period ended December 31, 2004(a)
 Shares sold ..................................      222,338    $  2,749,203
 Shares issued in reinvestment of distributions        5,290          69,091
 Shares redeemed ..............................      (63,718)       (778,179)
                                                 ----------------------------
 Net increase (decrease) ......................      163,910    $  2,040,115
                                                 ============================
Year ended July 31, 2004
 Shares sold ..................................      630,637    $  7,339,817
 Shares issued in reinvestment of distributions        5,162          60,466
 Shares redeemed ..............................     (174,455)     (2,050,730)
                                                 ----------------------------
 Net increase (decrease) ......................      461,344    $  5,349,553
                                                 ============================
Year ended July 31, 2003
 Shares sold ..................................      648,267    $  6,010,864
 Shares issued in reinvestment of distributions        2,477          22,937
 Shares redeemed ..............................     (130,564)     (1,206,911)
                                                 ----------------------------
 Net increase (decrease) ......................      520,180    $  4,826,890
                                                 ============================

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period December 1, 2003 (effective date) to July 31, 2004.


64 | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

-------------------------------------------------------------------------------------
ENTITY                                                         AFFILIATION
-------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                              Investment manager
Franklin Templeton Services LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)   Transfer agent

A. ASSET ALLOCATION FEES

The Funds pay an asset allocation fee to Advisers of .25% per year of the average daily net assets of each fund for investment advisory services, consisting principally of determining the allocation of assets of the Funds among the designated Underlying Funds.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds reimburse Distributors up to .25%, 1.00%, 1.00%, and .50% per year of the average daily net assets of Class A, Class B, Class C and Class R, respectively, for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period ended December 31, 2004 and the year ended July 31, 2004:

                                             ----------------------------------
                                                     FRANKLIN TEMPLETON
                                                  CONSERVATIVE TARGET FUND
                                             ----------------------------------
                                               PERIOD ENDED       YEAR ENDED
                                             DECEMBER 31, 2004   JULY 31, 2004
                                             ----------------------------------
Sales charges received ...................      $    49,919       $   149,530
Contingent deferred sales charges retained      $    13,544       $    23,577

                                             ----------------------------------
                                                     FRANKLIN TEMPLETON
                                                    MODERATE TARGET FUND
                                             ----------------------------------
                                               PERIOD ENDED       YEAR ENDED
                                             DECEMBER 31, 2004   JULY 31, 2004
                                             ----------------------------------
Sales charges received .....................    $    84,133       $   227,786
Contingent deferred sales charges retained .    $    15,912       $    13,464


                                                              Annual Report | 65

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS (CONTINUED)

                                             ----------------------------------
                                                     FRANKLIN TEMPLETON
                                                     GROWTH TARGET FUND
                                             ----------------------------------
                                               PERIOD ENDED       YEAR ENDED
                                             DECEMBER 31, 2004   JULY 31, 2004
                                             ----------------------------------
Sales charges received .....................    $    40,330       $   130,040
Contingent deferred sales charges retained .    $     7,565       $    13,398

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations for the period ended December 31, 2004 and the year ended July 31, 2004 of which the following amounts were paid to Investor Services:

                                             ----------------------------------
                                                     FRANKLIN TEMPLETON
                                                  CONSERVATIVE TARGET FUND
                                             ----------------------------------
                                               PERIOD ENDED       YEAR ENDED
                                             DECEMBER 31, 2004   JULY 31, 2004
                                             ----------------------------------
Transfer agent fees ........................    $   141,483       $   371,891

                                             ----------------------------------
                                                     FRANKLIN TEMPLETON
                                                    MODERATE TARGET FUND
                                             ----------------------------------
                                               PERIOD ENDED       YEAR ENDED
                                             DECEMBER 31, 2004   JULY 31, 2004
                                             ----------------------------------
Transfer agent fees ........................    $   291,039       $   586,928

                                             ----------------------------------
                                                     FRANKLIN TEMPLETON
                                                     GROWTH TARGET FUND
                                             ----------------------------------
                                               PERIOD ENDED       YEAR ENDED
                                             DECEMBER 31, 2004   JULY 31, 2004
                                             ----------------------------------
Transfer agent fees ........................    $   210,413       $   430,898

4. INCOME TAXES

At December 31, 2004, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                    --------------------------------------------
                                      FRANKLIN        FRANKLIN        FRANKLIN
                                      TEMPLETON      TEMPLETON       TEMPLETON
                                    CONSERVATIVE      MODERATE         GROWTH
                                     TARGET FUND    TARGET FUND     TARGET FUND
                                    --------------------------------------------
Capital loss carryovers
  expiring in:
   2009 .........................   $      26,278   $    979,398    $  1,668,758
   2010 .........................         483,682      1,014,315         697,564
   2011 .........................         696,707      1,453,541       5,127,482
   2012 .........................              --      1,130,904       1,400,350
                                    --------------------------------------------
                                    $   1,206,667   $  4,578,158    $  8,894,154
                                    ============================================


66 | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

4. INCOME TAXES (CONTINUED)

At December 31, 2004, the Franklin Templeton Moderate Target Fund had deferred capital losses of $50,685 occurring subsequent to October 31, 2004. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

The tax character of distributions paid during the period ended December 31, 2004 and the years ended July 31, 2004 and 2003, was as follows:


                                                   -------------------------------------------
                                                   FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
                                                   -------------------------------------------
                                                     PERIOD ENDED           YEAR ENDED
                                                     DECEMBER 31,             JULY 31,
                                                        2004(a)        2004            2003
                                                   -------------------------------------------
Distributions paid from - ordinary income ......      $ 2,136,425    $ 2,305,753   $ 1,409,728

                                                   -------------------------------------------
                                                    FRANKLIN TEMPLETON MODERATE TARGET FUND
                                                   -------------------------------------------
                                                     PERIOD ENDED           YEAR ENDED
                                                     DECEMBER 31,            JULY 31,
                                                        2004(a)        2004            2003
                                                   -------------------------------------------
Distributions paid from - ordinary income ......      $ 3,543,674    $ 3,587,363   $ 2,381,014

                                                   -------------------------------------------
                                                      FRANKLIN TEMPLETON GROWTH TARGET FUND
                                                   -------------------------------------------
                                                     PERIOD ENDED           YEAR ENDED
                                                     DECEMBER 31,            JULY 31,
                                                        2004(a)        2004            2003
                                                   -------------------------------------------
Distributions paid from - ordinary income ......      $ 1,364,112    $ 1,294,514   $   895,792

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                                ------------------------------------------------
                                                  FRANKLIN         FRANKLIN         FRANKLIN
                                                  TEMPLETON        TEMPLETON        TEMPLETON
                                                CONSERVATIVE       MODERATE          GROWTH
                                                 TARGET FUND      TARGET FUND      TARGET FUND
                                                ------------------------------------------------
Cost of investments .........................   $ 192,866,781    $ 369,924,458    $ 252,198,420
                                                ================================================
Unrealized appreciation .....................   $  23,327,235    $  51,780,007    $  45,716,770
Unrealized depreciation .....................        (571,153)        (732,970)        (220,485)
                                                ------------------------------------------------
Net unrealized appreciation (depreciation) ..   $  22,756,082    $  51,047,037    $  45,496,285
                                                ================================================
Distributable earnings -
 undistributed ordinary income ..............   $     200,844    $     644,931    $     508,314
                                                ================================================

(a)  For the period August 1, 2004 to December 31, 2004.


                                                              Annual Report | 67

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

5. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short-term securities) for the period ended December 31, 2004, were as follows:

                                 -----------------------------------------------
                                   FRANKLIN          FRANKLIN        FRANKLIN
                                   TEMPLETON        TEMPLETON        TEMPLETON
                                 CONSERVATIVE        MODERATE         GROWTH
                                  TARGET FUND      TARGET FUND      TARGET FUND
                                 -----------------------------------------------
Purchases ...................    $  18,713,393    $  56,062,228    $  34,184,874
Sales .......................    $   4,133,000    $   9,358,000    $  10,098,000

6. INVESTMENTS IN UNDERLYING FUNDS

The Funds invest primarily in the Underlying Funds which are managed by Advisers or an affiliate of Advisers. The Funds do not invest in the Underlying Funds for the purpose of exercising management or control. At December 31, 2004, the Funds held the following positions which exceed 5% of the Underlying Fund's shares outstanding:

---------------------------------------------------------------------
NAME OF ISSUER                                      % OF SHARES HELD
---------------------------------------------------------------------
FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
   Franklin Strategic Mortgage Portfolio                  7.34%
FRANKLIN TEMPLETON MODERATE TARGET FUND
   Franklin Natural Resources Fund, Advisor Class         5.58%
   Franklin Strategic Mortgage Portfolio                 12.08%
   Franklin Total Return Fund, Advisor Class              5.34%
FRANKLIN TEMPLETON GROWTH TARGET FUND
   Franklin Natural Resources Fund, Advisor Class         5.59%

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, asset allocation fees are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

7. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"),


68 | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

7. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS (CONTINUED)

as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.


                                                              Annual Report | 69

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.


70 | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 71

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Fund (separate portfolios of Franklin Templeton Fund Allocator Series, hereafter referred to as the "Funds") at December 31, 2004, the results of each of their operations for the period August 1, 2004 to December 31, 2004 and the year ended July 31, 2004, the changes in each of their net assets for the period August 1, 2004 to December 31, 2004 and each of the years in the period ended July 31, 2004, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in the Underlying Funds at December 31, 2004, by correspondence with the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


San Francisco, California
February 9, 2005


72 | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal period ended December 31, 2004.

             ---------------------------------------------
               FRANKLIN         FRANKLIN        FRANKLIN
              TEMPLETON        TEMPLETON        TEMPLETON
             CONSERVATIVE       MODERATE         GROWTH
             TARGET FUND      TARGET FUND      TARGET FUND
             ---------------------------------------------
               $630,856       $1,644,044       $1,720,984

In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal period ended December 31, 2004.

             ---------------------------------------------
               FRANKLIN         FRANKLIN        FRANKLIN
              TEMPLETON        TEMPLETON        TEMPLETON
             CONSERVATIVE       MODERATE         GROWTH
             TARGET FUND      TARGET FUND      TARGET FUND
             ---------------------------------------------
                  2.77%           4.58%            12.28%


                                                              Annual Report | 73

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION        TIME SERVED          BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (83)           Trustee         Since 1995           113                             None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)               Trustee         Since 1995           142                             Director, Bar-S Foods (meat
One Franklin Parkway                                                                                     packing company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)(until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)            Trustee         Since 1995           143                             None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant, 2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (52)               Trustee         Since 1998           98                              Director, Amerada Hess
One Franklin Parkway                                                                                     Corporation (exploration
San Mateo, CA 94403-1906                                                                                 and refining of oil and
                                                                                                         gas), H.J. Heinz Company
                                                                                                         (processed foods and
                                                                                                         allied products); RTI
                                                                                                         International Metals, Inc.
                                                                                                         (manufacture and
                                                                                                         distribution of titanium);
                                                                                                         Canadian National Railway
                                                                                                         (railroad) and White
                                                                                                         Mountains Insurance Group
                                                                                                         Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (75)              Trustee         Since 1995           115                             Director, The California
One Franklin Parkway                                                                                     Center for Land Recycling
San Mateo, CA 94403-1906                                                                                 (redevelopment).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


74 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION        TIME SERVED          BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)              Trustee         Since 1995           142                             Director, Martek
One Franklin Parkway                                                                                     Biosciences Corporation;
San Mateo, CA 94403-1906                                                                                 MedImmune, Inc.
                                                                                                         (biotechnology); and
                                                                                                         Overstock.com (Internet
                                                                                                         services); and FORMERLY,
                                                                                                         Director, MCI
                                                                                                         Communication Corporation
                                                                                                         (subsequently known as MCI
                                                                                                         WorldCom, Inc. and
                                                                                                         WorldCom, Inc.)
                                                                                                         (communications services)
                                                                                                         (1988-2002), White
                                                                                                         Mountains Insurance Group
                                                                                                         Ltd. (holding company)
                                                                                                         (1987-2004) and Spacehab,
                                                                                                         Inc. (aerospace services)
                                                                                                         (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION        TIME SERVED          BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (71)           Trustee and     Since 1995           142                             None
One Franklin Parkway                Chairman of
San Mateo, CA 94403-1906            the Board
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64)       Trustee,        Trustee since        125                             None
One Franklin Parkway                President and   1995, and
San Mateo, CA 94403-1906            Chief           President and
                                    Executive       Chief Executive
                                    Officer -       Officer -
                                    Investment      Investment
                                    Management      Management
                                                    since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 75

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION        TIME SERVED          BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (59)                Vice President  Since 1995           Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)                 Chief           Since July 2004      Not Applicable                  Not Applicable
One Franklin Parkway                Compliance
San Mateo, CA 94403-1906            Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.,
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (42)                Treasurer       Since July 2004      Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)             Vice President  Since 1995           Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President
and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director,
Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and
Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


76 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION        TIME SERVED          BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)               Senior Vice     Since 2002           Not Applicable                  Not Applicable
500 East Broward Blvd.              President and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Executive
                                    Officer -
                                    Finance and
                                    Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)                  Vice President  Since 2000        Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)               Vice President  Since 2000        Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 77

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION        TIME SERVED          BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)              Vice President  Since 2002           Not Applicable                  Not Applicable
600 Fifth Avenue                    - AML
Rockefeller Center                  Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc., and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)              Vice President  Since 2000           Not Applicable                  Not Applicable
One Franklin Parkway                and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)                Chief Financial Since May 2004       Not Applicable                  Not Applicable
500 East Broward Blvd.              Officer and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Accounting
                                    Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


78 | Annual Report

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 79

                      This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(5),(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(7)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(10)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(7) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8)  Portfolio of insured municipal securities.

(9) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(10) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


11/04                                              Not part of the annual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)              One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TEMPLETON
FUND ALLOCATOR SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FAS A2004 02/05


                                                               DECEMBER 31, 2004
--------------------------------------------------------------------------------

[PHOTO OMITTED]


                                                Franklin Templeton
                                                Corefolio Allocation Fund

                                                Franklin Templeton
                                                Founding Funds Allocation Fund

                                                Franklin Templeton
                                                Perspectives Allocation Fund



--------------------------------------------------------------------------------
             ANNUAL REPORT AND SHAREHOLDER LETTER | ASSET ALLOCATION
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                      FRANKLIN TEMPLETON               FASTER VIA EMAIL?
                     FUND ALLOCATOR SERIES             Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------





                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      FRANKLIN O TEMPLETON O MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Not part of the annual report

Contents


SHAREHOLDER LETTER.......................     1


ANNUAL REPORT

Economic and
Market Overview..........................     4

Franklin Templeton Corefolio
Allocation Fund .........................     6

Franklin Templeton Founding
Funds Allocation Fund ...................    15

Franklin Templeton Perspectives
Allocation Fund..........................    24

Financial Highlights and
Statements of Investments ...............    32

Financial Statements ....................    49

Notes to Financial
Statements ..............................    56

Report of Independent
Registered Public
Accounting Firm .........................    68

Tax Designation..........................    69

Board Members and
Officers.................................    70

Shareholder Information .................    75


--------------------------------------------------------------------------------

Annual Report

Economic and Market Overview



During the five months ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions, as gross domestic product (GDP) rose at an estimated annual rate of 3.6% in the latter half of 2004.1 However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. The labor market firmed and unemployment dropped from 5.5% to 5.4% during the period.2

The U.S. dollar weakened further during the five-month period and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import prices contributed to inflationary pressures. The core inflation rate rose to 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board raised the federal funds target rate four times between August and December, from 1.25% to 2.25%, the highest level in more than three years.

Despite experiencing some fluctuation, domestic equity markets were essentially flat from August through early November. After the elections concluded, the markets enjoyed a strong rally through period-end. The blue chip stocks of the Dow Jones Industrial Average gained 7.36% for the period under review, while the broader Standard & Poor's 500 Composite Index (S&P 500) rose 10.85% and the technology-heavy NASDAQ Composite Index increased 15.26%.3





1. Source: Bureau of Economic Analysis.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.





4 |  Annual Report

Outside the U.S., the global economic recovery continued in 2004, led by growth in China. The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country's consumer and business confidence reached their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. The U.S. dollar decline hurt Japanese and European exports to the U.S., as it made their goods more expensive in the world's biggest market.

For the five-month period ended December 31, 2004, the Morgan Stanley Capital International (MSCI) World Index's total return was 14.75% in U.S. dollars.4 Emerging markets, as measured by the MSCI Emerging Markets Index, had a total return of 29.23% in U.S. dollars.5 In local currencies, these indexes had notably lower total returns of 9.87% and 19.74% for the same period. During the period, most of the world's currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S.
developed and emerging market equities.




4. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

5. Source: Standard & Poor's Micropal. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.



THIS DISCUSSION REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2004. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.



                                                               Annual Report | 5

Franklin Templeton Corefolio
Allocation Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Corefolio Allocation Fund seeks capital appreciation through investments in an equally weighted combination of Franklin Growth Fund, Franklin Capital Growth Fund, Mutual Shares Fund and Templeton Growth Fund.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


This annual report for Franklin Templeton Corefolio Allocation Fund covers the five months ended December 31, 2004.


PERFORMANCE OVERVIEW

Franklin Templeton Corefolio Allocation Fund - Class A posted a +11.77% cumulative total return for the five months under review. The Fund's return was comparable to its hybrid benchmark, which comprised a weighted combination of the Standard & Poor's 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. For the reporting period, the benchmark returned 11.82%.1 You can find other performance data in the Performance Summary beginning on page 8.


INVESTMENT STRATEGY

The Fund invests its assets in an equally weighted combination of Franklin Growth Fund, Franklin Capital Growth Fund, Mutual Shares Fund and Templeton Growth Fund. These underlying funds, in turn, invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund's allocations to maintain the predetermined equal weightings of approximately 25% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.




1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is market capitalization weighted and measures total returns of equity securities in developed markets globally. The benchmark index's weightings are as follows: S&P 500 75% and MSCI World Index 25%. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 37.



6 |  Annual Report

PORTFOLIO REVIEW

The Fund's performance can be attributed largely to maintaining a static allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

During the reporting period, Franklin Growth Fund - Class A and Mutual Shares Fund - Class Z outperformed the S&P 500, which helped the Fund's performance. However, Franklin Capital Growth Fund - Advisor Class underperformed the S&P 500, which hindered the Fund's overall return relative to its hybrid benchmark. Templeton Growth Fund's Advisor Class return outperformed that of the MSCI World Index.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, a significant portion of the Fund's underlying funds was invested in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Franklin Templeton Corefolio Allocation Fund. We look forward to serving your future investment needs.



[PHOTO OF T. ANTHONY COFFEY]

/S/T. Anthony Coffey

T. Anthony Coffey, CFA
Vice President of Advisers
Franklin Templeton Corefolio Allocation Fund



PORTFOLIO BREAKDOWN
Franklin Templeton Corefolio Allocation Fund
Based on Total Net Assets as of 12/31/04

[BAR CHART OMITTED]

Primarily Domestic Equity                   74.3%
Primarily Foreign Equity                    25.2%
Short-Term Investments & Other Net Assets    0.5%



THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                               Annual Report | 7

Performance Summary as of 12/31/04

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          12/31/04          7/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.18            $12.20           $11.02
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.0691
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0474
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.1165
---------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE          12/31/04          7/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.17            $12.12           $10.95
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.0417
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0474
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.0891
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          12/31/04          7/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.17            $12.11           $10.94
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.0390
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0474
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.0864
---------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE          12/31/04          7/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.18            $12.18           $11.00
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.0624
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0474
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.1098
---------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE          12/31/04          7/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.19            $12.21           $11.02
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.0839
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0474
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.1313
---------------------------------------------------------------------------------------------------

Franklin Templeton Corefolio Allocation Fund paid distributions derived from long-term capital gains of 4.74 cents ($0.0474) per share in December 2004. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



8 |  Annual Report

PERFORMANCE 1


CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------------------
  CLASS A                                              5-MONTH 2          1-YEAR   INCEPTION (8/15/03)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 3                             +11.77%         +11.67%           +23.90%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 4                          +5.36%          +5.27%           +11.91%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 5                         $10,536         $10,527           $11,677
--------------------------------------------------------------------------------------------------------
  CLASS B                                              5-MONTH 2          1-YEAR   INCEPTION (8/15/03)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 3                             +11.50%         +10.89%           +22.68%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 4                          +7.50%          +6.89%           +13.23%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 5                         $10,750         $10,689           $11,868
--------------------------------------------------------------------------------------------------------
  CLASS C                                              5-MONTH 2          1-YEAR   INCEPTION (8/15/03)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 3                             +11.49%         +10.88%           +22.56%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 4                         +10.49%          +9.88%           +15.91%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 5                         $11,049         $10,988           $12,256
--------------------------------------------------------------------------------------------------------
  CLASS R                                              5-MONTH 2          1-YEAR   INCEPTION (8/15/03)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 3                             +11.73%         +11.42%           +23.63%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 4                         +10.73%         +10.42%           +15.96%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 5                         $11,073         $11,042           $12,263
--------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                        5-MONTH 2          1-YEAR   INCEPTION (8/15/03)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 3                             +12.09%         +11.98%           +24.32%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 4                         +12.09%         +11.98%           +17.12%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 5                         $11,209         $11,198           $12,432
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS A                    12/31/04
--------------------------------------
  1-Year                       +5.27%
--------------------------------------
  Since Inception (8/15/03)   +11.91%
--------------------------------------



CLASS A (8/15/03-12/31/04)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOTS POINTS:


The following graph compares the performance of Franklin Templeton CoreFolio Allocation Fund - Class A to that of the S&P 500 6 and MSCI World Index 6 based on a $10,000 investment from 8/15/03 to 12/31/04.

                   FT Corefolio
Date         Allocation Fund - Class A     S&P 500 Index        MSCI World Index
8/15/03                $9,425                 $10,000               $10,000
8/31/03                $9,491                 $10,100               $10,113
9/30/03                $9,369                  $9,994               $10,177
10/31/03               $9,783                 $10,559               $10,783
11/30/03               $9,962                 $10,651               $10,950
12/31/03              $10,457                 $11,210               $11,639
1/31/04               $10,600                 $11,415               $11,829
2/29/04               $10,770                 $11,574               $12,031
3/31/04               $10,637                 $11,399               $11,956
4/30/04               $10,533                 $11,221               $11,718
5/31/04               $10,618                 $11,374               $11,832
6/30/04               $10,884                 $11,595               $12,080
7/31/04               $10,448                 $11,212               $11,689
8/31/04               $10,429                 $11,257               $11,745
9/30/04               $10,600                 $11,379               $11,971
10/31/04              $10,770                 $11,552               $12,267
11/30/04              $11,292                 $12,020               $12,917
12/31/04              $11,677                 $12,428               $13,414




AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS B                    12/31/04
--------------------------------------
  1-Year                       +6.89%
--------------------------------------
  Since Inception (8/15/03)   +13.23%
--------------------------------------


CLASS B (8/15/03-12/31/04)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOTS POINTS:

The following graph compares the performance of Franklin Templeton CoreFolio Allocation Fund - Class B to that of the S&P 500 6 and MSCI World Index 6 based on a $10,000 investment from 8/15/03 to 12/31/04.

                    FT Corefolio
Date          Allocation Fund - Class B     S&P 500 Index       MSCI World Index
8/15/03                $10,000                 $10,000               $10,000
8/31/03                $10,070                 $10,100               $10,113
9/30/03                 $9,930                  $9,994               $10,177
10/31/03               $10,360                 $10,559               $10,783
11/30/03               $10,550                 $10,651               $10,950
12/31/03               $11,062                 $11,210               $11,639
1/31/04                $11,203                 $11,415               $11,829
2/29/04                $11,374                 $11,574               $12,031
3/31/04                $11,223                 $11,399               $11,956
4/30/04                $11,113                 $11,221               $11,718
5/31/04                $11,193                 $11,374               $11,832
6/30/04                $11,474                 $11,595               $12,080
7/31/04                $11,002                 $11,212               $11,689
8/31/04                $10,982                 $11,257               $11,745
9/30/04                $11,143                 $11,379               $11,971
10/31/04               $11,324                 $11,552               $12,267
11/30/04               $11,866                 $12,020               $12,917
12/31/04               $11,868                 $12,428               $13,414



10 |  Annual Report

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                    12/31/04
--------------------------------------
  1-Year                       +9.88%
--------------------------------------
  Since Inception (8/15/03)   +15.91%
--------------------------------------


CLASS C (8/15/03-12/31/04)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOTS POINTS:

The following graph compares the performance of Franklin Templeton CoreFolio Allocation Fund - Class C to that of the S&P 500 6 and MSCI World Index 6 based on a $10,000 investment from 8/15/03 to 12/31/04.

                  FT Corefolio
Date        Allocation Fund - Class C    S&P 500 Index         MSCI World Index
8/15/03              $10,000                $10,000                 $10,000
8/31/03              $10,070                $10,100                 $10,113
9/30/03               $9,930                 $9,994                 $10,177
10/31/03             $10,360                $10,559                 $10,783
11/30/03             $10,540                $10,651                 $10,950
12/31/03             $11,054                $11,210                 $11,639
1/31/04              $11,194                $11,415                 $11,829
2/29/04              $11,365                $11,574                 $12,031
3/31/04              $11,215                $11,399                 $11,956
4/30/04              $11,104                $11,221                 $11,718
5/31/04              $11,194                $11,374                 $11,832
6/30/04              $11,466                $11,595                 $12,080
7/31/04              $10,993                $11,212                 $11,689
8/31/04              $10,973                $11,257                 $11,745
9/30/04              $11,144                $11,379                 $11,971
10/31/04             $11,315                $11,552                 $12,267
11/30/04             $11,858                $12,020                 $12,917
12/31/04             $12,256                $12,428                 $13,414


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS R                    12/31/04
--------------------------------------
  1-Year                      +10.42%
--------------------------------------
  Since Inception (8/15/03)   +15.96%
--------------------------------------


CLASS R (8/15/03-12/31/04)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOTS POINTS:

The following graph compares the performance of Franklin Templeton CoreFolio Allocation Fund - Class R to that of the S&P 500 6 and MSCI World Index 6 based on a $10,000 investment from 8/15/03 to 12/31/04.

                  FT Corefolio
Date        Allocation Fund - Class R     S&P 500 Index        MSCI World Index
8/15/03              $10,000                 $10,000                $10,000
8/31/03              $10,070                 $10,100                $10,113
9/30/03               $9,940                  $9,994                $10,177
10/31/03             $10,380                 $10,559                $10,783
11/30/03             $10,570                 $10,651                $10,950
12/31/03             $11,096                 $11,210                $11,639
1/31/04              $11,236                 $11,415                $11,829
2/29/04              $11,417                 $11,574                $12,031
3/31/04              $11,267                 $11,399                $11,956
4/30/04              $11,156                 $11,221                $11,718
5/31/04              $11,246                 $11,374                $11,832
6/30/04              $11,528                 $11,595                $12,080
7/31/04              $11,065                 $11,212                $11,689
8/31/04              $11,045                 $11,257                $11,745
9/30/04              $11,216                 $11,379                $11,971
10/31/04             $11,397                 $11,552                $12,267
11/30/04             $11,951                 $12,020                $12,917
12/31/04             $12,263                 $12,428                $13,414


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  ADVISOR CLASS              12/31/04
--------------------------------------
  1-Year                      +11.98%
--------------------------------------
  Since Inception (8/15/03)   +17.12%
--------------------------------------


ADVISOR CLASS (8/15/03-12/31/04)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOTS POINTS:

The following graph compares the performance of Franklin Templeton CoreFolio Allocation Fund - Advisor Class to that of the S&P 500 6 and MSCI World Index 6 based on a $10,000 investment from 8/15/03 to 12/31/04.

            FT Corefolio Allocation
Date         Fund - Advisor Class       S&P 500 Index          MSCI World Index
8/15/03             $10,000                $10,000                  $10,000
8/31/03             $10,070                $10,100                  $10,113
9/30/03              $9,940                 $9,994                  $10,177
10/31/03            $10,380                $10,559                  $10,783
11/30/03            $10,580                $10,651                  $10,950
12/31/03            $11,102                $11,210                  $11,639
1/31/04             $11,253                $11,415                  $11,829
2/29/04             $11,434                $11,574                  $12,031
3/31/04             $11,293                $11,399                  $11,956
4/30/04             $11,193                $11,221                  $11,718
5/31/04             $11,273                $11,374                  $11,832
6/30/04             $11,565                $11,595                  $12,080
7/31/04             $11,092                $11,212                  $11,689
8/31/04             $11,082                $11,257                  $11,745
9/30/04             $11,263                $11,379                  $11,971
10/31/04            $11,444                $11,552                  $12,267
11/30/04            $12,008                $12,020                  $12,917
12/31/04            $12,432                $12,428                  $13,414


ENDNOTES


BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THESE SAME RISKS. STOCKS HISTORICALLY HAVE OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. FOREIGN INVESTING HAS ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY AND POLITICAL AND SOCIAL INSTABILITY. INVESTING IN SPECIALIZED INDUSTRY SECTORS, SUCH AS THE TECHNOLOGY SECTOR, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS, INVOLVES SPECIAL CONSIDERATIONS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.



1. Past expense reductions by the Fund's administrator increased the Fund's total returns. If the administrator had not taken this action, the Fund's total returns would have been lower.

2. Five-month return has not been annualized. The figures shown are for the period since the end of the Fund's previous fiscal year on 7/31/04 through the current fiscal year-end on 12/31/04.

3. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

4. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.




12 |  Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the period indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.







                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------
                                                                               EXPENSES PAID DURING
                                                                                      PERIOD*
                                         BEGINNING ACCOUNT                            ACTUAL
                                              VALUE          ENDING ACCOUNT      7/31/04-12/31/04
                                          ACTUAL 7/31/04         VALUE             HYPOTHETICAL
  CLASS A                              HYPOTHETICAL 6/30/04     12/31/04         6/30/04-12/31/04
----------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,117.70               $3.02
----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,021.93               $3.31
----------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,115.00               $5.90
----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,018.65               $6.61
----------------------------------------------------------------------------------------------------
  CLASS C
----------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,114.90               $5.90
----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,018.65               $6.61
----------------------------------------------------------------------------------------------------
  CLASS R
----------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,117.30               $3.68
----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,021.17               $4.08
----------------------------------------------------------------------------------------------------
  ADVISOR CLASS
----------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,120.90               $1.47
----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,023.69               $1.53
----------------------------------------------------------------------------------------------------


*Hypothetical expenses are equal to the annualized expense ratio for each class (A: 0.65%; B: 1.30%; C: 1.30%; R: 0.80%; and Advisor: 0.30%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. For actual expenses, the expense ratios for each class are
A: 0.68%, B: 1.33%, C: 1.33%, R: 0.83%, and Advisor: 0.33%, and the multiplier is 153/365 to reflect the reporting period.




14 |  Annual Report

Franklin Templeton Founding Funds Allocation Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Founding Funds Allocation Fund's principal investment goal is capital appreciation, with a secondary goal of income. The Fund invests in an equally weighted combination of Franklin Income Fund, Mutual Shares Fund and Templeton Growth Fund.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------



This annual report for Franklin Templeton Founding Funds Allocation Fund covers the five months ended December 31, 2004.


PERFORMANCE OVERVIEW

Franklin Templeton Founding Funds Allocation Fund - Class A posted a +12.16% cumulative total return for the five months under review. The Fund's return was comparable to its hybrid benchmark, which comprised a weighted combination of the Standard & Poor's 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. For the reporting period, the benchmark returned 12.13%.1 You can find other performance data in the Performance Summary beginning on page 17.


INVESTMENT STRATEGY

The Fund invests its assets in an equally weighted combination of Franklin Income Fund, Mutual Shares Fund and Templeton Growth Fund. These underlying funds, in turn, invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund's allocations to maintain the predetermined equal weightings of approximately 33 1/3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is market capitalization weighted and measures total returns of equity securities in developed markets globally. The benchmark index's weightings are as follows: S&P 500 67% and MSCI World Index 33%. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 43.


                                                              Annual Report | 15

PORTFOLIO REVIEW

The Fund's performance can be attributed largely to maintaining a static allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

During the reporting period, Mutual Shares Fund - Class Z outperformed the S&P 500, which helped the Fund's performance. However, Franklin Income Fund - Advisor Class underperformed the S&P 500, which hindered the Fund's overall return relative to its hybrid benchmark. Templeton Growth Fund's Advisor Class return outperformed that of the MSCI World Index.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, a significant portion of the Fund's underlying funds was invested in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Franklin Templeton Founding Funds Allocation Fund. We look forward to serving your future investment needs.

[PHOTO OF T. ANTHONY COFFE]

/S/T. Anthony Coffe

T. Anthony Coffey, CFA
Vice President of Advisers
Franklin Templeton Founding Funds Allocation Fund



PORTFOLIO BREAKDOWN
Franklin Templeton Founding Funds
Allocation Fund
Based on Total Net Assets as of 12/31/04

Primarily Foreign Equity                       33.5%
Domestic Hybrid                                32.8%
Primarily Domestic Equity                      32.8%
Short-Term Investments & Other Net Assets       0.9%




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



16 |  Annual Report

Performance Summary as of 12/31/04

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          12/31/04          7/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.07            $12.28           $11.21
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.2328
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0587
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.2915
---------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE          12/31/04          7/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.07            $12.23           $11.16
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.1874
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0587
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.2461
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          12/31/04          7/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.07            $12.23           $11.16
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.1861
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0587
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.2448
---------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE          12/31/04          7/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.06            $12.28           $11.22
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.2279
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0587
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.2866
---------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE          12/31/04          7/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.07            $12.32           $11.25
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.2552
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0587
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.3139
---------------------------------------------------------------------------------------------------


Franklin Templeton Founding Funds Allocation Fund paid distributions derived from long-term capital gains of 5.87 cents ($0.0587) per share in December 2004. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



                                                              Annual Report | 17

PERFORMANCE 1


CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
  CLASS A                                              5-MONTH 2         1-YEAR   INCEPTION (8/15/03)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 3                             +12.16%         +13.58%           +26.74%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 4                          +5.75%          +7.01%           +13.77%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 5                         $10,575         $10,701           $11,945
------------------------------------------------------------------------------------------------------
  CLASS B                                              5-MONTH 2         1-YEAR   INCEPTION (8/15/03)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 3                             +11.90%         +13.01%           +25.76%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 4                          +7.90%          +9.01%           +15.36%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 5                         $10,790         $10,901           $12,176
------------------------------------------------------------------------------------------------------
  CLASS C                                              5-MONTH 2         1-YEAR   INCEPTION (8/15/03)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 3                             +11.79%         +12.91%           +25.65%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 4                         +10.79%         +11.91%           +18.02%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 5                         $11,079         $11,191           $12,565
------------------------------------------------------------------------------------------------------
  CLASS R                                              5-MONTH 2         1-YEAR   INCEPTION (8/15/03)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 3                             +12.02%         +13.43%           +26.68%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 4                         +11.02%         +12.43%           +18.04%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 5                         $11,102         $11,243           $12,568
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                        5-MONTH 2         1-YEAR   INCEPTION (8/15/03)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 3                             +12.32%         +14.04%           +27.44%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 4                         +12.32%         +14.04%           +19.24%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 5                         $11,232         $11,404           $12,744
------------------------------------------------------------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




18 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS A                    12/31/04
--------------------------------------
  1-Year                       +7.01%
--------------------------------------
  Since Inception (8/15/03)   +13.77%
--------------------------------------


CLASS A (8/15/03-12/31/04)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOTS POINTS:

The following graph compares the performance of Franklin Templeton Founding Funds Allocation Fund - Class A to that of the S&P 500 6 and MSCI World Index 6 based on a $10,000 investment from 8/15/03 to 12/31/04.

                FT Founding Funds
Date        Allocation Fund - Class A      S&P 500 Index        MSCI World Index
8/15/03               $9,425                  $10,000                $10,000
8/31/03               $9,463                  $10,100                $10,113
9/30/03               $9,519                   $9,994                $10,177
10/31/03              $9,811                  $10,559                $10,783
11/30/03             $10,019                  $10,651                $10,950
12/31/03             $10,517                  $11,210                $11,639
1/31/04              $10,650                  $11,415                $11,829
2/29/04              $10,850                  $11,574                $12,031
3/31/04              $10,774                  $11,399                $11,956
4/30/04              $10,631                  $11,221                $11,718
5/31/04              $10,641                  $11,374                $11,832
6/30/04              $10,802                  $11,595                $12,080
7/31/04              $10,650                  $11,212                $11,689
8/31/04              $10,783                  $11,257                $11,745
9/30/04              $10,954                  $11,379                $11,971
10/31/04             $11,135                  $11,552                $12,267
11/30/04             $11,610                  $12,020                $12,917
12/31/04             $11,945                  $12,428                $13,414


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS B                    12/31/04
--------------------------------------
  1-Year                       +9.01%
--------------------------------------
  Since Inception (8/15/03)   +15.36%
--------------------------------------


CLASS B (8/15/03-12/31/04)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOTS POINTS:

The following graph compares the performance of Franklin Templeton Founding Funds Allocation Fund - Class B to that of the S&P 500 6 and MSCI World Index 6 based on a $10,000 investment from 8/15/03 to 12/31/04.

                FT Founding Funds
Date        Allocation Fund - Class B      S&P 500 Index        MSCI World Index
8/15/03              $10,000                  $10,000                $10,000
8/31/03              $10,040                  $10,100                $10,113
9/30/03              $10,090                   $9,994                $10,177
10/31/03             $10,400                  $10,559                $10,783
11/30/03             $10,610                  $10,651                $10,950
12/31/03             $11,128                  $11,210                $11,639
1/31/04              $11,279                  $11,415                $11,829
2/29/04              $11,470                  $11,574                $12,031
3/31/04              $11,390                  $11,399                $11,956
4/30/04              $11,229                  $11,221                $11,718
5/31/04              $11,229                  $11,374                $11,832
6/30/04              $11,400                  $11,595                $12,080
7/31/04              $11,239                  $11,212                $11,689
8/31/04              $11,360                  $11,257                $11,745
9/30/04              $11,541                  $11,379                $11,971
10/31/04             $11,722                  $11,552                $12,267
11/30/04             $12,216                  $12,020                $12,917
12/31/04             $12,176                  $12,428                $13,414



                                                              Annual Report | 19

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                    12/31/04
--------------------------------------
  1-Year                      +11.91%
--------------------------------------
  Since Inception (8/15/03)   +18.02%
--------------------------------------


CLASS C (8/15/03-12/31/04)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOTS POINTS:

The following graph compares the performance of Franklin Templeton Founding Funds Allocation Fund - Class C to that of the S&P 500 6 and MSCI World Index 6 based on a $10,000 investment from 8/15/03 to 12/31/04.

               FT Founding Funds
Date       Allocation Fund - Class C    S&P 500 Index          MSCI World Index
8/15/03             $10,000                $10,000                  $10,000
8/31/03             $10,040                $10,100                  $10,113
9/30/03             $10,090                 $9,994                  $10,177
10/31/03            $10,390                $10,559                  $10,783
11/30/03            $10,610                $10,651                  $10,950
12/31/03            $11,129                $11,210                  $11,639
1/31/04             $11,270                $11,415                  $11,829
2/29/04             $11,471                $11,574                  $12,031
3/31/04             $11,391                $11,399                  $11,956
4/30/04             $11,229                $11,221                  $11,718
5/31/04             $11,229                $11,374                  $11,832
6/30/04             $11,401                $11,595                  $12,080
7/31/04             $11,240                $11,212                  $11,689
8/31/04             $11,360                $11,257                  $11,745
9/30/04             $11,542                $11,379                  $11,971
10/31/04            $11,723                $11,552                  $12,267
11/30/04            $12,216                $12,020                  $12,917
12/31/04            $12,565                $12,428                  $13,414


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS R                    12/31/04
--------------------------------------
  1-Year                      +12.43%
--------------------------------------
  Since Inception (8/15/03)   +18.04%
--------------------------------------


CLASS R (8/15/03-12/31/04)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOTS POINTS:

The following graph compares the performance of Franklin Templeton Founding Funds Allocation Fund - Class R to that of the S&P 500 6 and MSCI World Index 6 based on a $10,000 investment from 8/15/03 to 12/31/04.

             FT Founding Funds
Date     Allocation Fund - Class R       S&P 500 Index          MSCI World Index
8/15/03           $10,000                   $10,000                  $10,000
8/31/03           $10,040                   $10,100                  $10,113
9/30/03           $10,100                    $9,994                  $10,177
10/31/03          $10,410                   $10,559                  $10,783
11/30/03          $10,630                   $10,651                  $10,950
12/31/03          $11,168                   $11,210                  $11,639
1/31/04           $11,319                   $11,415                  $11,829
2/29/04           $11,521                   $11,574                  $12,031
3/31/04           $11,440                   $11,399                  $11,956
4/30/04           $11,279                   $11,221                  $11,718
5/31/04           $11,289                   $11,374                  $11,832
6/30/04           $11,471                   $11,595                  $12,080
7/31/04           $11,309                   $11,212                  $11,689
8/31/04           $11,440                   $11,257                  $11,745
9/30/04           $11,622                   $11,379                  $11,971
10/31/04          $11,803                   $11,552                  $12,267
11/30/04          $12,307                   $12,020                  $12,917
12/31/04          $12,568                   $12,428                  $13,414



20 |  Annual Report

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  ADVISOR CLASS              12/31/04
--------------------------------------
  1-Year                      +14.04%
--------------------------------------
  Since Inception (8/15/03)   +19.24%
--------------------------------------


ADVISOR CLASS (8/15/03-12/31/04)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOTS POINTS:

The following graph compares the performance of Franklin Templeton Founding Funds Allocation Fund - Advisor Class to that of the S&P 500 6 and MSCI World Index 6 based on a $10,000 investment from 8/15/03 to 12/31/04.

         FT Founding Funds Allocation
Date         Fund - Advisor Class        S&P 500 Index          MSCI World Index
8/15/03             $10,000                 $10,000                  $10,000
8/31/03             $10,040                 $10,100                  $10,113
9/30/03             $10,100                  $9,994                  $10,177
10/31/03            $10,420                 $10,559                  $10,783
11/30/03            $10,640                 $10,651                  $10,950
12/31/03            $11,175                 $11,210                  $11,639
1/31/04             $11,326                 $11,415                  $11,829
2/29/04             $11,538                 $11,574                  $12,031
3/31/04             $11,457                 $11,399                  $11,956
4/30/04             $11,306                 $11,221                  $11,718
5/31/04             $11,326                 $11,374                  $11,832
6/30/04             $11,508                 $11,595                  $12,080
7/31/04             $11,346                 $11,212                  $11,689
8/31/04             $11,477                 $11,257                  $11,745
9/30/04             $11,669                 $11,379                  $11,971
10/31/04            $11,861                 $11,552                  $12,267
11/30/04            $12,375                 $12,020                  $12,917
12/31/04            $12,744                 $12,428                  $13,414




ENDNOTES


BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THESE SAME RISKS. STOCKS HISTORICALLY HAVE OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. BONDS ARE AFFECTED BY CHANGES IN INTEREST RATES AND THE CREDITWORTHINESS OF THEIR ISSUERS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS ENTAIL A GREATER DEGREE OF CREDIT RISK COMPARED TO INVESTMENT-GRADE SECURITIES. FOREIGN INVESTING HAS ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY AND POLITICAL AND SOCIAL INSTABILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Past expense reductions by the Fund's administrator increased the Fund's total returns. If the administrator had not taken this action, the Fund's total returns would have been lower.

2. Five-month return has not been annualized. The figures shown are for the period since the end of the Fund's previous fiscal year on 7/31/04 through the current fiscal year-end on 12/31/04.

3. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

4. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.



                                                              Annual Report | 21

Your Fund's Expenses

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the period indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.





22 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------
                                                                                EXPENSES PAID DURING
                                                                                       PERIOD*
                                          BEGINNING ACCOUNT                            ACTUAL
                                               VALUE          ENDING ACCOUNT      7/31/04-12/31/04
                                           ACTUAL 7/31/04         VALUE             HYPOTHETICAL
  CLASS A                               HYPOTHETICAL 6/30/04     12/31/04         6/30/04-12/31/04
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,121.60               $2.67
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,022.28               $2.96
-----------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,119.00               $5.55
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,019.00               $6.26
-----------------------------------------------------------------------------------------------------
  CLASS C
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,117.90               $5.55
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,019.00               $6.26
-----------------------------------------------------------------------------------------------------
  CLASS R
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,120.20               $3.33
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,021.53               $3.72
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,123.20               $1.11
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,024.00               $1.22
-----------------------------------------------------------------------------------------------------

*Hypothetical expenses are equal to the annualized expense ratio for each class (A: 0.58%; B: 1.23%; C: 1.23%; R: 0.73%; and Advisor: 0.24%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. For actual expenses, the expense ratios for each class are
A: 0.60%, B: 1.25%, C: 1.25%, R: 0.75%, and Advisor: 0.25%, and the multiplier is 153/365 to reflect the reporting period.



                                                              Annual Report | 23

Franklin Templeton Perspectives Allocation Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Perspectives Allocation Fund seeks capital appreciation through investments in an equally weighted combination of Franklin Flex Cap Growth Fund, Mutual Shares Fund and Templeton Growth Fund.


--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Franklin Templeton Perspectives Allocation Fund
Based on Total Net Assets as of 12/31/04

[PIE CHART]

Primarily Domestic Equity ......................  64.3%
Primarily Foreign Equity .......................  32.5%
Short-Term Investments &
Other Net Assets ...............................   3.2%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Templeton Perspectives Allocation Fund's inaugural annual report for the period since inception on August 2, 2004, through December 31, 2004.


PERFORMANCE OVERVIEW

Franklin Templeton Perspectives Allocation Fund - Class A posted a +12.93% cumulative total return for the period since inception on August 2, 2004, through December 31, 2004. The Fund outperformed its hybrid benchmark,




THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 48.




24 |  Annual Report
which comprised a weighted combination of the Standard & Poor's 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. For the reporting period, the benchmark returned 12.13%.1 You can find other performance data in the Performance Summary beginning on page 27.


INVESTMENT STRATEGY

The Fund invests its assets in an equally weighted combination of Franklin Flex Cap Growth Fund, Mutual Shares Fund and Templeton Growth Fund. These underlying funds, in turn, invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund's allocations to maintain the predetermined equal weightings of approximately 33 1/3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.


PORTFOLIO REVIEW

The Fund's performance can be attributed largely to maintaining a static allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

During the reporting period, the Fund's performance benefited from Franklin Flex Cap Growth Fund - Advisor Class and Mutual Shares Fund - Class Z shares' outperformance relative to the S&P 500. In addition, Templeton Growth Fund's Advisor Class return outperformed that of the MSCI World Index.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S.



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is market capitalization weighted and measures total returns of equity securities in developed markets globally. The benchmark index's weightings are as follows: S&P 500 67% and MSCI World Index 33%. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                              Annual Report | 25
currencies. At the end of the period, a significant portion of the Fund's underlying funds was invested in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Franklin Templeton Perspectives Allocation Fund. We look forward to serving your future investment needs.


[PHOTO OF T. ANTHONY COFFEY]

/S/T. Anthony Coffey


T. Anthony Coffey, CFA
Vice President of Advisers
Franklin Templeton Perspectives Allocation Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



26 |  Annual Report

Performance Summary as of 12/31/04

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          12/31/04           8/2/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.19            $11.19           $10.00
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/2/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.0736
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0283
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.1019
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          12/31/04           8/2/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.18            $11.18           $10.00
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/2/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.0572
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0283
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.0855
---------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE          12/31/04           8/2/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.18            $11.18           $10.00
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/2/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.0724
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0283
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.1007
---------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE          12/31/04           8/2/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.19            $11.19           $10.00
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/2/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                            $0.0822
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0283
---------------------------------------------------------------------------------------------------
         TOTAL                               $0.1105
---------------------------------------------------------------------------------------------------

Franklin Templeton Perspectives Allocation Fund paid distributions derived from long-term capital gains of 2.83 cents ($0.0283) per share in December 2004. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



                                                              Annual Report | 27

PERFORMANCE 1


CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
  CLASS A                                                    INCEPTION (8/2/04)
--------------------------------------------------------------------------------
  Cumulative Total Return 2                                         +12.93%
--------------------------------------------------------------------------------
  Aggregate Total Return 3                                           +6.43%
--------------------------------------------------------------------------------
  Value of $10,000 Investment 4                                     $10,643
--------------------------------------------------------------------------------
  CLASS C                                                    INCEPTION (8/2/04)
--------------------------------------------------------------------------------
  Cumulative Total Return 2                                         +12.66%
--------------------------------------------------------------------------------
  Aggregate Total Return 3                                          +11.66%
--------------------------------------------------------------------------------
  Value of $10,000 Investment 4                                     $11,166
--------------------------------------------------------------------------------
  CLASS R                                                    INCEPTION (8/2/04)
--------------------------------------------------------------------------------
  Cumulative Total Return 2                                         +12.81%
--------------------------------------------------------------------------------
  Aggregate Total Return 3                                          +11.81%
--------------------------------------------------------------------------------
  Value of $10,000 Investment 4                                     $11,181
--------------------------------------------------------------------------------
  ADVISOR CLASS                                              INCEPTION (8/2/04)
--------------------------------------------------------------------------------
  Cumulative Total Return 2                                         +13.01%
--------------------------------------------------------------------------------
  Aggregate Total Return 3                                          +13.01%
--------------------------------------------------------------------------------
  Value of $10,000 Investment 4                                     $11,301
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



28 |  Annual Report

ENDNOTES


BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THESE SAME RISKS. STOCKS HISTORICALLY HAVE OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. FOREIGN INVESTING HAS ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY AND POLITICAL AND SOCIAL INSTABILITY. INVESTING IN SPECIALIZED INDUSTRY SECTORS, SUCH AS THE TECHNOLOGY SECTOR, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS, INVOLVES SPECIAL CONSIDERATIONS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. The Fund's administrator has agreed in advance to limit its fees and assume as its own expense certain expenses otherwise payable by the Fund. If the administrator had not taken this action, the Fund's total return would have been lower. The agreement will be in place until 7/31/05; the administrator may end this arrangement at any time.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Aggregate total return represents the change in value of an investment since inception and includes any, applicable maximum sales charge. Because the Fund has existed for less than one year, average annual total returns are not provided.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable maximum sales charge.



                                                              Annual Report | 29

Your Fund's Expenses

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the period indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.





30 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 8/2/04      VALUE 12/31/04   PERIOD* 8/2/04-12/31/04
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,129.30               $1.73
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,023.24               $1.99
------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,126.60               $4.61
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,019.96               $5.30
------------------------------------------------------------------------------------------------------
  CLASS R
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,128.10               $2.39
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,022.48               $2.75
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,130.10               $0.18
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,025.00               $0.20
------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 0.39%; C: 1.04%; R: 0.54%; and Advisor: 0.04%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 152/365 to reflect the number of days since commencement of operations.


                                                              Annual Report | 31

Franklin Templeton Fund Allocator Series

FINANCIAL HIGHLIGHTS


FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

                                                                    ----------------------------------------
                                                                          PERIOD ENDED        PERIOD ENDED
CLASS A                                                               DECEMBER 31, 2004 E   JULY 31, 2004 F
                                                                    ----------------------------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................           $11.02            $10.00
                                                                    ----------------------------------------

Income from investment operations:

 Net investment income a,b ........................................              .09               .01

 Net realized and unrealized gains (losses) .......................             1.21              1.07g
                                                                    ----------------------------------------
Total from investment operations ..................................             1.30              1.08
                                                                    ----------------------------------------
Less distributions from:

 Net investment income ............................................             (.07)               --

 Net realized gains ...............................................             (.05)               --

 Tax return of capital ............................................               --              (.06)
                                                                    ----------------------------------------
Total distributions                                                             (.12)             (.06)
                                                                    ----------------------------------------
Redemption fees ...................................................               --h               --h
                                                                    ----------------------------------------
Net asset value, end of period ....................................           $12.20            $11.02
                                                                    ----------------------------------------

Total return c ....................................................           11.77%            10.85%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................................         $238,564          $157,792

Ratios to average net assets:

 Expensesd ........................................................             .68%i             .74%i

 Expenses net of waiver and payments by affiliate d ...............             .68%i             .47%i

 Net investment income b ..........................................            1.86%i             .14%i

Portfolio turnover rate ...........................................            1.02%              .62%




a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .80% for the period ended December 31, 2004.
e  For the period August 1, 2004 to December 31, 2004. See Note 1.
f For the period August 15, 2003 (commencement of operations) to July 31, 2004. g The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
h  Amount is less than $0.001 per share.
i  Annualized.





32 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

                                                                           --------------------------------------
                                                                               PERIOD ENDED       PERIOD ENDED
CLASS B                                                                     DECEMBER 31, 2004 E  JULY 31, 2004 F
                                                                           --------------------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................          $10.95             $10.00
                                                                           --------------------------------------

Income from investment operations:

 Net investment income (loss) a,b ......................................             .06               (.06)

 Net realized and unrealized gains (losses) ............................            1.20               1.06g
                                                                           --------------------------------------
Total from investment operations .......................................            1.26               1.00
                                                                           --------------------------------------
Less distributions from:

 Net investment income .................................................            (.04)                --

 Net realized gains ....................................................            (.05)                --

 Tax return of capital .................................................              --               (.05)
                                                                           --------------------------------------
Total distributions ....................................................            (.09)              (.05)
                                                                           --------------------------------------
Redemption fees ........................................................              --h                --h
                                                                           --------------------------------------
Net asset value, end of period .........................................          $12.12             $10.95
                                                                           --------------------------------------

Total return c .........................................................          11.50%             10.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................................         $66,562            $44,297

Ratios to average net assets:

 Expenses d ............................................................           1.33%i             1.39%i

 Expenses net of waiver and payments by affiliate d ....................           1.33%i             1.12%i

 Net investment income (loss) b ........................................           1.21%i            (.51)%i

Portfolio turnover rate ................................................           1.02%               .62%




a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .80% for the period ended December 31, 2004.
e  For the period August 1, 2004 to December 31, 2004. See Note 1.
f For the period August 15, 2003 (commencement of operations) to July 31, 2004. g The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
h  Amount is less than $0.001 per share.
i  Annualized.



                         Annual Report | See notes to financial statements. | 33

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

                                                                            ------------------------------------
                                                                               PERIOD ENDED       PERIOD ENDED
CLASS C                                                                     DECEMBER 31, 2004 E  JULY 31, 2004 F
                                                                            ------------------------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................           $10.94              $10.00
                                                                            ------------------------------------

Income from investment operations:

 Net investment income (loss) a,b .....................................              .06                (.05)

 Net realized and unrealized gains (losses) ...........................             1.20                1.04g
                                                                            ------------------------------------
Total from investment operations ......................................             1.26                 .99
                                                                            ------------------------------------
Less distributions from:

 Net investment income ................................................             (.04)                 --

 Net realized gains ...................................................             (.05)                 --

 Tax return of capital ................................................               --                (.05)
                                                                            ------------------------------------
Total distributions ...................................................             (.09)               (.05)
                                                                            ------------------------------------
Redemption fees .......................................................               --h                 --h
                                                                            ------------------------------------
Net asset value, end of period ........................................           $12.11              $10.94
                                                                            ------------------------------------

Total return c ........................................................           11.49%               9.93%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................................          $96,487             $73,272

Ratios to average net assets:

 Expenses d ...........................................................            1.33%i              1.39%i

 Expenses net of waiver and payments by affiliate d ...................            1.33%i              1.12%i

 Net investment income (loss) b .......................................            1.21%i             (.51)%i

Portfolio turnover rate ...............................................            1.02%                .62%



a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .80% for the period ended December 31, 2004.
e  For the period August 1, 2004 to December 31, 2004. See Note 1.
f For the period August 15, 2003 (commencement of operations) to July 31, 2004. g The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
h  Amount is less than $0.001 per share.
i  Annualized.





34 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

                                                                                        -------------------------------------
                                                                                           PERIOD ENDED        PERIOD ENDED
CLASS R                                                                                 DECEMBER 31, 2004 E   JULY 31, 2004 F
                                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ...............................................          $11.00              $10.00
                                                                                        -------------------------------------

Income from investment operations:

 Net investment income (loss) a,b ..................................................             .08                (.02)

 Net realized and unrealized gains (losses) ........................................            1.21                1.08g
                                                                                        -------------------------------------
Total from investment operations ...................................................            1.29                1.06
                                                                                        -------------------------------------
Less distributions from:

 Net investment income .............................................................            (.06)                 --

 Net realized gains ................................................................            (.05)                 --

 Tax return of capital .............................................................              --                (.06)
                                                                                        -------------------------------------
Total distributions ................................................................            (.11)               (.06)
                                                                                        -------------------------------------
Redemption fees ....................................................................              --h                 --h
                                                                                        -------------------------------------
Net asset value, end of period .....................................................          $12.18              $11.00
                                                                                        -------------------------------------
Total return c .....................................................................          11.73%              10.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................................................          $1,944              $1,408

Ratios to average net assets:

 Expenses d ........................................................................            .83%i               .89%i

 Expenses net of waiver and payments by affiliate d ................................            .83%i               .62%i

 Net investment income (loss) b ....................................................           1.71%i             (.01)%i

Portfolio turnover rate ............................................................           1.02%                .62%




a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .80% for the period ended December 31, 2004.
e  For the period August 1, 2004 to December 31, 2004. See Note 1.
f For the period August 15, 2003 (commencement of operations) to July 31, 2004. g The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
h  Amount is less than $0.001 per share.
i  Annualized.





                         Annual Report | See notes to financial statements. | 35

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

                                                                        -------------------------------------
                                                                           PERIOD ENDED       PERIOD ENDED
ADVISOR CLASS                                                           DECEMBER 31, 2004 E  JULY 31, 2004 F
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ................................         $11.02              $10.00
                                                                        -------------------------------------
Income from investment operations:

 Net investment income a,b ..........................................            .11                 .04

 Net realized and unrealized gains (losses) .........................           1.21                1.05g
                                                                        -------------------------------------
Total from investment operations ....................................           1.32                1.09
                                                                        -------------------------------------
Less distributions from:

 Net investment income ..............................................           (.08)                 --

 Net realized gains .................................................           (.05)                 --

 Tax return of capital ..............................................             --                (.07)
                                                                        -------------------------------------
Total distributions .................................................           (.13)               (.07)
                                                                        -------------------------------------
Redemption fees .....................................................             --h                 --h
                                                                        -------------------------------------
Net asset value, end of period ......................................         $12.21              $11.02
                                                                        -------------------------------------

Total return c ......................................................         12.09%              10.92%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................................         $2,097              $1,181

Ratios to average net assets:

 Expenses d .........................................................           .33%i               .39%i

 Expenses net of waiver and payments by affiliate d .................           .33%i               .12%i

 Net investment income b ............................................          2.21%i               .49%i

Portfolio turnover rate .............................................          1.02%                .62%




a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c  Total return is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .80% for the period ended December 31, 2004.
e  For the period August 1, 2004 to December 31, 2004. See Note 1.
f For the period August 15, 2003 (commencement of operations) to July 31, 2004. g The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
h  Amount is less than $0.001 per share.
i  Annualized.





36 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004


----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND                                                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------
    INVESTMENTS IN UNDERLYING FUNDS
    LONG TERM INVESTMENTS 99.5%
    DOMESTIC EQUITY 74.3%
a,b Franklin Capital Growth Fund, Advisor Class ...............................................    8,891,244  $  99,048,457
  a Franklin Custodian Funds - Franklin Growth Fund, Advisor Class ............................    2,984,569    100,848,600
  a Mutual Shares Fund, Class Z ...............................................................    4,410,305    101,657,533
                                                                                                              --------------
                                                                                                                301,554,590
                                                                                                              --------------

    FOREIGN EQUITY 25.2%
  a Templeton Growth Fund, Advisor Class ......................................................    4,467,227    102,254,831
                                                                                                              --------------

    TOTAL LONG TERM INVESTMENTS (COST $371,589,170) ...........................................                 403,809,421
                                                                                                              --------------

    SHORT TERM INVESTMENTS (COST $1,081,992) .3%
    MONEY FUND
  a Franklin Institutional Fiduciary Trust Money Market Portfolio .............................    1,081,992      1,081,992
                                                                                                              --------------

    TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $372,671,162) 99.8% ...........................                 404,891,413
    OTHER ASSETS, LESS LIABILITIES .2% ........................................................                     761,892
                                                                                                              --------------

    NET ASSETS 100.0% .........................................................................                $405,653,305
                                                                                                              --------------



a See Note 6 regarding investments in Underlying Funds.
b Non-income producing.



                         Annual Report | See notes to financial statements. | 37

Franklin Templeton Fund Allocator Series

FINANCIAL HIGHLIGHTS


FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND

                                                                       ------------------------------------
                                                                          PERIOD ENDED       PERIOD ENDED
CLASS A                                                                DECEMBER 31, 2004 E  JULY 31, 2004 F
                                                                       ------------------------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ...............................        $11.21             $10.00
                                                                       ------------------------------------

Income from investment operations:

 Net investment income a,b .........................................           .22                .23

 Net realized and unrealized gains (losses) ........................          1.14               1.07g
                                                                       ------------------------------------
Total from investment operations ...................................          1.36               1.30
                                                                       ------------------------------------
Less distributions from:

 Net investment income .............................................          (.23)              (.09)

 Net realized gains ................................................          (.06)                --
                                                                       ------------------------------------
Total distributions ................................................          (.29)              (.09)
                                                                       ------------------------------------
Redemption fees ....................................................            --h                --h
                                                                       ------------------------------------
Net asset value, end of period .....................................        $12.28             $11.21
                                                                       ------------------------------------

Total return c .....................................................        12.16%             13.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................................    $1,640,876           $882,175

Ratios to average net assets:

 Expenses d ........................................................          .60%i              .61%i

 Expenses net of waiver and payments by affiliate d ................          .60%i              .49%i

 Net investment income b ...........................................         4.48%i             2.16%i

Portfolio turnover rate ............................................          .37%               .71%





a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .75% for the period ending December 31, 2004.
e  For the period August 1, 2004 to December 31, 2004. See Note 1.
f For the period August 15, 2003 (commencement of operations) to July 31, 2004. g The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
h  Amount is less than $0.001 per share.
i  Annualized.





38 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND

                                                                            ------------------------------------
                                                                               PERIOD ENDED       PERIOD ENDED
CLASS B                                                                     DECEMBER 31, 2004 E  JULY 31, 2004 F
                                                                            ------------------------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ....................................        $11.16              $10.00
                                                                            ------------------------------------
Income from investment operations:

 Net investment income a,b ..............................................           .19                 .16

 Net realized and unrealized gains (losses) .............................          1.13                1.08g
                                                                            ------------------------------------
Total from investment operations ........................................          1.32                1.24
                                                                            ------------------------------------
Less distributions from:

 Net investment income ..................................................          (.19)               (.08)

 Net realized gains .....................................................          (.06)                 --
                                                                            ------------------------------------
Total distributions .....................................................          (.25)               (.08)
                                                                            ------------------------------------
Redemption fees .........................................................            --h                 --h
                                                                            ------------------------------------
Net asset value, end of period ..........................................        $12.23              $11.16
                                                                            ------------------------------------

Total return c ..........................................................        11.90%              12.39%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......................................      $612,553            $357,282

Ratios to average net assets:

 Expenses d .............................................................         1.25%i              1.26%i

 Expenses net of waiver and payments by affiliate d .....................         1.25%i              1.14%i

 Net investment income b ................................................         3.83%i              1.51%i

Portfolio turnover rate .................................................          .37%                .71%




a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .75% for the period ending December 31, 2004.
e  For the period August 1, 2004 to December 31, 2004. See Note 1.
f For the period August 15, 2003 (commencement of operations) to July 31, 2004. g The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
h  Amount is less than $0.001 per share.
i  Annualized.





                         Annual Report | See notes to financial statements. | 39

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND

                                                                 ------------------------------------
                                                                    PERIOD ENDED       PERIOD ENDED
CLASS C                                                          DECEMBER 31, 2004 E  JULY 31, 2004 F
                                                                 ------------------------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................         $11.16            $10.00
                                                                 ------------------------------------

Income from investment operations:

 Net investment income a,b ....................................            .19               .17

 Net realized and unrealized gains (losses) ...................           1.13              1.07g
                                                                 ------------------------------------
Total from investment operations ..............................           1.32              1.24
                                                                 ------------------------------------
Less distributions from:

 Net investment income ........................................           (.19)             (.08)

 Net realized gains ...........................................           (.06)               --
                                                                 ------------------------------------
Total distributions ...........................................           (.25)             (.08)
                                                                 ------------------------------------
Redemption fees ...............................................             --h               --h
                                                                 ------------------------------------
Net asset value, end of period ................................         $12.23            $11.16
                                                                 ------------------------------------

Total return c ................................................         11.79%            12.40%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............................       $927,786          $535,778

Ratios to average net assets:

 Expenses d ...................................................          1.25%i            1.26%i

 Expenses net of waiver and payments by affiliate d ...........          1.25%i            1.14%i

 Net investment income b ......................................          3.83%i            1.51%i

Portfolio turnover rate .......................................           .37%              .71%





a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .75% for the period ending December 31, 2004.
e  For the period August 1, 2004 to December 31, 2004. See Note 1.
f For the period August 15, 2003 (commencement of operations) to July 31, 2004. g The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
h  Amount is less than $0.001 per share.
i  Annualized.





40 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND

                                                                                -------------------------------------
                                                                                    PERIOD ENDED       PERIOD ENDED
CLASS R                                                                         DECEMBER 31, 2004 E  JULY 31, 2004 F
                                                                                -------------------------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................           $11.22          $10.00
                                                                                -------------------------------------
Income from investment operations:

 Net investment income a,b ..................................................              .22             .20

 Net realized and unrealized gains (losses) .................................             1.13            1.11g
                                                                                -------------------------------------
Total from investment operations ............................................             1.35            1.31
                                                                                -------------------------------------
Less distributions from:

 Net investment income ......................................................             (.23)           (.09)

 Net realized gains .........................................................             (.06)             --
                                                                                -------------------------------------
Total distributions .........................................................             (.29)           (.09)
                                                                                -------------------------------------
Redemption fees .............................................................               --h             --h
                                                                                -------------------------------------
Net asset value, end of period ..............................................           $12.28          $11.22
                                                                                -------------------------------------

Total return c ..............................................................           12.02%          13.09%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................................          $12,101          $5,225

Ratios to average net assets:

 Expenses d .................................................................             .75%i           .76%i

 Expenses net of waiver and payments by affiliate d .........................             .75%i           .64%i

 Net investment income b ....................................................            4.33%i          2.01%i

Portfolio turnover rate .....................................................             .37%            .71%





a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .75% for the period ending December 31, 2004.
e  For the period August 1, 2004 to December 31, 2004. See Note 1.
f For the period August 15, 2003 (commencement of operations) to July 31, 2004. g The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
h  Amount is less than $0.001 per share.
i  Annualized.






                         Annual Report | See notes to financial statements. | 41

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND

                                                                           ---------------------------------------
                                                                              PERIOD ENDED           PERIOD ENDED
ADVISOR CLASS                                                              DECEMBER 31, 2004 E     JULY 31, 2004 F
                                                                           ---------------------------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................          $11.25              $10.00
                                                                           ---------------------------------------

Income from investment operations:

 Net investment income a,b .............................................             .24                 .25

 Net realized and unrealized gains (losses) ............................            1.14                1.09g
                                                                           ---------------------------------------
Total from investment operations .......................................            1.38                1.34
                                                                           ---------------------------------------
Less distributions from:

 Net investment income .................................................            (.25)               (.09)

 Net realized gains ....................................................            (.06)                 --
                                                                           ---------------------------------------
Total distributions ....................................................            (.31)               (.09)
                                                                           ---------------------------------------
Redemption fees ........................................................              --h                 --h
                                                                           ---------------------------------------
Net asset value, end of period .........................................          $12.32              $11.25
                                                                           ---------------------------------------

Total return c .........................................................          12.32%              13.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................................          $7,792              $4,991
Ratios to average net assets:

 Expenses d ............................................................            .25%i               .26%i

 Expenses net of waiver and payments by affiliate d ....................            .25%i               .14%i

 Net investment income b ...............................................           4.83%i              2.51%i

Portfolio turnover rate ................................................            .37%                .71%





a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c  Total return is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .75% for the period ending December 31, 2004.
e  For the period August 1, 2004 to December 31, 2004. See Note 1.
f For the period August 15, 2003 (commencement of operations) to July 31, 2004. g The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
h  Amount is less than $0.001 per share.
i  Annualized.





42 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004



----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND                                             SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
   INVESTMENTS IN UNDERLYING FUNDS
   LONG TERM INVESTMENTS 99.1%
   DOMESTIC EQUITY 32.8%
 a Mutual Shares Fund, Class Z ...........................................................      45,501,648   $1,048,812,978
                                                                                                             ---------------

   DOMESTIC HYBRID 32.8%
 a Franklin Custodian Funds - Franklin Income Fund Inc., Advisor Class ...................     418,683,995    1,050,896,827
                                                                                                             ---------------

   FOREIGN EQUITY 33.5%
 a Templeton Growth Fund, Advisor Class ..................................................      46,890,776    1,073,329,874
                                                                                                             ---------------

   TOTAL LONG TERM INVESTMENTS (COST $2,968,933,877) .....................................                    3,173,039,679
                                                                                                             ---------------

   SHORT TERM INVESTMENTS (COST $1,123,940)
   MONEY FUND
 a Franklin Institutional Fiduciary Trust Money Market Portfolio .........................       1,123,940        1,123,940
                                                                                                             ---------------

   TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $2,970,057,817) 99.1% .....................                    3,174,163,619
   OTHER ASSETS, LESS LIABILITIES .9% ....................................................                       26,944,431
                                                                                                             ---------------
   NET ASSETS 100.0% .....................................................................                   $3,201,108,050
                                                                                                             ---------------



a See Note 6 regarding investments in Underlying Funds.




                         Annual Report | See notes to financial statements. | 43

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

                                                                                  -------------------
                                                                                     PERIOD ENDED
CLASS A                                                                           DECEMBER 31, 2004 E
                                                                                  -------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................        $10.00
                                                                                  -------------------

Income from investment operations:

 Net investment income a,b .....................................................           .17

 Net realized and unrealized gains .............................................          1.12
                                                                                  -------------------
Total from investment operations ...............................................          1.29
                                                                                  -------------------
Less distributions from:

 Net investment income .........................................................          (.07)

 Net realized gains ............................................................          (.03)
                                                                                  -------------------
Total distributions ............................................................          (.10)
                                                                                  -------------------
Redemption fees ................................................................            --f
                                                                                  -------------------
Net asset value, end of period .................................................        $11.19
                                                                                  -------------------
Total return c .................................................................        12.93%

RATIOS/ SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............................................       $16,155

Ratios to average net assets:

 Expenses d ....................................................................         2.31%g

 Expenses net of waiver and payments by affiliate d ............................          .39%g

 Net investment income b .......................................................         3.78%g

Portfolio turnover rate ........................................................          .51%




a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .81% for the period ended December 31, 2004.
e  For the period August 2, 2004 (commencement of operations) to December 31,
   2004.
f  Amount is less than $0.001 per share.
g  Annualized.





44 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

                                                                                  -------------------
                                                                                      PERIOD ENDED
CLASS C                                                                           DECEMBER 31, 2004 E
                                                                                  -------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period
Net asset value, beginning of period ...........................................         $10.00
                                                                                  -------------------
Income from investment operations:

 Net investment income a,b .....................................................            .15

 Net realized and unrealized gains .............................................           1.12
                                                                                  -------------------
Total from investment operations ...............................................           1.27
                                                                                  -------------------
Less distributions from:

 Net investment income .........................................................           (.06)

 Net realized losses ...........................................................           (.03)
                                                                                  -------------------
Total distributions ............................................................           (.09)
                                                                                  -------------------
Redemption fees ................................................................             --f
                                                                                  -------------------
Net asset value, end of period .................................................         $11.18
                                                                                  -------------------

Total return c .................................................................         12.66%

RATIOS/ SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............................................         $4,558

Ratios to average net assets:

 Expenses d ....................................................................          2.96%g

 Expenses net of waiver and payments by affiliate d ............................          1.04%g

 Net investment income b .......................................................          3.13%g

Portfolio turnover rate ........................................................           .51%




a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .81% for the period ended December 31, 2004.
e  For the period August 2, 2004 (commencement of operations) to December 31,
   2004.
f  Amount is less than $0.001 per share.
g  Annualized.





                         Annual Report | See notes to financial statements. | 45

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

                                                                            -------------------
                                                                              PERIOD ENDED
CLASS R                                                                     DECEMBER 31, 2004 E
                                                                            -------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ....................................         $10.00
                                                                            -------------------

Income from investment operations:

 Net investment income a,b ..............................................            .15

 Net realized and unrealized gains ......................................           1.13
                                                                            -------------------
Total from investment operations ........................................           1.28
                                                                            -------------------
Less distributions from:

 Net investment income ..................................................           (.07)

 Net realized gains .....................................................           (.03)
                                                                            -------------------
Total distributions .....................................................           (.10)
                                                                            -------------------
Redemption fees .........................................................             --f
                                                                            -------------------
Net asset value, end of period ..........................................         $11.18
                                                                            -------------------

Total return c ..........................................................         12.81%

RATIOS/ SUPPLEMENTAL DATA

Net assets, end of period (000's) .......................................           $260

Ratios to average net assets:

 Expenses d .............................................................          2.46%g

 Expenses net of waiver and payments by affiliate d .....................           .54%g

 Net investment income b ................................................          3.63%g

Portfolio turnover rate .................................................           .51%




a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .81% for the period ended December 31, 2004.
e  For the period August 2, 2004 (commencement of operations) to December 31,
   2004.
f  Amount is less than $0.001 per share.
g  Annualized.





46 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

                                                                                      -------------------
                                                                                         PERIOD ENDED
ADVISOR CLASS                                                                         DECEMBER 31, 2004 E
                                                                                      -------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period .............................................          $10.00
                                                                                      -------------------

Income from investment operations:

 Net investment income a,b .......................................................             .14

 Net realized and unrealized gains ...............................................            1.16
                                                                                      -------------------
Total from investment operations .................................................            1.30
                                                                                      -------------------
Less distributions from:

 Net Investment income ...........................................................            (.08)

 Net realized gains ..............................................................            (.03)
                                                                                      -------------------
Total distributions ..............................................................            (.11)
                                                                                      -------------------
Redemption fees ..................................................................              --f
                                                                                      -------------------
Net asset value, end of period ...................................................          $11.19
                                                                                      -------------------

Total return c ...................................................................          13.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................................................            $196

Ratios to average net assets:

 Expenses d ......................................................................           1.96%g

 Expenses net of waiver and payments by affiliate d ..............................            .04%g

 Net investment income b .........................................................           4.13%g

Portfolio turnover rate ..........................................................            .51%




a  Based on average daily shares outstanding.
b Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
c  Total return is not annualized for periods less than one year.
d Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .81% for the period ended December 31, 2004.
e  For the period August 2, 2004 (commencement of operations) to December 31,
   2004.
f  Amount is less than $0.001 per share.
g  Annualized.


                         Annual Report | See notes to financial statements. | 47

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004



-----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND                                                 SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------
    INVESTMENTS IN UNDERLYING FUNDS
    LONG TERM INVESTMENTS 96.8%
    DOMESTIC EQUITY 64.3%
a,b Franklin Flex Cap Growth Fund, Advisor Class ...............................................    180,266     $  6,824,864
  a Mutual Shares Fund, Class Z ................................................................    294,589        6,790,272
                                                                                                                -------------
                                                                                                                  13,615,136
                                                                                                                -------------

    FOREIGN EQUITY 32.5%
  a Templeton Growth Fund Inc., Advisor Class ..................................................    300,689        6,882,761
                                                                                                                -------------

    TOTAL LONG TERM INVESTMENTS (COST $19,598,084) .............................................                  20,497,897
                                                                                                                -------------

    SHORT TERM INVESTMENTS (COST $412,348) 2.0%
    MONEY FUND
  a Franklin Institutional Fiduciary Trust Money Market Portfolio ..............................    412,348          412,348
                                                                                                                -------------

    TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $20,010,432) 98.8% .............................                  20,910,245
    OTHER ASSETS, LESS LIABILITIES 1.2% ........................................................                     259,289
                                                                                                                -------------

    NET ASSETS 100.0% ..........................................................................                $ 21,169,534
                                                                                                                -------------



a See Note 6 regarding investments in Underlying Funds.
b Non-income producing.


48 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004


                                                                       -----------------------------------------------------
                                                                          FRANKLIN          FRANKLIN            FRANKLIN
                                                                          TEMPLETON         TEMPLETON           TEMPLETON
                                                                          COREFOLIO      FOUNDING FUNDS       PERSPECTIVES
                                                                       ALLOCATION FUND   ALLOCATION FUND     ALLOCATION FUND
                                                                       -----------------------------------------------------
Assets:
 Investments in Underlying Funds (Note 6):
  Cost ............................................................      $372,671,162    $2,970,057,817       $20,010,432
                                                                       -----------------------------------------------------
  Value ...........................................................       404,891,413     3,174,163,619        20,910,245
 Cash .............................................................                --                --            12,028
 Receivables:
  Investment securities sold ......................................         2,018,000                --                --
  Capital shares sold .............................................         2,228,646        44,196,891           640,090
 Offering costs ...................................................                --                --            45,435
                                                                       -----------------------------------------------------
      Total assets ................................................       409,138,059     3,218,360,510        21,607,798
                                                                       -----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .................................         3,089,658        12,637,359           409,161
  Capital shares redeemed .........................................            71,520         2,359,085                --
  Affiliates ......................................................           299,778         2,223,603             8,768
 Other liabilities ................................................            23,798            32,413            20,335
                                                                       -----------------------------------------------------
      Total liabilities ...........................................         3,484,754        17,252,460           438,264
                                                                       -----------------------------------------------------
        Net assets, at value ......................................      $405,653,305    $3,201,108,050       $21,169,534
                                                                       -----------------------------------------------------
Net assets consist of:
 Undistributed net investment income ..............................      $    510,830    $      365,862          $  7,301
 Net unrealized appreciation (depreciation) .......................        32,220,251       204,105,802           899,813
 Accumulated net realized gain (loss) .............................         3,206,488        37,316,974           174,898
 Capital shares ...................................................       369,715,736     2,959,319,412        20,087,522
                                                                       -----------------------------------------------------
        Net assets, at value ......................................      $405,653,305    $3,201,108,050       $21,169,534
                                                                       -----------------------------------------------------




                         Annual Report | See notes to financial statements. | 49

Franklin Templeton Fund Allocator Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2004


                                                                       -----------------------------------------------------
                                                                          FRANKLIN          FRANKLIN          FRANKLIN
                                                                          TEMPLETON         TEMPLETON         TEMPLETON
                                                                          COREFOLIO      FOUNDING FUNDS     PERSPECTIVES
                                                                       ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
                                                                       -----------------------------------------------------
CLASS A:
 Net assets, at value ...............................................     $238,563,900    $1,640,875,521       $16,155,087
                                                                       -----------------------------------------------------
 Shares outstanding .................................................       19,550,126       133,587,878         1,443,378
                                                                       -----------------------------------------------------
 Net asset value per share a ........................................           $12.20            $12.28            $11.19
                                                                       -----------------------------------------------------
 Maximum offering price per share (net asset value per share / 94.25%)          $12.94            $13.03            $11.87
                                                                       -----------------------------------------------------
CLASS B:
 Net assets, at value ...............................................     $ 66,562,168    $  612,553,213
                                                                       ----------------------------------
 Shares outstanding .................................................        5,492,736        50,069,970
                                                                       ----------------------------------
 Net asset value and maximum offering price per sharea ..............           $12.12            $12.23
                                                                       ----------------------------------
CLASS C:
 Net assets, at value ...............................................     $ 96,486,869    $  927,785,937       $ 4,558,053
                                                                       -----------------------------------------------------
 Shares outstanding .................................................        7,964,929        75,850,264           407,859
                                                                       -----------------------------------------------------
 Net asset value and maximum offering price per share a .............           $12.11            $12.23            $11.18
                                                                       -----------------------------------------------------
CLASS R:
 Net assets, at value ...............................................     $  1,943,608    $   12,100,907       $   259,984
                                                                       -----------------------------------------------------
 Shares outstanding .................................................          159,593           985,409            23,249
                                                                       -----------------------------------------------------
 Net asset value and maximum offering price per share a .............           $12.18            $12.28            $11.18
                                                                       -----------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ...............................................     $  2,096,760    $    7,792,472       $   196,410
                                                                       -----------------------------------------------------
 Shares outstanding .................................................          171,659           632,624            17,545
                                                                       -----------------------------------------------------
 Net asset value and maximum offering price per share a .............           $12.21            $12.32            $11.19
                                                                       -----------------------------------------------------



a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.




50 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENTS OF OPERATIONS
for the period August 1, 2004 to December 31, 2004
and the period August 15, 2003 (commencement of operations) to July 31, 2004



                                                      ---------------------------------------------------------------------
                                                                   FRANKLIN                            FRANKLIN
                                                                   TEMPLETON                           TEMPLETON
                                                                   COREFOLIO                        FOUNDING FUNDS
                                                                ALLOCATION FUND                     ALLOCATION FUND
                                                      ---------------------------------------------------------------------
                                                      PERIOD ENDED        PERIOD ENDED      PERIOD ENDED      PERIOD ENDED
                                                      DECEMBER 31,          JULY 31,        DECEMBER 31,        JULY 31,
                                                          2004                2004              2004              2004
                                                      ---------------------------------------------------------------------
Investment income:
 Dividends from Underlying Funds (Note 6) .........    $ 3,577,264          $  683,029      $ 50,851,787       $19,078,789
                                                      ---------------------------------------------------------------------
Expenses:
 Administrative fees (Note 3) .....................        140,355             112,500           997,165           718,312
 Distribution fees (Note 3)
  Class A .........................................        283,680             213,337         1,759,412         1,186,797
  Class B .........................................        227,518             171,625         1,974,262         1,436,507
  Class C .........................................        350,907             337,298         2,920,838         2,345,447
  Class R .........................................          3,383               2,181            17,281             9,204
 Transfer agent fees (Note 3) .....................        223,949             158,729         1,025,320           719,955
 Reports to shareholders ..........................          3,741               9,993            26,525            44,055
 Registration and filing fees .....................         82,864              71,719           364,435           256,407
 Amortization of offering costs ...................             --              67,685                --            70,583
 Professional fees ................................          6,841              19,533            18,411            24,579
 Trustees' fees and expenses ......................            628               1,508             2,626             2,559
 Other ............................................          8,675               2,567            61,569            14,251
                                                      ---------------------------------------------------------------------
      Total expenses ..............................      1,332,541           1,168,675         9,167,844         6,828,656
      Expenses waived/paid by affiliate (Note 3) ..             --            (309,234)               --          (845,008)
                                                      ---------------------------------------------------------------------
        Net expenses ..............................      1,332,541             859,441         9,167,844         5,983,648
                                                      ---------------------------------------------------------------------
          Net investment income (loss) ............      2,244,723            (176,412)       41,683,943        13,095,141
                                                      ---------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Sale of Underlying Funds ........................        (28,559)            (21,057)         (145,979)         (143,100)
  Capital gain distributions from Underlying Funds       4,939,759                  --        53,041,071           479,268
                                                      ---------------------------------------------------------------------
          Net realized gain (loss) ................      4,911,200             (21,057)       52,895,092           336,168
 Net change in unrealized appreciation (depreciation) on
  Underlying Funds ................................     32,430,401            (210,150)      193,126,119        10,979,683
                                                      ---------------------------------------------------------------------
Net realized and unrealized gain (loss) ...........     37,341,601            (231,207)      246,021,211        11,315,851
                                                      ---------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations ...................................    $39,586,324          $ (407,619)     $287,705,154       $24,410,992
                                                      ---------------------------------------------------------------------







                         Annual Report | See notes to financial statements. | 51

Franklin Templeton Fund Allocator Series

STATEMENT OF OPERATIONS (CONTINUED)
for the period August 2, 2004 (commencement of operations) to December 31, 2004


                                                                                          ---------------
                                                                                             FRANKLIN
                                                                                             TEMPLETON
                                                                                           PERSPECTIVES
                                                                                          ALLOCATION FUND
                                                                                          ---------------
                                                                                           PERIOD ENDED
                                                                                           DECEMBER 31,
                                                                                               2004
                                                                                          ---------------
Investment income:
 Dividends from Underlying Funds (Note 6) .............................................     $   138,676
                                                                                          ---------------
Expenses:
 Administrative fees (Note 3) .........................................................           3,275
 Distribution fees (Note 3)
  Class A .............................................................................           8,746
  Class C .............................................................................           7,575
  Class R .............................................................................             141
 Transfer agent fees (Note 3) .........................................................           9,572
 Reports to shareholders ..............................................................           6,177
 Registration and filing fees .........................................................           1,806
 Professional fees ....................................................................          12,316
 Amortization of offering costs .......................................................          32,060
 Trustees' fees and expenses ..........................................................              10
 Other ................................................................................             123
                                                                                          ---------------
      Total expenses ..................................................................          81,801
      Expenses waived/paid by affiliate (Note 3) ......................................         (64,022)
                                                                                          ---------------
        Net expenses ..................................................................          17,779
                                                                                          ---------------
          Net investment income (loss) ................................................         120,897
                                                                                          ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Sale of Underlying Funds ............................................................            (122)
  Capital gain distributions from Underlying Funds ....................................         226,911
                                                                                          ---------------
        Net realized gain (loss) ......................................................         226,789
 Net change in unrealized appreciation (depreciation) on Underlying Funds .............         899,813
                                                                                          ---------------
Net realized and unrealized gain (loss) ...............................................       1,126,602
                                                                                          ---------------
Net increase (decrease) in net assets resulting from operations .......................     $ 1,247,499
                                                                                          ---------------






52 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENTS OF CHANGES IN NET ASSETS
for the period August 1, 2004 to December 31, 2004
and the period August 15, 2003 (commencement of operations) to July 31, 2004

                                                      ---------------------------------------------------------------------
                                                                   FRANKLIN                            FRANKLIN
                                                                   TEMPLETON                           TEMPLETON
                                                                   COREFOLIO                        FOUNDING FUNDS
                                                                ALLOCATION FUND                     ALLOCATION FUND
                                                      ---------------------------------------------------------------------
                                                      PERIOD ENDED        PERIOD ENDED      PERIOD ENDED      PERIOD ENDED
                                                      DECEMBER 31,          JULY 31,        DECEMBER 31,        JULY 31,
                                                          2004                2004              2004              2004
                                                      ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .....................  $  2,244,723)      $   (176,412)     $  41,683,943      $ 13,095,141
  Net realized gain (loss) from Underlying Funds ...     4,911,200            (21,057)        52,895,092           336,168
  Net unrealized appreciation (depreciation) on
   Underlying Funds ................................    32,430,401           (210,150)       193,126,119        10,979,683
                                                      ---------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations ............................    39,586,324           (407,619)       287,705,154        24,410,992
Distributions to shareholders from:
 Net investment income:
  Class A ..........................................    (1,319,231)                --        (29,522,777)       (1,477,369)
  Class B ..........................................      (224,407)                --         (9,055,060)         (599,490)
  Class C ..........................................      (304,395)                --        (13,551,966)       (1,094,668)
  Class R ..........................................        (9,798)                --           (216,033)           (7,674)
  Advisor Class ....................................       (14,245)                --           (151,940)           (4,901)
 Net realized gains:
  Class A ..........................................      (904,943)                --         (7,444,102)               --
  Class B ..........................................      (255,081)                --         (2,836,350)               --
  Class C ..........................................      (369,958)                --         (4,274,586)               --
  Class R ..........................................        (7,442)                --            (55,643)               --
  Advisor Class ....................................        (8,048)                --            (34,949)               --
 Tax return of capital:
  Class A ..........................................            --           (180,719)                --                --
  Class B ..........................................            --            (41,268)                --                --
  Class C ..........................................            --           (112,032)                --                --
  Class R ..........................................            --               (911)                --                --
  Advisor Class ....................................            --             (1,532)                --                --
                                                      ---------------------------------------------------------------------
Total distributions to shareholders ................    (3,417,548)          (336,462)       (67,143,406)       (3,184,102)




                         Annual Report | See notes to financial statements. | 53

Franklin Templeton Fund Allocator Series

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) for the period August 1, 2004 to December 31, 2004 and the period August 15, 2003 (commencement of operations) to July 31, 2004


                                                      ---------------------------------------------------------------------
                                                                   FRANKLIN                            FRANKLIN
                                                                   TEMPLETON                           TEMPLETON
                                                                   COREFOLIO                        FOUNDING FUNDS
                                                                ALLOCATION FUND                     ALLOCATION FUND
                                                      ---------------------------------------------------------------------
Capital share transactions: (Note 2)
  Class A ..........................................  $ 59,770,667       $158,377,319     $  648,779,490    $  872,224,582
  Class B ..........................................    16,357,601         44,569,988        211,117,052       353,450,435
  Class C ..........................................    14,277,374         73,131,258        326,859,283       528,405,234
  Class R ..........................................       363,929          1,430,776          6,116,010         5,187,546
  Advisor Class ....................................       764,575          1,182,550          2,220,681         4,953,545
                                                      ---------------------------------------------------------------------
Total capital share transactions ...................    91,534,146        278,691,891      1,195,092,516     1,764,221,342
Redemption fees ....................................           281              2,292              3,024             2,530
                                                      ---------------------------------------------------------------------
      Net increase (decrease) in net assets ........   127,703,203        277,950,102      1,415,657,288     1,785,450,762
Net assets:
 Beginning of period ...............................   277,950,102                 --      1,785,450,762                --
                                                      ---------------------------------------------------------------------
 End of period .....................................  $405,653,305       $277,950,102     $3,201,108,050    $1,785,450,762
                                                      ---------------------------------------------------------------------
Undistributed net investment income included in
 net assets:
 End of period .....................................  $   (510,830)      $         --     $      365,862    $    9,911,039
                                                      ---------------------------------------------------------------------





54 | See notes to financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) for the period August 2, 2004 (commencement of operations) to December 31, 2004


                                                                                             --------------
                                                                                                FRANKLIN
                                                                                                TEMPLETON
                                                                                              PERSPECTIVES
                                                                                               ALLOCATION
                                                                                                  FUND
                                                                                             --------------
                                                                                              PERIOD ENDED
                                                                                              DECEMBER 31,
                                                                                                  2004
                                                                                             --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................    $     120,897
  Net realized gain (loss) from Underlying Funds ........................................          226,789
  Net change in unrealized appreciation (depreciation) on Underlying Funds ..............          899,813
                                                                                             --------------
      Net increase (decrease) in net assets resulting from operations ...................        1,247,499
Distributions to shareholders from:
 Net investment income:
  Class A ...............................................................................          (94,185)
  Class C ...............................................................................          (21,357)
  Class R ...............................................................................           (1,203)
  Advisor Class .........................................................................           (1,108)
 Net realized gains:
  Class A ...............................................................................          (36,215)
  Class C ...............................................................................          (10,567)
  Class R ...............................................................................             (470)
  Advisor Class .........................................................................             (382)
                                                                                             --------------
Total distributions to shareholders .....................................................         (165,487)
Capital share transactions: (Note 2)
  Class A ...............................................................................       15,350,923
  Class C ...............................................................................        4,303,323
  Class R ...............................................................................          251,013
  Advisor Class .........................................................................          182,260
                                                                                             --------------
Total capital share transactions ........................................................       20,087,519
Redemption fees .........................................................................                3
                                                                                             --------------
      Net increase (decrease) in net assets .............................................       21,169,534
Net assets:
 Beginning of period ....................................................................               --
                                                                                             --------------
 End of period ..........................................................................    $  21,169,534
                                                                                             --------------
Undistributed net investment income included in net assets:
 End of period ..........................................................................    $       7,301
                                                                                             --------------




                         Annual Report | See notes to financial statements. | 55

Franklin Templeton Fund Allocator Series

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Fund Allocator Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are non-diversified. The financial statements of the remaining funds in the series are presented separately. The Funds invest primarily in Franklin Templeton mutual funds (the Underlying Funds). The investment goal of Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Perspectives Allocation Fund is capital appreciation. The investment goal of Franklin Templeton Founding Funds Allocation Fund is capital appreciation, with a secondary goal of income.

On December 6, 2004, the Board of Trustees approved the change of the Trust's fiscal year end from July 31 to December 31 effective December 31, 2004.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Net asset value per share is calculated as of the close of trading of the NYSE. Investments in the Underlying Funds are valued at their net asset value each trading day.

B. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Securities transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.







56 |  Annual Report

Franklin Templeton Fund Allocator Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Funds indirectly bear their proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Funds will vary.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. OFFERING COSTS

Offering costs are amortized on a straight line basis over a twelve month period from commencement of operations of the Funds.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Funds against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.







                                                              Annual Report | 57

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------
  CLASS A, C, R & ADVISOR CLASS             CLASS B
--------------------------------------------------------------------------------
  Corefolio Allocation Fund                 Corefolio Allocation Fund
  Founding Funds Allocation Fund            Founding Funds Allocation Fund
  Perspectives Allocation Fund

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                         -------------------------------------------------------------
                                                  COREFOLIO                      FOUNDING FUNDS
                                               ALLOCATION FUND                   ALLOCATION FUND
                                         -------------------------------------------------------------
                                           SHARES         AMOUNT             SHARES        AMOUNT
                                         -------------------------------------------------------------
CLASS A SHARES:
Period ended December 31, 2004 a
 Shares sold ..........................   6,011,266     $ 68,675,228       56,374,001    $664,632,092
 Shares issued in reinvestment of
 distributions ........................     173,112        2,105,042        2,814,294      34,362,530
 Shares redeemed ......................    (957,402)     (11,009,603)      (4,265,486)    (50,215,132)
                                         -------------------------------------------------------------
 Net increase (decrease) ..............   5,226,976     $ 59,770,667       54,922,809    $648,779,490
                                         -------------------------------------------------------------
Period ended July 31, 2004 b
 Shares sold ..........................  14,863,511     $164,399,078       81,914,040    $908,640,861
 Shares issued in reinvestment of
 distributions ........................      15,362          167,133          124,602       1,358,166
 Shares redeemed ......................    (555,723)      (6,188,892)      (3,373,573)    (37,774,445)
                                         -------------------------------------------------------------
 Net increase (decrease) ..............  14,323,150     $158,377,319       78,665,069    $872,224,582
                                         -------------------------------------------------------------
CLASS B SHARES:
Period ended December 31, 2004 a
 Shares sold ..........................   1,570,713     $ 17,740,936       18,249,527    $212,982,811
 Shares issued in reinvestment of
 distributions ........................      38,123          460,521          918,807      11,172,687
 Shares redeemed ......................    (162,864)      (1,843,856)      (1,114,649)    (13,038,446)
                                         -------------------------------------------------------------
 Net increase (decrease) ..............   1,445,972     $ 16,357,601       18,053,685    $211,117,052
                                         -------------------------------------------------------------
Period ended July 31, 2004 b
 Shares sold ..........................   4,161,271     $ 45,825,737       32,905,563    $363,356,716
 Shares issued in reinvestment of
 distributions ........................       3,588           38,961           51,917         565,372
 Shares redeemed ......................    (118,095)      (1,294,710)        (941,195)    (10,471,653)
                                         -------------------------------------------------------------
 Net increase (decrease) ..............   4,046,764     $ 44,569,988       32,016,285    $353,450,435
                                         -------------------------------------------------------------




58 |  Annual Report

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          ------------------------------------------------------------
                                                  COREFOLIO                      FOUNDING FUNDS
                                               ALLOCATION FUND                   ALLOCATION FUND
                                          ------------------------------------------------------------
                                           SHARES         AMOUNT             SHARES        AMOUNT
                                          ------------------------------------------------------------
CLASS C SHARES:
Period ended December 31, 2004 a
 Shares sold ..........................   2,103,780      $23,849,828       28,987,638    $339,687,778
 Shares issued in reinvestment of
 distributions ........................      51,436          620,828        1,263,334      15,362,130
 Shares redeemed ......................    (887,978)     (10,193,282)      (2,422,401)    (28,190,625)
                                          ------------------------------------------------------------
 Net increase (decrease) ..............   1,267,238      $14,277,374       27,828,571    $326,859,283
                                          ------------------------------------------------------------
Period ended July 31, 2004 b
 Shares sold ..........................   6,933,339      $75,723,648       49,769,238    $547,924,862
 Shares issued in reinvestment of
 distributions ........................       9,577          103,912           90,545         986,039
 Shares redeemed ......................    (245,225)      (2,696,302)      (1,838,090)    (20,505,667)
                                          ------------------------------------------------------------
 Net increase (decrease) ..............   6,697,691      $73,131,258       48,021,693    $528,405,234
                                          ------------------------------------------------------------
CLASS R SHARES:
Period ended December 31, 2004 a
 Shares sold ..........................      36,170      $   414,130          514,529    $  6,051,359
 Shares issued in reinvestment of
 distributions ........................       1,407           17,087           22,271         271,714
 Shares redeemed ......................      (5,993)         (67,288)         (17,175)       (207,063)
                                          ------------------------------------------------------------
 Net increase (decrease) ..............      31,584      $   363,929          519,625    $  6,116,010
                                          ------------------------------------------------------------
Period ended July 31, 2004 b
 Shares sold ..........................     141,795      $ 1,585,641          476,583    $  5,309,995
 Shares issued in reinvestment of
 distributions ........................          78              846              653           7,124
 Shares redeemed ......................     (13,864)        (155,711)         (11,452)       (129,573)
                                          ------------------------------------------------------------
 Net increase (decrease) ..............     128,009      $ 1,430,776          465,784    $  5,187,546
                                          ------------------------------------------------------------
ADVISOR CLASS SHARES:
Period ended December 31, 2004 a
 Shares sold ..........................      74,084      $   868,160          243,405    $  2,870,998
 Shares issued in reinvestment of
 distributions ........................       1,502           18,282           13,837         169,360
 Shares redeemed ......................     (11,031)        (121,867)         (68,287)       (819,677)
                                          ------------------------------------------------------------
 Net increase (decrease) ..............      64,555      $   764,575          188,955    $  2,220,681
                                          ------------------------------------------------------------
Period ended July 31, 2004 b
 Shares sold ..........................     123,321      $ 1,363,823          478,067    $  5,339,059
 Shares issued in reinvestment of
 distributions ........................         134            1,461              431           4,709
 Shares redeemed ......................     (16,351)        (182,734)         (34,829)       (390,223)
                                          ------------------------------------------------------------
 Net increase (decrease) ..............     107,104      $ 1,182,550          443,669    $  4,953,545
                                          ------------------------------------------------------------



                                                              Annual Report | 59

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         ---------------------------
                                                                PERSPECTIVES
                                                               ALLOCATION FUND
                                                         ---------------------------
                                                           SHARES          AMOUNT
                                                         ---------------------------
CLASS A SHARES:
Period ended December 31, 2004 c
 Shares sold ..........................................   1,451,180     $15,428,630
 Shares issued in reinvestment of
 distributions ........................................      11,285         125,493
 Shares redeemed ......................................     (19,087)       (203,200)
                                                         ---------------------------
 Net increase (decrease) ..............................   1,443,378     $15,350,923
                                                         ---------------------------
CLASS C SHARES:
Period ended December 31, 2004 c
 Shares sold ..........................................     406,940     $ 4,291,851
 Shares issued in reinvestment of
 distributions ........................................       2,808          31,193
 Shares redeemed ......................................      (1,889)        (19,721)
                                                         ---------------------------
 Net increase (decrease) ..............................     407,859     $ 4,303,323
                                                         ---------------------------
CLASS R SHARES:
Period ended December 31, 2004 c
 Shares sold ..........................................      23,118     $   249,560
 Shares issued in reinvestment of
 distributions ........................................         142           1,573
 Shares redeemed ......................................         (11)           (120)
                                                         ---------------------------
 Net increase (decrease) ..............................      23,249     $   251,013
                                                         ---------------------------
ADVISOR CLASS SHARES:
Period ended December 31, 2004 c
 Shares sold ..........................................      17,716     $   183,806
 Shares issued in reinvestment of
 distributions ........................................         124           1,379
 Shares redeemed ......................................        (295)         (2,925)
                                                         ---------------------------
 Net increase (decrease) ..............................      17,545     $   182,260
                                                         ---------------------------



a  For the period August 1, 2004 to December 31, 2004.
b For the period August 15, 2003 (commencement of operations) to July 31, 2004. c For the period August 2, 2004 (commencement of operations) to December 31,
   2004.






60 |  Annual Report

Franklin Templeton Fund Allocator Series

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

-------------------------------------------------------------------------------------
  ENTITY                                                       AFFILIATION
-------------------------------------------------------------------------------------
  Franklin Templeton Services, LLC (FT Services)               Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)          Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services) Transfer agent

A. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of .10% per year of the Funds' average daily net assets for administrative services including monitoring and rebalancing the percentage of each Fund's investment in the Underlying Funds.

FT Services agreed in advance to voluntarily waive administrative fees and assume payment of other expenses, as noted in the Statement of Operations. Total expenses waived by FT Services are not subject to reimbursement by the Funds subsequent to the Fund's fiscal year end.

B. DISTRIBUTION FEES

The Funds reimburse Distributors up to .35%, 1.00%, 1.00%, and .50% per year of the average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan. Under the Class A distribution plan, cost exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

C. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the periods ended December 31, 2004 and July 31, 2004 as follows:


                           --------------------------------------------------------------------------
                               FRANKLIN TEMPLETON          FRANKLIN TEMPLETON      FRANKLIN TEMPLETON
                                    COREFOLIO                FOUNDING FUNDS           PERSPECTIVES
                                 ALLOCATION FUND             ALLOCATION FUND         ALLOCATION FUND
                           --------------------------------------------------------------------------
                           PERIOD ENDED  PERIOD ENDED   PERIOD ENDED  PERIOD ENDED     PERIOD ENDED
                           DECEMBER 31,    JULY 31,     DECEMBER 31,    JULY 31,       DECEMBER 31,
                               2004          2004           2004          2004             2004
                           --------------------------------------------------------------------------
Sales charges received ...    $353,580     $773,707       $3,530,862    $4,747,903        $76,090
Contingent deferred sales
 charges retained ........    $ 64,392     $ 32,542       $  438,846    $  312,182        $   160





                                                              Annual Report | 61

Franklin Templeton Fund Allocator Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations for the periods ended December 31, 2004 and July 31, 2004 of which the following amounts were paid to Investor Services:

                           --------------------------------------------------------------------------
                               FRANKLIN TEMPLETON          FRANKLIN TEMPLETON      FRANKLIN TEMPLETON
                                    COREFOLIO                FOUNDING FUNDS           PERSPECTIVES
                                 ALLOCATION FUND             ALLOCATION FUND         ALLOCATION FUND
                           --------------------------------------------------------------------------
                           PERIOD ENDED  PERIOD ENDED   PERIOD ENDED  PERIOD ENDED     PERIOD ENDED
                           DECEMBER 31,    JULY 31,     DECEMBER 31,    JULY 31,       DECEMBER 31,
                               2004          2004           2004          2004             2004
                           --------------------------------------------------------------------------
Transfer agent fees .....     $155,558     $103,231         $667,406      $532,146        $5,800


4. INCOME TAXES

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income, and undistributed long-term capital gains for income tax purposes were as follows:

                                                 -----------------------------------------------------
                                                    FRANKLIN           FRANKLIN          FRANKLIN
                                                    TEMPLETON          TEMPLETON         TEMPLETON
                                                    COREFOLIO       FOUNDING FUNDS     PERSPECTIVES
                                                 ALLOCATION FUND    ALLOCATION FUND   ALLOCATION FUND
                                                 -----------------------------------------------------
Cost of investments ..........................    $372,731,704      $2,970,346,560        $20,010,556
                                                 -----------------------------------------------------
Unrealized appreciation ......................    $ 32,159,709      $  203,817,059        $   899,689
Unrealized depreciation ......................              --                  --                 --
                                                 -----------------------------------------------------
Net unrealized appreciation (depreciation) ...    $ 32,159,709      $  203,817,059        $   899,689
                                                 -----------------------------------------------------
Undistributed ordinary income ................    $    521,756      $      365,862        $     7,301
Undistributed long term capital gains ........       3,256,104          37,605,718            175,022
                                                 -----------------------------------------------------
Distributable earnings .......................    $  3,777,860      $   37,971,580        $   182,323
                                                 -----------------------------------------------------







62 |  Annual Report

Franklin Templeton Fund Allocator Series

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the period ended December 31, 2004 and the period ended July 31, 2004 was as follows:

                                         --------------------------------------
                                                  FRANKLIN TEMPLETON
                                               COREFOLIO ALLOCATION FUND
                                         --------------------------------------
                                            PERIOD ENDED          PERIOD ENDED
                                         DECEMBER 31, 2004 A    JULY 31, 2004 B
                                         --------------------------------------
Distributions paid from:
Ordinary income ......................        $1,872,076           $     --
Long term capital gain ...............         1,545,472                 --
                                         --------------------------------------
                                               3,417,548                 --
  Return of capital ..................                --            336,462
                                         --------------------------------------
                                              $3,417,548           $336,462
                                         --------------------------------------

                                         --------------------------------------
                                                  FRANKLIN TEMPLETON
                                            FOUNDING FUNDS ALLOCATION FUND
                                         --------------------------------------
                                            PERIOD ENDED       PERIOD ENDED
                                         DECEMBER 31, 2004 A  JULY 31, 2004 B
                                         --------------------------------------
Distributions paid from:
Ordinary income ......................       $52,497,776         $3,184,102
Long term capital gain ...............        14,645,630                 --
                                         --------------------------------------
                                             $67,143,406         $3,184,102
                                         --------------------------------------

                                         --------------------------------------
                                             PERSPECTIVES ALLOCATION FUND
                                         --------------------------------------
                                                     PERIOD ENDED
                                                  DECEMBER 31, 2004 C
                                         --------------------------------------
Distributions paid from:
Ordinary income ......................                  $117,853
Long term capital gain ...............                    47,634
                                         --------------------------------------
                                                        $165,487
                                         --------------------------------------


a For the period August 1, 2004 to December 31, 2004.
b For the period August 15, 2003 (commencement of operations) to July 31, 2004. c For the period August 2, 2004 (commencement of operations) to December 31,
  2004.

The return of capital during the period ended July 31, 2004 for Franklin Templeton Corefolio Allocation Fund results from distributions made in December 2003 in compliance with the requirements of the excise tax rules. The excise tax distribution requirements differ from the fiscal year distribution requirements under Subchapter M of the Internal Revenue Code.





                                                              Annual Report | 63

Franklin Templeton Fund Allocator Series

5. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short-term securities) for the period ended December 31, 2004, were as follows:

                                     ----------------------------------------------------
                                        FRANKLIN           FRANKLIN          FRANKLIN
                                        TEMPLETON          TEMPLETON         TEMPLETON
                                        COREFOLIO       FOUNDING FUNDS     PERSPECTIVES
                                     ALLOCATION FUND    ALLOCATION FUND   ALLOCATION FUND
                                     ----------------------------------------------------
Purchases ........................     $99,503,751      $1,234,066,549        $19,638,863
Sales ............................     $ 3,401,238      $    8,794,071        $    40,654


6. INVESTMENTS IN UNDERLYING FUNDS

The Funds invest primarily in the Underlying Funds which are managed by affiliates of FT Services. The Funds do not invest in the Underlying Funds for the purpose of exercising management or control. At December 31, 2004, Franklin Templeton Founding Funds Allocation Fund and Franklin Templeton Corefolio Allocation Fund held the following positions which exceed 5% of the Underlying Fund's shares outstanding. Franklin Templeton Perspectives Allocation Fund held no positions which exceed 5% of the Underlying Funds' shares outstanding:

--------------------------------------------------------------------------------
  NAME OF ISSUER                                          % OF SHARES HELD
--------------------------------------------------------------------------------
  FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND
  Franklin Capital Growth Fund, Advisor Class .......             5.4%
  FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND
  Mutual Shares Fund, Class Z .......................             8.4%

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of FT Services). Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, administrative fees are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed fees paid by the Sweep Money Fund.









64 |  Annual Report

Franklin Templeton Fund Allocator Series

7. REGULATORY MATTERS

INVESTIGATIONS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS
Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc.
reached with the SEC, as described above.





                                                              Annual Report | 65

Franklin Templeton Fund Allocator Series

7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.





66 |  Annual Report

Franklin Templeton Fund Allocator Series

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.



                                                              Annual Report | 67

Franklin Templeton Fund Allocator Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Corefolio Allocation Fund, Franklin Templeton Founding Funds Allocation Fund, and Franklin Templeton Perspectives Allocation Fund (separate portfolios of Franklin Templeton Fund Allocator Series, hereafter referred to as the "Funds") at December 31 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period August 1, 2004 to December 31, 2004 and the period August 15, 2003 (commencement of operations) to July 31, 2004 (for Franklin Templeton Perspectives Allocation Fund, the results of its operations, the changes in its net assets and the financial highlights for the period August 2, 2004 (commencement of operations) through December 31, 2004), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in the Underlying Funds at December 31, 2004 by correspondence with the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 9, 2005



68 |  Annual Report

Franklin Templeton Fund Allocator Series

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2004:

                     --------------------------------------------------------
                        FRANKLIN             FRANKLIN            FRANKLIN
                        TEMPLETON            TEMPLETON           TEMPLETON
                        COREFOLIO         FOUNDING FUNDS       PERSPECTIVES
                     ALLOCATION FUND      ALLOCATION FUND     ALLOCATION FUND
                     --------------------------------------------------------
                       $4,801,576           $51,772,084          $222,656

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for the fiscal year ended December 31, 2004.

                    --------------------------------------------------------
                       FRANKLIN             FRANKLIN            FRANKLIN
                       TEMPLETON            TEMPLETON           TEMPLETON
                       COREFOLIO         FOUNDING FUNDS       PERSPECTIVES
                    ALLOCATION FUND      ALLOCATION FUND     ALLOCATION FUND
                    --------------------------------------------------------
                      $3,764,357           $39,898,837          $137,661

In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.

                   --------------------------------------------------------
                      FRANKLIN             FRANKLIN            FRANKLIN
                      TEMPLETON            TEMPLETON           TEMPLETON
                      COREFOLIO         FOUNDING FUNDS       PERSPECTIVES
                   ALLOCATION FUND      ALLOCATION FUND     ALLOCATION FUND
                   --------------------------------------------------------
                         61.24%               100.00%            27.49%


                                                              Annual Report | 69

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF            FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION        TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (83)         Trustee         Since 1995           113                      None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)             Trustee         Since 1995           142                      Director, Bar-S Foods (meat
 One Franklin Parkway                                                                            packing company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)          Trustee         Since 1995           143                      None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)             Trustee         Since 1998           98                       Director, Amerada Hess
 One Franklin Parkway                                                                            Corporation (exploration and
 San Mateo, CA 94403-1906                                                                        refining of oil and gas), H.J.
                                                                                                 Heinz Company (processed foods
                                                                                                 and allied products); RTI
                                                                                                 International Metals, Inc.
                                                                                                 (manufacture and distribution
                                                                                                 of titanium); Canadian
                                                                                                 National Railway (railroad)
                                                                                                 and White Mountains Insurance
                                                                                                 Group Ltd. (holding company).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and
 Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
 the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


70 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF            FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION        TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (75)            Trustee         Since 1995           115                      Director, The California
 One Franklin Parkway                                                                            Center for Land Recycling
 San Mateo, CA 94403-1906                                                                        (redevelopment).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)            Trustee         Since 1995           142                      Director, Martek Biosciences
 One Franklin Parkway                                                                            Corporation; MedImmune, Inc.
 San Mateo, CA 94403-1906                                                                        (biotechnology); and
                                                                                                 Overstock.com (Internet
                                                                                                 services); and FORMERLY,
                                                                                                 Director, MCI Communication
                                                                                                 Corporation (subsequently
                                                                                                 known as MCI WorldCom, Inc.
                                                                                                 and WorldCom, Inc.)
                                                                                                 (communications services)
                                                                                                 (1988-2002), White Mountains
                                                                                                 Insurance Group Ltd. (holding
                                                                                                 company) (1987-2004) and
                                                                                                 Spacehab, Inc. (aerospace
                                                                                                 services) (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
 (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF            FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION        TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)         Trustee and     Since 1995           142                      None
 One Franklin Parkway              Chairman of
 San Mateo, CA 94403-1906          the Board

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
 Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 71

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF            FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION        TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (64)     Trustee,        Trustee since        125                      None
 One Franklin Parkway              President and   1995, and
 San Mateo, CA 94403-1906          Chief Executive President and
                                   Officer -       Chief Executive
                                   Investment      Officer-
                                   Management      Investment
                                                   Management
                                                   since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)              Vice President  Since 1995           Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory
 Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
 Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)               Chief           Since July 2004      Not Applicable           Not Applicable
 One Franklin Parkway              Compliance
 San Mateo, CA 94403-1906          Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin
 Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 LAURA FERGERSON (42)              Treasurer       Since July 2004      Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
 Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin
 Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)           Vice President  Since 1995           Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
 Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
 Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin
 Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
 Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------



72 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF            FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION        TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)             Senior Vice     Since 2002           Not Applicable           Not Applicable
 500 East Broward Blvd.            President and
 Suite 2100                        Chief Executive
 Fort Lauderdale, FL 33394-3091    Officer-
                                   Finance and
                                   Administration


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)                Vice President  Since 2000           Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
 Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (57)             Vice President  Since 2000           Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory
 Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor
 Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC,
 and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc.
 and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
 Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel
 and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
 Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)            Vice President  Since 2002           Not Applicable           Not Applicable
 600 Fifth Avenue                  -AML
 Rockefeller Center                Compliance
 New York, NY 10020-2302

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch
 Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)            Vice President  Since 2000           Not Applicable           Not Applicable
 One Franklin Parkway              and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000);
 and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 73

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF            FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION        TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (53)              Chief Financial Since May 2004       Not Applicable           Not Applicable
 500 East Broward Blvd.            Officer and
 Suite 2100                        Chief
 Fort Lauderdale, FL 33394-3091    Accounting
                                   Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton
 Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.




74 |  Annual Report

Franklin Templeton Fund Allocator Series

SHAREHOLDER INFORMATION



PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.





                                                              Annual Report | 75

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN[R] (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5, 6
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund


TAX-FREE INCOME 7

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 10



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.




11/04                                              Not part of the annual report

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]   One Franklin Parkway
       INVESTMENTS         San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TEMPLETON
FUND ALLOCATOR SERIES


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FAS2  A2004 02/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Note: The Registrant changed its fiscal year end from July 31 to December 31. Information is included for fiscal years ending July 31, 2003 and 2004 and fiscal period ending December 31, 2004 (August 1, 2004 - December 31, 2004).

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $11,367 for the fiscal year ended December 31, 2004, $98,671 for the fiscal year ended July 31, 2004 and 47,552 for the fiscal year ended July 31, 2003.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended December 31, 2004, $48,134 for the fiscal year ended July 31, 2004 and $0 for the fiscal year ended July 31, 2003. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2004, $287 for the fiscal year ended July 31, 2004 and $0 for the fiscal year ended July 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2004, $99,713 for the fiscal year ended July 31, 2004 and $12,972 for the fiscal year ended July 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended December 31, 2004, $148,134 for the fiscal year ended July 31, 2004 and $12,972 for the fiscal year ended July 31, 2003.

(h) No disclosures are required by this Item 4(h).

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  February 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  February 18, 2005


By /s/Galen G. Vetter
      Chief Financial Officer
Date  February 18, 2005